 As filed with the Securities and Exchange Commission June 3, 1996REGISTRATION

                                                                   NO. 333-1252
================================================================================

                    U.S. SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                _______________


                             AMENDMENT NO. 2 TO
                                   FORM S-3

                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933



                            T.A. OF DELAWARE, INC.

          DELAWARE                                        22-2479691
 (State or other jurisdiction of                      (I.R.S. Employer
  incorporation or organization)                   Identification Number)

                                _______________

                               ONE BEACON STREET
                         BOSTON, MASSACHUSETTS  02108
                                (617) 725-2478
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                _______________

                                  MARK MENCHEL
                               ONE BEACON STREET
                          BOSTON, MASSACHUSETTS  02108
                                 (617) 725-1767
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                _______________

                                   COPIES TO:

                            ANN-ELLEN HORNIDGE, ESQ.
                          MINTZ, LEVIN, COHN, FERRIS,
                            GLOVSKY AND POPEO, P.C.
                              ONE FINANCIAL CENTER
                               BOSTON, MA  02111
                                 (617) 542-6000

                                _______________

   APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the effective date of this Registration Statement.

   If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

   If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

   If this Form is filed to register additional securities for an offering pursuant to Rule 462 (b) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [_]

   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [_]

   If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [_]

                                                  CALCULATION OF REGISTRATION FEE
=================================================================================================================================


          TITLE OF EACH CLASS OF               AMOUNT TO       PROPOSED MAXIMUM            PROPOSED MAXIMUM      AMOUNT OF
       SECURITIES TO BE REGISTERED           BE REGISTERED    OFFERING PRICE /(1)/        AGGREGATE OFFERINEG    REGIISTRATION
                                                                                               PRICE /(1)/           FEE
- ---------------------------------------------------------------------------------------------------------------------------------
Tax Exempt Securities Trust Certificates..    $70,000,000            100%                 $70,000,000              $24,138
=================================================================================================================================

/(1)/ Estimated solely for the purpose of calculating the registration fee.

                                _______________

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

================================================================================

Information contained herein is subject to completion and amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These Securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these Securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


                   Subject to Completion, Dated June 3, 1996

        PROSPECTUS

                             T.A. OF DELAWARE, INC.

                    TAX EXEMPT SECURITIES TRUST CERTIFICATES
                               ISSUABLE IN SERIES

             This Prospectus relates to Tax Exempt Securities Trust Certificates (the "Certificates") that may be offered and sold from time to time in one or more Series (as defined) under this Prospectus and the related prospectus supplement ("Prospectus Supplement"). The Certificates will be sold from time to time under this Prospectus on terms determined for each Series at the time of the sale and as described in the related Prospectus Supplement. The Certificates are issuable from time to time in separate series (each, a "Series") pursuant to one or more separate Trust Agreements (as defined) between the Trustor (as defined) and a Trustee (as defined). Each Series of Certificates will consist of one or more classes (each, a "Class") of Certificates which will represent in the aggregate the entire beneficial ownership interest in all of the assets or in particular groups of assets deposited into a trust ("Trust") by T.A. of Delaware, Inc. (the "Company") as trustor (in such capacity, the "Trustor") or otherwise purchased by a Trust established by the Company, either directly or through a trust, corporation, partnership or other entity controlled by the Company. The issuer with respect to a Series of Certificates will be the Trust established in respect of such Certificates.

             Each Class of Certificates of any Series will represent the right, which may be senior or subordinate to the rights of one or more other Classes of such Series and, to the extent set forth in the related Prospectus Supplement, to the rights of one or more Classes of other Series, to receive a specified portion of the payments of principal of and premium, if any, and interest made with respect to all of the Tax Exempt Securities (as defined) deposited in the Trust for such Series or with respect to the Tax Exempt Securities included in one or more groups of assets (each, an "Asset Group") held by the Trust. Payments or distributions of interest on each Class of Certificates will be made on each Distribution Date (as defined) as specified in the related Prospectus Supplement. The amount of principal and interest available and payable on each Series of Certificates on each Distribution Date will be applied to the Classes of such Series in the order and as otherwise provided in the related Prospectus Supplement. Principal payments to distributions on each Class of Certificates will be made on either a pro rata or random lot basis among Certificates of such Class, as specified in the related Prospectus Supplement. The rate of payment of principal of each Class of Certificates entitled to principal distributions will depend on the priority of payment of such Class and the rate and timing of principal payments (including prepayments) on Tax Exempt Securities. The rate of payment on the Tax Exempt Securities that are subject to redemption as described herein and in the related Prospectus Supplement may affect the yield on the Certificates of varying Classes in the manner described in the Prospectus Supplement. Certificates of a Series will be subject to redemption prior to maturity to repurchase only under the circumstances and according to the priorities described herein and the related Prospectus Supplement.

             Proceeds of the assets of each Trust (the "Trust Property") are the sole source of payments on the Certificates. The Trust Property will consists primarily of all or a portion of one or more issues, series or maturities of tax exempt bonds (the "Tax Exempt Securities"), the interest on which is excludable from gross income of the holders thereof for federal income tax purposes. Any Series of Certificates will be treated as a grantor trust or partnership for federal income tax purposes. Accordingly, distributions of interest received with respect to the Tax Exempt Securities are expected to retain their tax exempt character when distributed to Certificateholders with respect to Certificates. See "Certain Federal Income Tax Consequences."

             If so specified in the Prospectus Supplement, the Trust with respect to any Series of Certificates may include credit enhancement in the form of reserve funds, subordination of one or more Classes of Certificates to one or more other Classes of Certificates, insurance policies, letters of credit, or other types of credit support or any combination of the foregoing.

             Although the Certificates of a Series will be secured by the Tax Exempt Securities consisting the Trust Property, the Certificates will have payment characteristics different from the payment characteristics of the Tax Exempt Securities. An investment in the Certificates should not be viewed as a direct investment the underlying Tax Exempt Securities.


                             ____________________

             See "Risk Factors" beginning on page 8 for a description of certain factors that should be considered by prospective investors in evaluating an investment in the Certificates.

                             ____________________

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
        AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
             HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION
                   PASSED ON THE ACCURACY OR ADEQUACY OF THIS
                     PROSPECTUS.  ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.
                             ____________________

        Retain this Prospectus for future reference. This Prospectus may not be used to consummate sales of securities offered hereby unless accompanied by a Prospectus Supplement.

                                 TUCKER ANTHONY
                                 --------------
                                  INCORPORATED

              The date of this Prospectus is __________ __, 1996.

                             ____________________

                             AVAILABLE INFORMATION

     The Company has filed with the Commission a Registration Statement on Form S-3 (the "Registration Statement") under the Securities Act with respect to the Certificates to be offered by this Prospectus and related Prospectus Supplement. This Prospectus does not contain all of the information set forth in the Registration Statement and the exhibits and schedules thereto, certain portions of which have been omitted pursuant to the rules and regulations of the Commission. Statements made in this Prospectus as to the contents of any contract, agreement or other document are not necessarily complete. With respect to each such contract, agreement or other document filed or incorporated by reference as an exhibit to the Registration Statement, reference is made to such exhibit for a more complex description of the matter involved, and each such statement is qualified in its entirety by such reference.

     The Registration Statement and the exhibits and schedules thereto may be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and will also be available for inspection and copying at the regional offices of the Commission located at 7 World Trade Center, New York, New York 10048 and at 500 West Madison Street (Suite 1400), Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 subsequent to the date of this Prospectus and prior to the termination of the offering of the securities offered hereby shall be deemed to be incorporated by reference into this Prospectus and to be a part thereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Prospectus to the extent that a statement contained herein or in any other subsequently filed document which is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus.

     The Company will provide without charge to each person to whom a copy of this Prospectus is delivered, on the written or oral request of such person, a copy of any and all of the documents incorporated herein by reference (not including the exhibits to such documents, unless such exhibits are specifically incorporated by reference in such documents. Requests for such copies should be directed to Secretary, T.A. of Delaware, Inc., One Beacon Street, Boston, Massachusetts 02108, (617) 725-2487.

- --------------------------------------------------------------------------------

                             SUMMARY OF PROSPECTUS


   The following summary is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus and by reference to the information with respect to each Series of Certificates contained in the Prospectus Supplement to be prepared and delivered in connection with the offering of such Series. Capitalized terms used in this summary that are not otherwise defined have the meanings ascribed thereto in this Prospectus.
   An Index of Major Defined Terms is set forth immediately preceding the back cover page.


   Company................    T.A. of Delaware, Inc.  See "The Company."


   Securities Offered.....    Tax Exempt Securities Trust Certificates (the
                              "Certificates"). The Certificates are issuable from time to time in separate series (each, a "Series") pursuant to separate Trust Agreements
                              (as defined) between the Company and a Trustee (as defined). Each Series of Certificates will consist of one or more classes (each, a "Class") of Certificates which will either (i) represent in the aggregate the entire beneficial ownership interest in the Trust Property (as defined) of a separate Trust (as defined) established with respect to the related Series created pursuant to the Trust Agreement or (ii) represent in the aggregate the right to receive a specified portion of the payments of principal, premium, if any, and interest made with respect to one or more groups of assets (each, an "Asset Group") included in the Trust Property of such a Trust. Unless otherwise specified in the related Prospectus Supplement, each Series of Certificates, or Class of Certificates in the case of a Series consisting of two or more Classes, may have a stated amount and will be entitled to distributions of interest based on a specified fixed interest rate or percentage or a variable interest rate determined by reference to a specified formula or any combination thereof (each, an "Interest
                              Distribution Basis"). Each Series or Class of
                              Certificates may have a different Interest
                              Distribution Basis. The related Prospectus
                              Supplement will describe the Interest Distribution
                              Basis for each Series or Class of Certificates, or the initial Interest Distribution Basis and the method for determining subsequent changes to the Interest Distribution Basis.

                              A Series may include one or more Classes of Certificates ("Strip Certificates") entitled (i) to principal distributions, with disproportionate, nominal or no interest distributions or (ii) to interest distributions with disproportionate, nominal or no principal distributions. Classes of Strip Certificates that are entitled to receive distributions of interest only may have no stated amount and may have one or more notional amounts solely for the purpose of determining interest payable to the holders of such Certificates. In addition, a Series may include two or more Classes of Certificates which differ as to timing, priority of payment, interest distribution rate or amount of distributions of principal or interest or both, or as to which distributions of principal or interest or both on any class may be made upon the occurrence of specified events, in accordance with a schedule or formula, or on the basis of collections from designated portions of the Trust Property.

                              A Series of Certificates may also include one or more Classes of Certificates (collectively, the "Senior Certificates") which are senior to one or more Classes of Certificates (collectively, the "Subordinate

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

                              Certificates") of such Series and, to the extent set forth in the related Prospectus Supplement, to one or more Classes of Certificates of other Series in respect of certain distributions on the underlying Trust Property. In addition, certain Classes of Senior (or Subordinate) Certificates may be senior to other Classes of Senior (or Subordinate) Certificates in respect of such distributions or with respect to losses.

                              The Certificates will be issued in fully registered form in the authorized minimum denominations and multiples thereof specified in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, a Series of Certificates or certain Classes of such Series offered thereby may be available in book-entry only form. See "Description of the Certificates."

                              Upon any delivery of additional Tax Exempt
                              Securities to the Trustee for a Trust, a new
                              Series with a corresponding aggregate principal amount of Certificates will be issued, in one or more Classes, as set forth in the related Prospectus Supplement, up to a total aggregate principal amount authorized in the Trust Agreement. No such new Series of Certificates will be issued if the Rating Agency (as defined) will, as a result of such issuance, downgrade the rating on any outstanding Series of Certificates or any class thereof. See "-- Trust Assets," "The Tax Exempt Securities - Addition of Tax Exempt Securities" and "Description of the Certificates - General."

   The Issuer.............    The Issuer with respect to a Series of
                              Certificates will be a trust fund (each, a "Trust") established by the Company, either directly or through a trust, corporation, partnership or other entity controlled by the Company, for the purpose of issuing one or more
                              Series of Certificates. Each Trust will be created by a separate agreement (each, a "Trust
                              Agreement") between the Company, acting as trustor
                              (in such capacity, the "Trustor"), and a bank or trust company or other fiduciary, acting as trustee (the "Trustee"). The Issuer will not have, nor is it expected to have, any significant assets available for distributions on a Series of Certificates, other than the Trust Property.


   Trust Assets...........    The property of each Trust (the "Trust Property")
                              will consist primarily of all or a portion of one or more issues, series or maturities of tax exempt bonds (the "Tax Exempt Securities") included in one or more Asset Groups held by the Trust. If so specified in a related Prospectus Supplement, the Trust Property of a Trust may have a concentration level such that any particular Tax Exempt Security or Obligor (as defined) with respect to any Tax
                              Exempt Security constitutes more than 10% of the Trust Property. In the case of such asset concentration, the related Prospectus Supplement will include information, including audited financial information, concerning the Obligor, the Conduit Issuer (as defined), the Revenue Bond
                              Issuer (as defined), and the Governmental Issuer
                              (as defined), as applicable. See "Risk Factors" and "The Tax Exempt Securities" herein and in the related Prospectus Supplement. The Tax Exempt
                              Securities will be irrevocably transferred to the Trustee and will be held in the name of the Trustee or its nominee, in trust for the benefit of the Certificateholders of the related Series of Certificates as the beneficial owners of the Tax

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

                              Exempt Securities in accordance with the Trust Agreement. Tax Exempt Securities may consist of:

                              (a) Tax exempt revenue bonds issued by a conduit governmental issuer (the "Conduit Issuer"), the proceeds of which are loaned to an eligible obligor or obligors (the "Obligor) to finance or refinance eligible projects. The Obligor is generally a non-governmental, private entity. The payment of principal, premium, if any, interest and all other amounts owed with respect to Tax Exempt Securities issued by Conduit Issuers are payable by amounts owed by the Obligor under the terms of its loan. The loan is payable out of general cash flow of the Obligor or specific project revenues or otherwise. The repayment obligation may be secured by a mortgage on the project and/or other assets of the Obligor and other security interests. Tax Exempt Securities issued by Conduit Issuers are non-recourse to the Conduit Issuer.

                              (b) Tax exempt revenue bonds issued by a state or local governmental entity, such as a public authority or agency, without general taxing power (the "Revenue Bond Issuer"). The bonds are issued to finance or refinance the capital expenditure and operating needs of the Revenue Bond Issuer and are payable from the revenues of such Issuer, often a dedicated and pledged revenue stream.

                              (c) Tax exempt bonds issued by a governmental entity, such as a state or local government or some other political subdivision, with general taxing power (the "Governmental Issuer"). The bonds are issued to finance or refinance the capital expenditure and operating needs of the Governmental Issuer and are payable from some or all of the revenues of such Issuer. If all sources of revenue of the Issuer, including tax receipts, are available to make the payment, the bonds are general obligation bonds secured by the full faith and credit of the Issuer. Otherwise, they will be limited obligations of the Issuer.

                              (d) Any combination of the foregoing.

                              Unless otherwise provided in the related
                              Prospectus Supplement, subject to the limitations set forth in the Trust Agreement for a Series, the Trustor may from time to time deliver to the Trustee additional Tax Exempt Securities in addition to the Tax Exempt Securities originally pledged as security for a Series, or deposited in the Trust for a Series, as the case may be. Upon any such addition, subject to the limitations described herein and in the related Prospectus Supplement, a new Series with a corresponding aggregate principal amount of Certificates will be issued in one or more Classes, as set forth in the related Prospectus Supplement, up to a total aggregate principal amount of Certificates outstanding not to exceed the amount authorized in the Trust Agreement. See "The Certificates -- General." Unless otherwise specified in the related Prospectus Supplement, (i) no addition will be permitted which would delay the final Distribution Date of any Class of Certificates of a Series issued by such Trust and (ii) only like kind Tax Exempt Securities may be added. No addition may be made (i) if such addition would result in the Trust becoming required to register as an "Investment Company" for purposes of the Investment Company Act of 1940 or (ii) if the Rating Agency will, as a result of such

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

                              addition, downgrade the rating on any outstanding Series of Certificates or any Class thereof.

                              For a further description of the Tax Exempt
                              Securities that will be deposited into each Trust, see "The Tax Exempt Securities" herein and in the related Prospectus Supplement.


   Interest Distributions...  Except as otherwise specified herein or in the related Prospectus Supplement, interest on each Class of Certificates of each Series, other than Strip Certificates, will be made from amounts available therefor at the applicable rate (the "Interest Distribution Rate") determined by using the designated Interest Distribution Basis (which may be a fixed, variable or adjustable rate or any combination thereof) on the outstanding principal amount of such Class on the dates (each an "Interest Distribution Date") provided in the related Prospectus Supplement. Distributions, if any, with respect to interest on Strip Certificates will be made on each Interest Distribution Date as described herein and in the related Prospectus Supplement. See "Description of the Certificates."


   Principal Distributions..  Except as otherwise specified herein or in the related Prospectus Supplement, distributions of the principal (and any related premium) on the Certificates of each Series will be made from amounts available therefor on the dates provided for the payment of principal (and any related premium) in the related Prospectus Supplement (each, a "Principal Distribution Date") on a pro rata basis among all such Certificates or among the Certificates of any class, in proportion to their respective outstanding principal amounts, or in the priority and manner otherwise specified in the related Prospectus Supplement. Except as may otherwise be provided in the related Prospectus Supplement, Strip Certificates having no principal balance will not receive distributions in respect of principal. See "Description of the Certificates."

   Credit Enhancement.......  The Trust with respect to any Series of
                              Certificates may include credit enhancement in the form of reserve funds, subordination, insurance policies, letters of credit, or other types of credit support or any combination of the foregoing to provide full or partial coverage for certain defaults and losses relating to the Tax Exempt Securities. The type, characteristics and amount of credit enhancement will be determined based on the characteristics of the Trust Property and other factors and will be established on the basis of requirements of each Rating Agency (as defined) rating the Certificates of any Series. If so provided in the related Prospectus Supplement, any form of credit enhancement may have certain limitations and exclusions from coverage thereunder, which will be described in the related Prospectus Supplement. To the extent not set forth herein, the amount and types of coverage, the identification of any entity providing the coverage, the terms of any subordination and related information will be set forth in the Prospectus Supplement relating to a Series of Certificates. See "Description of Credit Enhancement" and "Risk Factors."

   (1)  Subordinate
        Certificates........  A Series of Certificates may include one or more
                              Classes of Subordinate Certificates. The rights of holders of such Subordinate

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

                              Certificates to receive distributions on any Distribution Date, as applicable, will be subordinate in right and priority to the right of holders of Senior Certificates of the Series, but only to the extent described in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, the rights of holders of Subordinate Certificates of a Series may be subordinate in right and priority to the right of holders of Senior Certificates of one or more other Series. If so specified in the related Prospectus Supplement, subordination may apply only in the event of certain types of losses not covered by other credit enhancement. Unless otherwise specified in the related Prospectus Supplement, such subordination will be in lieu of providing insurance policies or other credit support with respect to losses arising from such events. Unless otherwise specified in the related Prospectus Supplement, in certain circumstances, the related Series Supplement may require a trustee that is not the Trustee to be appointed to act on behalf of holders of Subordinate Certificates.

                              The related Prospectus Supplement will set forth information concerning the amount of subordination of a Class or Classes of Subordinate Certificates in a Series, the circumstances in which such subordination will be applicable, the manner, if any, in which the amount of subordination will decrease over time, the manner of funding any related Reserve Fund (as defined) and the conditions under which amounts in any related Reserve Fund will be used to make distributions to holders of Senior Certificates and/or to holders of Subordinate Certificates or be released from the related Trust estate. See "Description of Credit Enhancement--Subordinate Certificates."

   (2) Letter of Credit.....  If so specified in the related Prospectus
                              Supplement, credit support may be provided by one or more letters of credit. A letter of credit may provide limited protection against certain losses in addition to or in lieu of other credit support. The issuer of the letter of credit (the "LC Bank") will be obligated to honor demands with respect to such letter of credit, to the extent of the amount available thereunder, to provide funds under the circumstances and subject to such conditions as are specified in the related Prospectus Supplement. The liability of the LC Bank under its letter of credit may be reduced by the amount of unreimbursed payments thereunder.

                              The maximum liability of an LC Bank under its letter of credit will be an amount equal to a percentage specified in the related Prospectus Supplement of the initial aggregate outstanding principal balance of the Tax Exempt Securities in the Trust or one or more Classes of Certificates of the related Series and an amount of interest to accrue thereon. The maximum amount available at any time to be paid under a letter of credit will be determined in the manner specified therein and in the related Prospectus Supplement. See "Description of Credit Enhancement--Letter of Credit."

   (3) Bond Insurance
        Policy.............   If so specified in the related Prospectus
                              Supplement, credit support for a Series may be provided by an insurance policy (the "Bond
                              Insurance Policy") issued by one or more insurance companies. Such Bond Insurance Policies may guarantee timely distributions of interest and

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

                              full distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the related Prospectus Supplement. See "Description of Credit Enhancement--Bond Insurance Policy."

   (4) Reserve Funds........  For any Series of Certificates or with respect to one or more Classes of Certificates within a Series, one or more reserve funds (each, a "Reserve Fund") may be established and funded in the aggregate amount, if any, specified in the related Prospectus Supplement. Any Reserve Fund may also be funded over time through application of a specified amount of cash flow to the extent described in the related Prospectus Supplement. Such a Reserve Fund may be established to increase the likelihood of the timely distribution on the Certificates of such Series or to reduce the likelihood of a special redemption with respect to any Series. Reserve Funds may be established to provide protection against certain losses or delinquencies in addition to or in lieu of other credit support. Amounts on deposit in the Reserve Fund for a Series, together with (unless otherwise specified in the related Prospectus Supplement) the reinvestment income thereon, if any, will be applied for the purposes, in the manner and to the extent provided by the related Prospectus Supplement.

                              On each Distribution Date, as applicable, for a Series, all amounts on deposit in any Reserve Fund for the Series in excess of the amounts required to be maintained therein by the related Trust Agreement and specified in the related Prospectus Supplement, may be released from the Reserve Fund and will not be available for future payments or distributions on the Certificates of such Series.

                              Additional information concerning any Reserve Fund, including whether any such Reserve Fund is a part of the Trust estate, the circumstances under which moneys therein will be applied to make distributions to Certificateholders, the balance required to be maintained in such Reserve Fund, the manner in which such required balance will decrease over time and the manner of funding any such Reserve Fund, will be set forth in the related Prospectus Supplement. See "Description of Credit Enhancement--Reserve Funds."

   Certain Federal Income
   Tax Consequences.........  The federal income tax consequences of an investment in the Certificates of any Series will depend on the characterization of the Certificates as an interest in a grantor trust ("Grantor Trust Certificates") or an interest in a trust characterized as a partnership for federal income tax purposes ("Partnership Certificates"). In the case of Partnership Certificates, the Trust will be treated as a partnership for federal income tax purposes, each Certificateholder will be treated as a member of such partnership, and all amounts allocated to Certificateholders that are attributable to payments of interest on Tax Exempt Securities and Additional Tax Exempt Securities that are excludable from federal gross income will be excludable from the federal gross income of such Certificateholders. In the case of Grantor Trust Certificates, a purchaser of Certificates will be considered as

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------


                              having purchased stripped bonds or stripped coupons from the Tax Exempt Securities and will be treated as the owner thereof for federal income tax purposes. Discount accruing on Certificates at a yield not exceeding the coupon rate of interest on the Tax Exempt Securities (or, at the election of the taxpayer, the original yield to maturity of the Tax Exempt Securities) will be excludable from gross income for federal income tax purposes. The related Prospectus Supplement will specify whether a Series constitutes Grantor Trust Certificates or Partnership Certificates and will describe additional consequences that relate to the specific Certificates issued pursuant thereto.

                              There are a number of material tax aspects of an investment in the Certificates. Prospective investors are urged to read "Certain Federal Income Tax Consequences" and "Risk Factors" herein and in the Prospectus Supplement.

   Legal Investment........   Investors whose investment is subject to legal
                              restrictions should consult their own legal advisors to determine whether and to what extent the Certificates constitute legal investment for them. See "Legal Investment."

   Use of Proceeds.........   The net proceeds from the sale of each Series will
                              be used to (i) purchase the Tax Exempt Securities deposited into a Trust, (ii) to repay indebtedness which has been incurred to acquire Tax Exempt
                              Securities, (iii) to establish any Reserve Funds described in the related Prospectus Supplement,
                              (iv) to pay costs of structuring, guaranteeing, credit enhancing and issuing such Certificates or
                              (v) for other purposes relating to one or more of the foregoing, as set forth in the Prospectus
                              Supplement. If so specified in the related
                              Prospectus Supplement, the purchase of the Tax
                              Exempt Securities for a Series may be effected by an exchange of Certificates with the seller of such Tax Exempt Securities. See "Use of Proceeds."

   Ratings.................   It will be a condition to the issuance of any
                              Certificates offered by this Prospectus and the related Prospectus Supplement that they be rated in one of the four highest applicable rating categories by at least one nationally rated statistical rating organization ("Rating Agency").
                              The rating or ratings applicable to Certificates of each Series will be as set forth in the related
                              Prospectus Supplement. Certificates not offered by this Prospectus and a related Prospectus
                              Supplement may be non-rated or rated in other than one of the four highest rating categories.

                              A security rating should be evaluated
                              independently of similar ratings of different types of security. A security rating does not address the effect of redemption or reinvestment rates on investors' yields. A rating is not a recommendation to buy, sell or hold Certificates and may be subject to revision or withdrawal at any time by the assigning rating organization. Each rating should be evaluated independently of any other rating. See "Risk Factors."

- --------------------------------------------------------------------------------

                                 RISK FACTORS

     Investors should consider, among other things, the risk factors described below in connection with the purchase of the Certificates. Additional risk factors particular to a Series or Class of Certificates will be provided, if applicable, in the related Prospectus Supplement.


ABSENCE OF PUBLIC MARKET; LIMITED LIQUIDITY


     The Certificates will be new securities for which there currently is no market. There can be no assurance as to the liquidity of any markets that may develop for the Certificates, the ability of holders of Certificates to sell their Certificates, or the price at which holders would be able to sell their Certificates. Future trading prices of the Certificates will depend on many factors, including, among other things, prevailing interest rates and other economic factors, and the market for similar securities. The Prospectus Supplement for any Series of Certificates may indicate that an underwriter specified therein intends to make a market in the Certificates. However, no underwriter will be obligated to do so and any market making activity may be discontinued at any time without notice. Therefore, there can be no assurance that any active market for the Certificates will develop. The Certificates will not be listed on any securities exchange.


LIMITED OBLIGATIONS; SOURCE OF PAYMENT


     The Certificates will not represent an interest in or obligation of the Company, the Trustee or any of their affiliates. The only obligations of the foregoing entities with respect to the Certificates or any Tax Exempt Securities will be the obligations (if any) of the Company pursuant to certain limited representations and warranties made under the related Trust Agreements. The assets included in the related Trust for each Series of Certificates (including the Tax Exempt Securities and any form of credit enhancement) will be the sole source of payment on the Certificates, and there will be no recourse to the Company or any other entity in the event that such proceeds are insufficient or otherwise unavailable to make all payments provided for under the Certificates. This Prospectus has not been, and no Prospectus Supplement will be, approved or adopted by any Conduit Issuer, Revenue Bond Issuer, or Governmental Issuer (where appropriate, collectively an "Issuer").


YIELD AND REPAYMENT CONSIDERATIONS


     For Tax Exempt Securities subject to redemption prior to maturity, the redemption rate on the Tax Exempt Securities will affect the weighted average life of each Series or Class of Certificates. The related Prospectus Supplement will set forth the final scheduled distribution date for each Series or Class of Certificates offered thereby, which dates will be based on the stated maturities and mandatory sinking fund redemption schedules of the Tax Exempt Securities in the related Trust. However, the Tax Exempt Securities may also be subject to redemption prior to their stated maturities (other than as a result of mandatory sinking fund redemption) in accordance with the optional and special redemption provisions of the Tax Exempt Securities. Each Tax Exempt Security will be subject to restrictions on the respective Issuer thereof's ability to optionally redeem the Tax Exempt Security as described under "Yield and Redemption Considerations -Redemptions." See "The Tax Exempt Securities" herein. The Prospectus Supplement will include a description of the redemption provisions applicable to each Tax Exempt Security deposited into the Trust with respect to the Certificates issued pursuant thereto, and will also include information detailing the percentage of Tax Exempt Securities that are optionally redeemable within different years. The yield of the Certificates of a given Series or Class may be adversely affected by a higher or lower than anticipated rate of redemption on the Tax Exempt Securities. In particular, the yield on Strip Certificates will be extremely sensitive to the rate of redemptions of the related Tax Exempt Securities. In addition, certain Classes of Certificates of a Series may be more sensitive to the rate of redemptions of the Tax Exempt Securities than other Classes of Certificates. The rate of redemptions of the Tax Exempt Securities will be influenced by a number of factors, including prevailing market interest rates, local and regional economic conditions, the availability of refinancing, legal and other factors. See "Yield Considerations" and "Maturity and Prepayment Considerations."

RISK OF ADVERSE TAX CONSEQUENCES


     An investment in the Certificates may be affected by one or more of the tax consequences described below:


     No Verification; Limited Information regarding Tax Exempt Status of underlying Tax Exempt Securities. No effort has been or will be made to verify or update the original opinion of bond counsel with respect to the exclusion from gross income for federal income tax purposes of the interest on any Tax Exempt Security or to determine if subsequent events have occurred that would adversely affect the conclusions set forth therein. Investors should note that current tax law protecting the confidentiality of taxpayer information prohibits the Internal Revenue Service from giving notice to the municipal bond market of audits of Issuers in circumstances where the audit might result in a loss of tax-exempt status for their bonds until the audit concludes and official action is taken. Accordingly, notwithstanding the absence of any public pronouncement with respect to any Tax Exempt Security, such Tax Exempt Securities may be the subject (or may become the subject in the future) of an Internal Revenue Service examination of its tax-exempt status. As of the date of issuance of the Certificates, neither the Company nor the Trustee will have actual knowledge of any events that may adversely affect the exclusion from gross income for federal income tax purposes of the interest on the Tax Exempt Securities, including any notice that the Internal Revenue Service considers interest on any Tax Exempt Security to be so includable. However, the tax exemption of interest on municipal obligations such as the Tax Exempt Securities can be lost or adversely affected by events which take place after, and even long after, the original issuance of the Tax Exempt Security. Such an event with respect to the Tax Exempt Security could take place after the date of the issuance and sale of the Certificates. In such case, distributions by the Trust to holders of Certificates made from amounts received with respect to Tax Exempt Securities which have lost their tax exemption would not be treated as tax exempt interest, which would have a materially adverse effect upon investors.


     Loss of Tax Exemption on Underlying Tax Exempt Securities. The Internal Revenue Code of 1986, as amended (the "Code"), imposes certain requirements on Issuers of Tax Exempt Securities and, where applicable, Obligors who use the proceeds of the Tax Exempt Securities, including requirements as to the investment and use of such proceeds, which must be satisfied subsequent to issuance of the Tax Exempt Securities. Failure to comply with certain of such requirements could cause interest on the Tax Exempt Securities to be included in the gross income of holders thereof retroactive to the date of issuance. In such case, distributions by the Trust to holders of Certificates made from amounts received with respect the non-complying Tax Exempt Securities would not be treated as tax exempt interest, which would have a materially adverse effect upon investors.


     Prepayment Risk Upon Determination of Taxability With Respect to Underlying Tax Exempt Securities. Tax Exempt Securities may be subject to redemption, in accordance with the provisions of the governing documents with respect thereto, upon determination (which may or may not be final judicial determination) that the interest thereon is not exempt from gross income of the holders thereof for purposes of federal income taxes. Any such prepayment with respect to a Tax Exempt Security may have an impact on the yield to maturity of the Certificates as discussed under "--Yield and Repayment Considerations." In addition, there can be no assurance that any Issuer or Obligor would have sufficient funds to pay the redemption price in the event of such redemption. As noted under "-- Limited Obligations; Source of Payment," payments by the Issuers or Obligors with respect to the Tax Exempt Securities are the sole source of payment on the Certificates, and there will be no recourse to the Company or any other entity in the event that such payments are insufficient or otherwise unavailable to make all payments provided for under the Certificates.


     Liability for Tax Owed. In the event that interest on any Tax Exempt Security were determined to be includible in the gross incomes of holders thereof, the Internal Revenue Service could seek to assess taxes, interest and penalties for periods prior to such determination in which holders did not report such interest received in their gross incomes, subject to applicable limitations periods for such assessments. The Internal Revenue Service generally must assess income taxes for a taxable year within the three-year period beginning on the due date for the return for such year (or, if later, beginning on the date the return for the year is actually filed with the Internal Revenue Service). In certain circumstances, such as fraud, failure to file a tax return, or filing a tax return as to which there is a substantial omission of income, the limitations period described in the preceding sentence may be extended.

     Classification of Trusts for Federal Income Tax Purposes. Neither the Company nor the Trustee with respect to any Trust will seek any rulings from the Internal Revenue Service regarding the classification of any particular Trust as a grantor trust or as a partnership for federal income tax purposes rather than as an association taxable as a corporation. While the Company expects to receive an opinion of counsel that a Trust will be classified as a grantor trust or as a partnership, as applicable, an opinion of counsel is not a legal determination and is not binding on the IRS. Moreover, an opinion of counsel is based on existing judicial and administrative interpretations of applicable law and regulations, all of which are subject to change. Therefore, there can be no assurance that any particular Trust will be treated as a grantor trust or a partnership, as applicable.

     Failure to comply with the constituent documents of a Trust classified as a partnership or a grantor trust, as applicable, may also result in such Trust being classified, for federal income tax purposes, as an association taxable as a corporation.

     If a Trust were classified as an association taxable as a corporation, among other things, the income, deductions and any credits of the Trust would have to be reported on its own tax return and could not be passed through to the holders of Certificates, the Trust would be subject to tax as a corporation and distributions by the Trust would not be treated as tax exempt interest, but be taxable as dividends in whole or in part.

     There are a number of material tax aspects of an investment in the Certificates. Prospective investors are urged to read "Certain Federal Income Tax Consequences" herein and in the Prospectus Supplement.


ASSET CONCENTRATION AND CREDIT RISK


     The Trust Property of any Trust may have a concentration level such that any particular Tax Exempt Security or Obligor with respect to any Tax Exempt Security would constitute more than 10% of the Trust Property. Certificates of a Series which are secured by Trust Property with such a concentration level will be subject to credit risk greater than that usually encountered in asset-backed transactions or experienced by Certificates of a Series secured by Trust Property which is not concentrated, because the diversification of credit risk generally present in a non-concentrated asset pool will be diminished. The related Prospectus Supplement will describe the concentration level of the Trust Property with respect to any Certificates issued pursuant thereto. If any Tax Exempt Security or Obligor with respect to any Tax Exempt Security will constitute more than 10% of a Trust Property, the related Prospectus Supplement will also provide or incorporate by reference financial information on the Obligor with respect to such Tax Exempt Security.


     Except in the case of asset concentration as described above or in any related Prospectus Supplement, no investigation has been or will be made of the business condition, financial or otherwise, of any Issuer or underlying Obligor with respect to any Tax Exempt Security and no verification has been made or will be made of reports or information, if any, filed or required to be filed by any of the foregoing with the Commission or provided to the holders of Tax Exempt Securities. Accordingly, investors may be given limited disclosure with respect to the underlying credits.


LIMITATIONS OF CREDIT ENHANCEMENT


     With respect to each Series of Certificates, credit enhancement may be provided to the extent and for the purposes described in the related Prospectus Supplement to cover losses on the underlying Tax Exempt Securities. Credit enhancement may be provided in one or more of the forms referred to herein, including, but not limited to: reserve funds, subordination of one or more Classes of Certificates of the same Series, insurance policies, letters of credit, or other types of credit support or any combination of the foregoing. The Prospectus Supplement for a Series will describe any credit enhancement relating to the Certificates of such Series. Use of such credit enhancement will be subject to the conditions and limitations described herein and in the related Prospectus Supplement. Such credit enhancement may not cover all potential losses or risks.

     The amount, type and nature of credit enhancement, if any, required with respect to a Series or with respect to one or more Classes of Certificates will be determined on the basis of criteria established by each Rating Agency rating such Series. Such criteria are sometimes based on an actuarial analysis of the behavior of assets in a group that is larger than the pool of assets securing the Series. Such analysis is often the basis on which each Rating Agency determines the amount of credit enhancement required with respect to each Series of Certificates. There can be no assurance that the historical data supporting any such actuarial analysis will accurately reflect future experience nor any assurance that the data derived from a large pool of assets accurately predicts the delinquency or loss experience of any particular pool of assets. Except as described herein and in any Prospectus Supplement, the rating of any Series of Certificates by any applicable Rating Agency may be lowered following the initial issuance thereof as a result of the downgrading of the obligations of any applicable credit support provider.

     If principal payments on Certificates of a Series are made in a specified order of priority, any limits with respect to the aggregate amount of claims under any related insurance policy, letters of credit or other credit enhancement may be exhausted before the principal of the lower priority Classes has been repaid. As a result, the impact of significant losses on the Tax Exempt Securities may bear primarily on the Certificates of the later maturing or lower priority Classes. Moreover, if a form of credit enhancement covers more than one Series of Certificates (each, a "Covered Series"), holders of Certificates issued by any of such Covered Series will be subject to the risk that such credit support will be exhausted by the claims of other Covered Series prior to such Covered Series receiving any coverage.

     The obligations of the issuers of any credit support will not be guaranteed or insured by the United States, or by any agency or instrumentality thereof. See "Description of Credit Enhancement."


DEFICIENCY ON SALE OF TAX EXEMPT SECURITIES


     If a Trust were to sell Tax Exempt Securities upon the conditions specified in the Trust Agreement and described in the related Prospectus Supplement, there could be no assurance that the proceeds of such sale would pay in full the principal of and interest on the related Series of Certificates. The value of the Tax Exempt Securities upon such a sale would depend on their credit quality, prevailing interest rates and other factors.


CONTROL OF VOTING RIGHTS; CONFLICTING VOTING RIGHTS; CONSENTS


     The voting and other rights, if any, of Certificateholders of any Series of Certificates will be set forth in the related Trust Agreement and described in the Prospectus Supplement. Holders of different Classes of Certificates may have conflicting voting rights and interests. Potential investors in the Certificates should consider the allocation of voting rights in light of this consideration. If so provided in any Prospectus Supplement, the consent of the provider of credit enhancement with respect to any Series or Class of Certificateholders may be required in addition to or in lieu of the consent of the Certificateholders of such Series or Class.

     If so provided in the related Prospectus Supplement, the Trust Agreement with respect to a Trust treated as a partnership for federal income tax purposes may provide that a transferee of one or more Classes of Certificates will become entitled to exercise voting rights as a Certificateholder only if it obtains the consent of the Trustor at the time of transfer, which consent may be withheld by the Trustor in its sole discretion.

     Limited Management of Trust Property. Except as otherwise described herein and in the related Prospectus Supplement, the Trust will not dispose of any Tax Exempt Security, regardless of adverse events, financial or otherwise, which may affect the value of the Tax Exempt Security or the issuer thereof. If there is a payment default on any Tax Exempt Security or any other default which may result in acceleration of the Tax Exempt Security, the Trust will dispose of or otherwise manage the defaulted Tax Exempt Security in the manner provided in the related Trust Agreement, as applicable. Such arrangements may not result in full payment of principal or interest to holders of Certificates or to holders of each Class of Certificates, and may affect the weighted average life of the Certificates. The Trust may add Tax Exempt Securities or substitute Tax Exempt Securities to the extent provided in the Trust Agreement and as described herein and in any Prospectus Supplement. See "The Tax Exempt Securities - Substitution of Tax Exempt Securities;
Addition of Tax Exempt Securities."


RISK OF LOSS FOLLOWING DEFAULT


       The market value of the Tax Exempt Securities securing a Series may fluctuate as general interest rates fluctuate. Following an event of default with respect to any Tax Exempt Security, there is no assurance that the market value thereof will be equal to or greater than the unpaid principal and accrued interest due on the Certificates of such Series, together with any other expenses or liabilities payable thereon. If the Tax Exempt Securities securing a Series are sold by the Trustee following an event of default, the proceeds of such sale may be insufficient to pay in full the principal of and interest on the related Series of Certificates.

     In addition, upon any termination or event of default with respect to a Trust, and a resulting sale of the Trust Property, unless otherwise specified in the related Prospectus Supplement, the proceeds of such sale will be applied to the payment of certain amounts due to the Trustee and certain other administrative and other expenses prior to the payment of accrued interest on, and the then principal balance of, the Certificates. Consequently, in the event of any such event of default and sale of Trust Property, any Classes on which principal payments have previously been made may have, in the aggregate, a greater proportion of their principal repaid than will Classes on which principal payments have not previously been made.


     In the event the principal of the Certificates of a Series is declared due and payable, the holders of any such Certificates issued at a discount from par ("original issue discount") may be entitled, under applicable provisions of the Federal Bankruptcy Code, to receive no more than an amount equal to the unpaid principal amount thereof less unamortized original issue discount ("accreted value"). There is no assurance as to how such accreted value would be determined if such event occurred.


LIMITED NATURE OF RATING


     It will be a condition to the issuance of any Certificates offered by this Prospectus and the related Prospectus Supplement that they be rated in one of the four highest applicable rating categories by at least one nationally rated statistical rating organization ("Rating Agency"). The rating or ratings applicable to Certificates of each Series will be as set forth in the related Prospectus Supplement. Certificates not offered by this Prospectus and a related Prospectus Supplement may be non-rated or rated in other than one of the four highest rating categories.

     A security rating should be evaluated independently of similar ratings of different types of securities. A security rating does not address the effect of redemption or reinvestment rates on investors' yields. A rating is not a recommendation to buy, sell or hold certificates and may be subject to revision or withdrawal at any time by the assigning rating organization. Each rating should be evaluated independently of any other rating. See "Ratings."



ERISA CONSIDERATIONS


     Certificates should not be purchased by, or with the assets of, an employee pension benefit plan or employee welfare benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended.

                           THE TAX EXEMPT SECURITIES

     Each Trust will consist primarily of one or more issues, series or maturities of tax exempt bonds (the "Tax Exempt Securities"). Tax Exempt Securities may consist of (a) tax exempt revenue bonds issued by a state agency or other governmental authority or instrumentality (the "Conduit Issuer"), which are non-recourse obligations of such Conduit Issuer, and the proceeds of which are loaned to an eligible Obligor; (b) tax exempt revenue bonds issued by a state or local governmental entity, such as a public authority or agency, without general taxing power (the "Revenue Bond Issuer"); (c) tax exempt bonds issued by a governmental entity, such as a state or local government or other political subdivision, with general taxing power (the "Governmental Issuer"); or
(d) any combination of the foregoing. See "The Tax Exempt Securities" herein and in the Prospectus Supplement.


     Each Tax Exempt Security will be subject to restrictions on the respective Issuer thereof's ability to optionally redeem the Tax Exempt Security as described under "Yield and Redemption Considerations -Redemptions." Additional information relating to the particular Tax Exempt Securities deposited in the Trust for a Series of Certificates will be contained in the related Prospectus Supplement, including whether the Trust Property of such Trust may have a concentration level such that any particular Tax Exempt Security or Obligor constitutes more than 10% of the Trust Property. In the case of such asset concentration, the related Prospectus Supplement will include information, including audited financial information, concerning the Obligor, the Conduit Issuer, the Revenue Bond Issuer, and the Governmental Issuer, as applicable.

GENERAL

     Conduit Tax Exempt Securities. Tax Exempt Securities issued by Conduit Issuers ("Conduit Tax Exempt Securities) are generally issued for the primary purpose of providing the issuer thereof with funds to make a loan or loans (in some instances, in the form of a lease or installment sale) to one or more eligible borrower (each, an "Obligor") to finance or refinance one or more eligible projects of such Obligor(s) (the eligibility of an Obligor and the project are determined in accordance with state law and federal tax law). The Obligors are generally non-governmental, private entities. Conduit Tax Exempt Securities are issued pursuant to an indenture, resolution or other document (each referred to herein as an "Indenture") which, among other things, governs the terms and conditions of the securities issued thereunder. The proceeds of the Tax Exempt Securities are loaned to the Obligor pursuant to a loan agreement between the Conduit Issuer and the Obligor, and repayment of such proceeds may be secured by a mortgage on the financed project or other assets of the Obligor pursuant to a security agreement. The debt service on Conduit Tax Exempt Securities is payable solely from loan repayments by the Obligor, and upon an event of default, by a realization of the value of any pledged collateral. Payment of debt service on Conduit Tax Exempt Securities is non-recourse to the Conduit Issuer.

     Revenue Tax Exempt Securities. Tax Exempt Securities issued by Revenue Bond Issuers ("Revenue Tax Exempt Securities") are issued for the primary purpose of providing the Revenue Bond Issuers with funds to finance or refinance its statutory (pursuant to state law) purpose, such as to construct, operate and maintain a water and sewer system or to construct, operate and maintain a toll highway. Revenue Tax Exempt Securities are also issued pursuant to an Indenture. The scheduled debt service on Revenue Tax Exempt Securities is structured so that it is payable from all or some portion of the cash flow generated by the Revenue Bond Issuer in connection with its operations (such as water and sewer assessments or toll revenues). These revenues may be pledged, in whole or in part, to the payment of the Revenue Tax Exempt Securities.

     Governmental Tax Exempt Securities. Tax Exempt Securities issued by Governmental Issuers ("Governmental Tax Exempt Securities") are issued to provide the Governmental Issuer with funds necessary to finance or refinance its capital expenditure and operating needs. Governmental Tax Exempt Securities are payable from some or all of the revenues of such Issuer. If all sources of revenue of the Issuer, including tax receipts, are available to make the payment, the bonds are general obligation bonds secured by the full faith and credit of the Issuer. Except in some limited circumstances Governmental Tax Exempt Securities are not issued pursuant to an Indenture and no assets or revenues of the Governmental Issuer are pledged.

RESERVE FUNDS

     Many Conduit and Revenue Tax Exempt Securities are also secured by one or more reserve funds, the primary function of which is to provide funds if the amounts otherwise available under the Indenture are insufficient to pay scheduled debt service on such Tax Exempt Securities. The amount of the reserve fund varies from one Tax Exempt Security to another, and may vary over time with respect to an issue of Tax Exempt Securities. The amount required to be on deposit in a reserve fund is generally a function of the amount of outstanding Tax Exempt Securities issued, but generally does not exceed the maximum annual debt service on the Tax Exempt Securities secured thereby, and is often much less than such amount. A reserve fund may be valued at the market value of the investments on deposit therein, or at the par value or cost of such investments, as provided in the Indenture. Usually reserve funds are funded with the proceeds of Tax Exempt Securities upon their issuance, although they may be funded over time from revenues remaining after the payment of debt service on the Tax Exempt Securities and other expenses. Deficiencies in reserve funds, resulting from the application of the amounts on deposit therein to pay debt service on Tax Exempt Securities or from changes in the valuation of the investments therein (if the reserve fund is valued at the market value of the investments on deposit therein and not at the par value or cost of such investments) are generally made up over time with revenues remaining after the payment of debt service on the Tax Exempt Securities and other expenses. Failure to make up such deficiency often results in an event of default with respect to such Tax Exempt Security.

EVENTS OF DEFAULT AND REMEDIES

     Events of Default. Indentures with respect to Conduit Tax Exempt Securities and Revenue Tax Exempt Securities generally provide that any one of a number of specified events will constitute an event of default with respect to the securities issued thereunder. Such events of default typically include the following or variations thereof: (1) failure by the Issuer to pay any installment of interest or principal on the Tax Exempt Securities at the time required or to redeem any of the Tax Exempt Securities at the time required; (2) failure by the Issuer or the Obligor to observe or perform any covenant, agreement or condition contained in the Securities, the Indenture or the loan or security documents, which failure continues for a specified period after notice thereof is given by the Indenture trustee or the holders of not less than a specified percentage of the outstanding Tax Exempt Securities; and (3) the voluntary or involuntary filing or entry of an order or decree with respect to the Issuer or the Obligor for protection or relief under any law relating to insolvency or bankruptcy or any similar law relating to creditors' rights.

     Remedies. Indentures with respect to Conduit Tax Exempt Securities and Revenue Tax Exempt Securities generally provide that upon the occurrence of an event of default, the Indenture trustee may, and upon the written request of the holders of not less than a specified percentage of the outstanding Tax Exempt Securities must, proceed to protect and enforce the rights of the holders of the Tax Exempt Securities by such suits, actions or other proceedings as it may deem appropriate. Certain Indentures provide that the occurrence of an event of default entitles the Indenture trustee and/or the holders of a specified percentage of the outstanding Tax Exempt Securities to declare the principal and accrued interest on the outstanding Tax Exempt Securities immediately due and payable, subject to certain cure rights on the part of the Issuer and Obligor, if applicable. Generally, Indentures also provide that the right of a holder of the Tax Exempt Securities to institute any proceeding for any remedy under the Indenture or applicable law is subject to one or more of the following conditions: (i) the Indenture trustee shall have consented thereto; (ii) the proceeding shall be brought for the ratable benefit of all Tax Exempt Securities holders; and/or (iii) the Indenture trustee, after being requested to institute a proceeding by the owners of at least a specified percentage of the outstanding Tax Exempt Securities, shall have refused or neglected to comply with such request within a reasonable time.

     Unless otherwise specified in the Prospectus Supplement, it is anticipated that the Trust will hold less than all of the Tax Exempt Securities of a particular issue of Tax Exempt Securities. Accordingly, the Trust may not hold the requisite percentage of Tax Exempt Securities outstanding under an Indenture to effectively control the exercise of any voting rights granted to holders by such Indenture, including those pertaining to the enforcement of remedies in the event of default, and as a result may be subject to the decisions of the Indentures trustee or other holders.

REDEMPTION AND PAYMENT

     There are three types of redemption provisions to which Tax Exempt Securities are typically subject: mandatory sinking fund redemption, optional redemption and special redemption.

     Sinking Fund Redemption. Tax Exempt Securities which are "term bonds" are subject to mandatory redemption prior to maturity from scheduled sinking fund installments at a redemption price equal to the principal amount thereof plus interest accrued to the redemption date. The particular Tax Exempt Securities to be redeemed within a maturity are selected by lot or another method prescribed by the applicable Indenture. Therefore, generally, the owner of a particular Tax Exempt Security may not know on what exact date the Security may be redeemed. In addition, Issuers generally have the right to purchase Tax Exempt Securities subject to sinking fund redemption on the open market at a price not greater than the redemption price. The amount of any Tax Exempt Securities so purchased and any Tax Exempt Securities purchased or redeemed from other than sinking fund installments is credited to reduce required future sinking fund installments in the manner prescribed by the applicable Indenture, which may be pro rata, chronological order, inverse chronological order, pursuant to a cash flow test formula, or at the discretion of the Issuer or the Obligor, as applicable.

     Optional Redemption. Tax Exempt Securities are generally subject to redemption, in whole or in part, at the option of the Issuer or the Obligor, as applicable, from any available source (generally including the proceeds of refunding bonds) on or after a certain specified date (generally ten years after the date of issuance) at a price that generally is initially in excess of par and declines incrementally to par, over a year or more, plus interest accrued to the date of redemption.

     Special Redemption. Tax Exempt Securities are generally subject to special redemption on any date, in whole or in part, at the principal amount thereof plus interest accrued to the redemption date (generally without a premium) from or in an amount equal to certain sources of funds, which generally include (i) unexpended proceeds of the issue (especially, amounts not used for construction) and (ii) proceeds of condemnation, eminent domain, and casualty insurance proceeds. Special redemption may be either optional or mandatory, according to the terms of the applicable Indenture. Tax Exempt Securities may also be subject to redemption upon determination, in accordance with the provisions of the Indenture, that the interest thereon is not exempt from gross income of the holders thereof for purposes of federal income taxes, at a redemption price equal to the principal amount or the principal amount plus a redemption premium, plus accrued interest to the redemption date.

     In addition, certain issues of Tax Exempt Securities contain so-called "mandatory tender" provisions that enable the Issuer to require the holder to tender its Tax Exempt Securities to the Issuer for purchase at a price equal to the principal amount thereof plus interest accrued to the special tender date in order to permit the Issuer to remarket such Tax Exempt Securities and not to redeem them. From the bondholder's perspective, a "mandatory tender" is economically identical to a redemption at par plus accrued interest.

SUBSTITUTION OF TAX EXEMPT SECURITIES

     Unless otherwise provided in the related Prospectus Supplement, subject to the limitations set forth in the Trust Agreement for a Series, the Trustor may deliver to the Trustee other Tax Exempt Securities in substitution for any Tax Exempt Securities originally pledged as security for a Series, or deposited in the Trust for a Series, as the case may be. Unless otherwise specified in the related Prospectus Supplement, any such substitute Tax Exempt Securities will have an outstanding principal balance or asset value (determined in a manner consistent with the Tax Exempt Securities for which it is substituted) that is greater than or equal to the outstanding principal balance or aggregate asset value of the Tax Exempt Securities for which it is substituted and will otherwise have such characteristics as shall be necessary to cause the Tax Exempt Securities on such substitution, to conform more fully to the description thereof set forth in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, (i) no substitution will be permitted which would delay the final Distribution Date of any Class of Certificates of the related Series and (ii) only like kind Tax Exempt Securities may be substituted for Tax Exempt Securities. No substitution may be made (i) if such substitution would result in the Trust becoming required to register as an "Investment Company" for purposes of the Investment Company Act of 1940 or (ii) if the Rating Agencies will, as a result of such substitution, downgrade the rating on the related Series of Certificates or any Class thereof.

ADDITION OF TAX EXEMPT SECURITIES

     Unless otherwise provided in the related Prospectus Supplement, subject to the limitations set forth in the Trust Agreement establishing a particular Trust, the Trustor may from time to time deliver to the Trustee additional Tax Exempt Securities in addition to the Tax Exempt Securities originally deposited to such Trust. Upon any such addition, subject to the limitations described herein and in the related Prospectus Supplement, a new Series with a corresponding aggregate principal amount of Certificates will be issued by the Trust. See "The Certificates --General." Unless otherwise specified in the related Prospectus Supplement, (i) no addition will be permitted which would delay the final Distribution Date of any Class of Certificates of a Series issued by the Trust and (ii) only like kind Tax Exempt Securities may be added. No addition may be made (i) if such addition would result in the Trust becoming required to register as an "Investment Company" for purposes of the Investment Company Act of 1940 or (ii) if the Rating Agencies will, as a result of such addition, downgrade the rating on any outstanding Series of Certificates or any Class thereof.


                      YIELD AND REDEMPTION CONSIDERATIONS

TIMING OF PAYMENT OR DISTRIBUTIONS OF INTEREST AND PRINCIPAL

     Each payment or distribution of interest on Certificates bearing interest (or addition to principal of a Class of Certificates) on a Payment Date or Distribution Date will include all interest accrued during the Interest Accrual Period specified in the related Prospectus Supplement preceding such Payment Date or Distribution Date. If the Interest Accrual Period for a Series ends on a date other than a Payment Date or Distribution Date for such Series, the yield realized by the holders of such Securities may be lower than the yield that would result if the Interest Accrual Period ended on such Payment Date or Distribution Date. Additionally, if so specified in the related Prospectus Supplement, interest accrued for an Interest Accrual Period for one or more Classes may be calculated on the assumption that principal payments or distributions (and additions to principal of the Certificates) and allocations of losses on the Tax Exempt Securities are made on the first day of the preceding Interest Accrual Period and not on the Payment Date or Distribution Date with respect to such preceding Interest Accrual Period. Such method would produce a lower effective yield than if interest were calculated on the basis of the actual principal amount outstanding during such Interest Accrual Period.

REDEMPTIONS


     The yield to maturity or final distribution on the Certificates will be affected by the rate of redemptions of Tax Exempt Securities. The rate at which redemptions occur on such Tax Exempt Securities will be affected by a variety of factors, including, without limitation, the terms of the Tax Exempt Securities, the level of prevailing interest rates, the availability of credit and economic, tax, legal and other factors. The rate of principal payments or distributions on the Certificates generally will correspond to the rate of principal payments, including redemptions of the Tax Exempt Securities. Tax Exempt Securities purchased in the primary market will not be redeemable at the option of the Issuer thereof for a period of at least seven years from their date of issuance; Tax Exempt Securities purchased in the secondary market will not be redeemable at the option of the Issuer thereof for a period of at least seven years from their date of issuance.

     If the purchaser of a Certificate offered at a discount calculates its anticipated yield to maturity or final distribution based on an assumed rate of distributions of principal that is faster than that actually experienced on the Tax Exempt Securities, the actual yield to maturity or final distribution will be lower than that so calculated. Conversely, if the purchaser of a Certificate offered at a premium calculates its anticipated yield to maturity or final distribution based on an assumed rate of distributions of principal that is slower than that actually experienced on the Tax Exempt Securities, the actual yield to maturity or final distribution will be lower than that so calculated.

     Changes in the timing of redemptions of the Tax Exempt Securities may significantly affect the actual yield to maturity of an investor in the Certificates, even if the average rate of redemptions is consistent with the investor's expectation. In general, the earlier a redemption payment is received on the Tax Exempt Securities and paid on an investor's Certificates, the greater the effect on such investor's yield to maturity or final distribution. The effect on an investor's yield of principal payments or distributions occurring at a rate higher (or lower) than the rate anticipated by the investor during a given period may not be offset by a subsequent like decrease (or increase) in the rate of principal payments or distribution.

     To the extent permitted by the terms of the Trust Agreement and if specified in any Prospectus Supplement, redemptions of Certificates by the Trust or Trustor will affect the weighted average life of and the yield on the Certificates. Such redemptions may occur in a declining interest rate environment during which investors may be unable to invest proceeds received in such a redemption at rates similar to those received on the Certificates.

INTEREST RATE RISK

     Certain Certificates or Classes of Certificates may exhibit special sensitivity to interest rate fluctuations. Fluctuations in interest rates will have a significant affect on the yield to maturity of such Certificates and may, under certain circumstances, result in a negative yield. Such reduced or negative yields would adversely affect the yields to maturity of holders of Certificates issued hereunder. The related Prospectus Supplement for such a Series will specify the percentage of the pool of Tax Exempt Securities that are expected to be especially sensitive to interest rate fluctuations.

REDEMPTIONS AND WEIGHTED AVERAGE LIFE

     The stated maturity for any Class of Certificates is the date specified in the related Prospectus Supplement, calculated on the basis of the assumptions applicable to such Certificates set forth therein, no later than which the entire aggregate outstanding principal thereof will be fully paid.

     The rate of return on reinvestment of distributions of principal and interest on the Tax Exempt Securities securing a Series and the rates at which principal payments are received on such Tax Exempt Securities and the rate at which payments are made from any Reserve Fund or other Credit Enhancement for such Series may affect the ultimate maturity of each Class of such Series. Redemptions of the Tax Exempt Securities will accelerate the rate at which principal is paid or distributed on the Tax Exempt Securities. High reinvestment rates tend to increase the amount of Excess Cash Flow which to the extent applied to principal payments or distributions on the Certificates, will accelerate principal payments or distributions on such Certificates.

     Weighted average life refers to the average amount of time that will elapse from the date of issue of a security until each dollar of principal of such security will be repaid to the investor. The weighted average life of the Certificates of a Series will be influenced by the rate at which principal on the Tax Exempt Securities is paid.

     In addition, the weighted average life of the Certificates may be affected by the varying maturities of the Tax Exempt Securities.

OTHER FACTORS AFFECTING WEIGHTED AVERAGE LIFE

     Fixed or Adjustable Rate Obligations. The Tax Exempt Securities may consist of fixed or adjustable rate obligations. The rate of redemptions with respect to adjustable rate obligations has fluctuated in recent years. No assurance can be given as to the rate of redemptions of the Tax Exempt Securities in stable or changing interest rate environments.

     Issuer Default. If an Issuer were to default on its obligations with respect to a Tax Exempt Security, payments to holders of Certificates would be impaired. If the default was never cured, it could effectively shorten the weighted average life of the Certificates. If the default was cured, it could lengthen the weighted average life depending on how much of the defaulted amount was ultimately repaid. No assurance can be given that no Issuer will default. If an Issuer does default, no assurance can be given as to when such default will occur and how much of the default amount will ultimately be repaid.


                        DESCRIPTION OF THE CERTIFICATES

GENERAL

     The Certificates will be issued in Series. Each Series of Certificates will be issued pursuant to a Trust Agreement, similar to one of the forms filed as an exhibit to the Registration Statement of which this Prospectus is a part. Each Trust Agreement will be filed with the Securities and Exchange Commission as an exhibit to a Current Report on Form 8-K within 15 days following the issuance of such Series of Certificates. The following summaries (together with additional summaries under "The Trust Agreement" below) describe certain provisions relating to the Certificates common to each Trust Agreement. Any differences between the following summaries and the Trust Agreement for a particular Series of Certificates will be described in the Prospectus Supplement for such Series of Certificates.

     Unless otherwise specified in the Prospectus Supplement with respect to a Series, Certificates of each Series covered by a particular Trust Agreement will evidence specified beneficial ownership interests in a separate Trust created pursuant to such Trust Agreement. A Trust will consist of, to the extent provided in the Trust Agreement: (i) the particular issue, series and maturity of Tax Exempt Securities deposited into the Trust, exclusive of any interest retained by the Company or any of its affiliates with respect to such Tax Exempt Securities, if so specified in the related Prospectus Supplement; (ii) all payments and collections in respect of the Tax Exempt Securities; (iii) assets acquired by the Trustee as a result of actions taken to enforce the payment of the Tax Exempt Securities upon the occurrence of a default with respect thereto; and (iv) any combination, as and to the extent specified in the related Prospectus Supplement, of a reserve fund, insurance policy, letter of credit, surety bond or other type of credit enhancement as described under "Description of Credit Enhancement."

     Each Series of Certificates may consist of any one or a combination of the following: (i) a single Class of Certificates; (ii) two or more Classes of Certificates which differ as to the timing, sequential order, Interest Distribution Basis or Rate or amount of distributions of principal or interest or both; (iii) two or more Classes of Certificates, one or more Classes of which will be Strip Certificates entitled to (a) principal distributions, with disproportionate, nominal or no interest distributions or (b) interest distributions, with disproportionate, nominal or no principal distributions;
(iv) two or more Classes of Certificates, one or more Classes of which will be Senior Certificates, senior in right of payment to one or more Classes of Subordinate Certificates of such Series and, to the extent set forth in the related Prospectus Supplement, to the rights of one or more Classes of Subordinate Certificates of other Series (any such series, a "Senior/Subordinate Series"); or (v) other types of Classes of Certificates, as described in the related Prospectus Supplement. If so provided in a Prospectus Supplement, credit support for each series of Certificates will be provided by one of the forms of credit enhancement that are described under "Description of Credit Enhancement," including the subordination of one or more Classes of Certificates, or by any combination of the foregoing.

     Unless otherwise specified in the Prospectus Supplement with respect to a Series, and subject to the limitations set forth in the Trust Agreement establishing a particular Trust, additional Tax Exempt Securities may be delivered from time to time by the Trustor to the Trustee to be held in one or more separate Asset Groups included in the Trust Property, whereupon a new Series with a corresponding aggregate principal amount of Certificates will be issued, in one or more Classes, as set forth in the related Prospectus Supplement, up to a total aggregate principal amount of Certificates outstanding not to exceed the amount authorized in the Trust Agreement.

FORM OF CERTIFICATES

     Unless otherwise specified in the related Prospectus Supplement, the Certificates of each Series will be initially issued through the book-entry facilities of The Depository Trust Company ("DTC"). As to any such Class of Certificates ("DTC Registered Certificates"), the record holder of such Certificates will be DTC's nominee. DTC is a limited-purpose trust company organized under the laws of the State of New York, which holds securities for this participating organizations ("Participants") and facilitates the clearance and settlement of securities transactions among Participants through electronic book-entry changes in the accounts of Participants. Participants include securities brokers and dealers, banks, trust companies and clearing corporations and may include certain other organizations. Other institutions that are not Participants but clear through or maintain a custodial relationship with Participants (such institutions, "Intermediaries") have indirect access to DTC's clearance system.

     Unless otherwise specified in the related Prospectus Supplement, no person acquiring an interest in any DTC Registered Certificates (each such person, a "Beneficial Owner") will be entitled to receive a Certificate representing such interest in registered, certificated form, unless either (i) DTC ceases to act as depository in respect thereof and a successor depository is not obtained, or
(ii) the Depositor elects in its sole discretion to discontinue the registration of such Certificates through DTC. Prior to any such event, the Beneficial Owners will not be recognized by the Trustee as holders of the related Certificates for purposes of the Trust Agreement and Beneficial Owners will be able to exercise their rights as owners of such Certificates only indirectly through DTC, Participants and Intermediaries. Any Beneficial Owner that desires to purchase, sell or otherwise transfer any interest in DTC Registered Certificates may do so only through DTC, either directly if such Beneficial Owner is a Participant or indirectly through Participant and, if applicable, Intermediaries. Pursuant to the procedures of DTC, transfer of the beneficial ownership of any DTC Registered Certificates will be required to be made in minimum denominations specified in the related Prospectus Supplements. The ability of a Beneficial Owner to pledge DTC Registered Certificates to persons or entities that are not Participants in the DTC system, or to otherwise act with respect to such certificates, may be limited because of the lack of physical certificates evidencing such certificates and because DTC may act only on behalf of Participants.

     Distributions in respect of the DTC Registered Certificates will be forwarded by the Trustees to DTC, and DTC will be responsible for forwarding such payments to Participants, each of which will be responsible for disbursing such payments to the Beneficial Owners it represents or, if applicable, to Intermediaries. Accordingly, Beneficial Owners may experience delays in the receipt of payments in respect of their Certificates. Under DTC's procedures, DTC will take actions permitted to be taken by holders of any class of DTC Registered Certificates under the Tryst Agreement only at the direction of one or more Participants to whose account the DTC Registered Certificates are credited and whose aggregate holdings represent no less than any minimum amount of Percentage Interests or voting rights required therefor. DTC may take conflicting actions with respect to any action of holders of Certificates of any class to the extent that Participants authorize such actions. None of the Company, the Trustee or any of their respective affiliates will have any liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in the DTC registered certificates, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

     References herein to a "holder" or "Certificateholder" are references to the beneficial owner of a Certificate.

DELIVERY OF TAX EXEMPT SECURITIES

     At the time of issuance of a Series of Certificates, the Company (or its designee) will cause the Tax Exempt Securities being included in the related Trust or Asset Group within the Trust to be delivered to the Trustee. The

Trustee will, concurrently with such delivery, deliver a Series of Certificates to the Company (or its designee) in exchange for the Tax Exempt Securities.

     The Company will make certain limited representations and warranties with respect to the Tax Exempt Securities as to (i) the price quotations it has received with respect to the Tax Exempt Securities, (ii) the nature of the transaction in which the Tax Exempt Securities were purchased, (iii) the principal balance of the Tax Exempt Securities deposited into the Trust and the percentage of the Trust as of the Closing Date represented by such principal balance of the Tax Exempt Security, and (iv) the accuracy, to the best of its knowledge, of certain identifying information furnished to the Trustee in respect of each Tax Exempt Security.

     The Trustee will make certain representations and warranties regarding its authority to enter into, and its ability to perform its obligations under, the Trust Agreement.

PRINCIPAL AND INTEREST ON THE CERTIFICATES

     The method of determining, and the amount of distributions of principal and interest (or, where applicable, of principal only or interest only) on a particular Series of Certificates will be described in the related Prospectus Supplement. Different Classes of Certificates may have different Interest Distribution Rates, which may be fixed, variable or adjustable Interest Distribution Rates, or any combination of two or more such Interest Distribution Rates. The related Prospectus Supplement will specify the Interest Distribution Rate or Rates for each Class, or the initial Interest Distribution Rate or Rates and the method for determining the Interest Distribution Rate or Rates. Interest on the Certificates will be calculated on the basis described in the Prospectus Supplement.

     In the case of a Series of Certificates which includes two or more Classes of Certificates, the timing, sequential order, priority of payment or amount of distributions in respect of principal, if any, and any schedule or formula or other provisions applicable to the determination thereof (including distributions among multiple Classes of Senior Certificates or Subordinate Certificates) of each such Class shall be as set forth in the related Prospectus Supplement. Unless otherwise provided in a Prospectus Supplement, distributions in respect of principal of any Class of Certificates will be made on a pro rata basis among all of the Certificates of such class.


                       DESCRIPTION OF CREDIT ENHANCEMENT

GENERAL

     For any Series of Certificates, credit enhancement may be provided with respect to one or more Classes thereof or the related Trust Property. Credit enhancement may be in the form of a letter of credit, the subordination of one or more Classes of Certificates of such Series, the establishment of one or more Reserve Funds, guarantee insurance or another method of credit enhancement described in the related Prospectus Summary, or any combination of the foregoing. If so specified in the related Prospectus Supplement, any form of credit enhancement (including but not limited to insurance, letters of credit or guarantee insurance) may be structured so as to be drawn on by more than one Series of Certificates to the extent described therein.

     Unless otherwise specified in the related Prospectus Supplement for a Series, the credit enhancement will not provide protection against all risks of loss and will not guarantee repayment of the entire principal balance of the Certificates and interest thereon. If losses occur which exceed the amount covered by credit enhancement or which are not covered by the credit enhancement, Certificateholders will bear their allocable share of deficiencies. Moreover, if a form of credit enhancement covers more than one Series of Certificates (each, a "Covered Series"), holders of Certificates issued by any of such Covered Series will be subject to the risk that such credit enhancement will be exhausted by the claims of other Covered Series prior to such Covered Series receiving any of its intended share of such coverage.

     If credit enhancement is provided with respect to a Series, or the related Trust Property, the related Prospectus Supplement will include a description of
(i) the amount payable under such credit enhancement, (ii) any conditions to payment thereunder not otherwise described herein, (iii) the conditions (if any) under which the amount payable under such credit enhancement may be reduced and under which such credit enhancement may be terminated or replaced; and (iv) the material provisions of any agreement related to such credit enhancement. Additionally, the related Prospectus Supplement will set forth certain information with respect to the issuer of any third-party credit enhancement, including (i) a brief description of its principal business activities, (ii) its principal place of business, place of incorporation and the jurisdiction under which it is chartered or licensed to do business, (iii) if applicable, the identity of regulatory agencies which exercise primary jurisdiction over the conduct of its business, (iv) its total assets, and its stockholders or policyholders surplus, if applicable, as of the date specified in the Prospectus Supplement, (v) a statement to the effect that publicly available reports filed by it will be delivered to Holders upon written request, or (vi) such other financial information as may be provided by it specifically for the purpose of inclusion in the related Prospectus Supplement.

SUBORDINATE CERTIFICATES

     If so specified in the related Prospectus Supplement, one or more
Classes of Certificates of a Series may be Subordinate Certificates. If so specified in the related Prospectus Supplement, the rights of the Holders of Subordinate Certificates to receive distributions of principal and interest on any Distribution Date will be subordinated to such rights of the Holders of Senior Certificates of such Series and, to the extent specified in the related Prospectus Supplement, to such rights of Holders of Senior Certificates of other Series to the extent specified in the related Prospectus Supplement. Unless otherwise provided in the Prospectus Supplement, the amount of subordination will decrease whenever amounts otherwise payable to the Holder of Subordinate Certificates are paid to the Holders of Senior Certificates (including amounts withdrawn from any related Reserve Fund and paid to the Holders of Senior Certificates), and will (unless otherwise specified in the related Prospectus Supplement) increase whenever there is distributed to the Holders of Subordinate Certificates amounts in respect of which subordinate payments have previously been paid to the Holders of Senior Certificates. Unless otherwise specified in the related Prospectus Supplement, in certain circumstances, the related Trust Agreement may require a trustee that is not the Trustee to be appointed to act on behalf of Holders of Subordinate Certificates.

     A Series may include one or more Classes of Subordinate Certificates entitled to receive cash flows remaining after distributions are made to all other Classes designated as being senior thereto. Such right will effectively be subordinate to the rights of other Holders of Senior Certificates, but will not be limited to a specified dollar amount of subordination.

     The related Prospectus Supplement will set forth information concerning the amount of subordination of a Class or Classes of Subordinate Certificates of a Series, the circumstances in which such subordination will be applicable, the manner, if any, in which the amount of subordination will decrease over time, the manner of funding any related Reserve Fund and the conditions under which amounts in any related Reserve Fund will be used to make distributions to Holders of Senior Certificates and/or to Holders of Subordinate Certificates or be released from the related Trust.

LETTER OF CREDIT

     The letter of credit, if any, with respect to a Series or Classes of Certificates will be issued by the bank or financial institution specified in the related Prospectus Supplement (the "LC Bank"). Under the letter of credit, the LC Bank will be obligated to honor drawings thereunder in an aggregate fixed dollars amount, net of unreimbursed payments thereunder, equal to the percentage specified in the related Prospectus Supplement of the aggregate principal balance of one or more Classes of Certificates (the "LC Percentage"). If so specified in the related Prospectus Supplement, the letter of credit may permit drawings in the event of losses not covered by insurance policies or other credit support, such as losses arising from damage not covered by standard hazard insurance policies. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments thereunder. The obligations of the LC Bank under the letter of credit for each Series or

Class of Certificates will expire at the earlier of the date specified in the related Prospectus Supplement or the termination of the Trust, as applicable. A copy of the letter of credit for a Series, if any, will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed within 15 days of issuance of the Certificates of the related Series.

BOND INSURANCE POLICY

     A Bond insurance policy, if any, with respect to a Series or Class of Certificates will be provided by one or more insurance companies. Such bond insurance policy will guarantee, with respect to one or more Classes of Certificates of the related Series, timely distributions of interest and full distributions of principal on the basis of a schedule of principal distributions set forth or determined in the manner specified in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, the bond insurance policy will also guarantee against any payment made to a Certificateholders which is subsequently recovered as a "voidable preference" payment under the Bankruptcy Code. A copy of the bond insurance policy for a Series, if any, will be filed with the Commission as an exhibit to a Current Report in Form 8K to be filed with the Commission within 15 days of issuance of the Bonds of the related Series.

 RESERVE FUNDS

     One or more Reserve Funds may be established with respect to a Series or one or more Classes of Certificates, in which cash, a letter of credit, eligible investments, a demand note or a combination thereof, in the amounts, if any, so specified in the related Prospectus Supplement will be deposited. The Reserve Funds for a Series also may be funded over time by depositing therein a specified amount of the distributions received on the related Trust Property as specified in the related Prospectus Supplement.

     Amounts on deposit in any Reserve Fund, together with the reinvestment income thereon, if any, will be applied by the Trustee for the purposes in the manner and to the extent specified in the related Prospectus Supplement. A Reserve Fund may be provided to increase the likelihood of timely payments or distributions of principal of and interest on the Certificates, if required as a condition to the rating of such Series by each Rating Agency, or to reduce the likelihood of special redemptions with respect to any Series. Following each Distribution Date, amounts in such Reserve Fund in excess of any amount required to be maintained therein may be released from the Reserve Fund under the conditions, in the manner and to the extent specified in the related Prospectus Supplement and will not be available for further application by the Trustee.

     Moneys deposited in any Reserve Fund will be invested in certain eligible investments, except as otherwise specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, any reinvestment income or other gain from such investments will be credited to the related Reserve Fund for such Series, and any loss resulting from such investments will be charged to such Reserve Fund. The Reserve Fund, if any, for a Series will not be a part of Trust or Trust Property, as applicable, unless otherwise specified in the related Prospectus Supplement.

     Additional information concerning any Reserve Fund will be set forth in the related Prospectus Supplement, including the initial balance of such Reserve Fund, the balance required to be maintained in the Reserve Fund, the manner in which such required balance will decrease over time, the manner of funding such Reserve Fund, the purposes for which funds in the Reserve Fund may be applied to make payments or distributions to Certificateholders and use of investment earning from the Reserve Fund, if any.

MAINTENANCE OF CREDIT ENHANCEMENT

     If a letter of credit has been obtained for a Series of Certificates, the Trustee will be obligated to exercise its best reasonable efforts to keep or cause to be kept such letter of credit in full force and effect throughout the term of the applicable Trust, unless coverage thereunder has been exhausted through payment of claims or otherwise, or substitution therefor is made as described below under "Reduction or Substitution of Credit Enhancement."

Unless otherwise specified in the applicable Prospectus Supplement, if a letter of credit obtained for a Series of Certificates is scheduled to expire prior to the date the final distribution on such Certificates is made and coverage under such letter of credit has not been exhausted and no substitution has occurred, the Trustee will draw the amount available under the letter of credit and maintain such amount in trust for such Certificateholders.

     If a bond insurance policy or surety bond has been obtained for a Series of Certificates, the Trustee will be obligated to exercise its best reasonable efforts to keep each such bond insurance policy or surety bond in full force and effect throughout the term of the applicable Trust Agreement, unless coverage thereunder has been exhausted through payment of claims.

REDUCTION OR SUBSTITUTION OF CREDIT ENHANCEMENT

     Unless otherwise provided in the Prospectus Supplement, the Company may, at any time, replace the credit enhancement then in effect with successor credit enhancement, provided that prior to the substitution of any credit enhancement, the Company shall have delivered to the Trustee (i) written advice from any Rating Agency that provides a rating for the affected Certificates that upon such replacement the ratings on the Certificates will not be reduced, suspended, or withdrawn as a result of such replacement, (ii) an opinion of independent counsel as to the legality, validity and enforceability of the successor credit enhancement, and (iii) an opinion of counsel acceptable to the Trustee that the substitution or replacement of the successor letter of credit is authorized by the Trust Agreement and will not cause interest on the Certificates to be included in the gross income of the owners of such Certificates for purposes of federal income taxation.

     Each form of credit enhancement will provide that upon satisfaction of the obligations covered with respect to such credit enhancement or upon the honoring of a draw or claim under such credit enhancement the amount available thereunder shall be reduced, subject, if so provided in the terms thereof and in the Prospectus Supplement, to reinstatement in accordance with the terms thereof.


                                  THE COMPANY

     The Company is a wholly owned subsidiary of Tucker Anthony Holding Corporation. Tucker Anthony Incorporated, which may act as underwriter in offerings made hereby and by the related Prospectus Supplement, is also a wholly owned subsidiary of Tucker Anthony Holding Corporation. The Company was incorporated in the State of Delaware on September 28, 1983. The Company's sole business will be to act as the depositor of Tax Exempt Securities into Trusts formed to issue certificates such as the Certificates and otherwise to act as the Trustor as described herein and in any Prospectus Supplement. Prior to the filing of the Registration Statement of which this Prospectus is a part, the Company had limited business activity, unrelated to its activities as described in this Prospectus and any related Prospectus Supplement. The principal executive office of the Company is located at One Beacon Street, Boston, Massachusetts and its telephone number is (617) 725-2487.


                              THE TRUST AGREEMENT

     As described above under "Description of the Certificates -- General," each Series of Certificates will be issued pursuant to a Trust Agreement as described in that section.

ESTABLISHMENT OF TRUST ACCOUNT; ASSIGNMENT OF TAX EXEMPT SECURITIES

     The Trustee will establish a trust account (the "Trust Account") with respect to each Series of Certificates, in which it shall hold the Tax Exempt Securities delivered to it by the Trustor, together with all moneys received as principal, premium, if any, or interest with respect to the Tax Exempt Securities pending disbursement as provided in the Trust Agreement. The Trustee is authorized to establish various subaccounts within the Trust Account corresponding to the characterization of moneys to be deposited therein so that the Trustee may at all times ascertain such characterization. Subject to the provisions of the Trust Agreement described under "Duties and Liability of Trustee" below, the Trustee shall assume full responsibility and risk for the Tax Exempt Securities on deposit with it and all moneys received by it as principal of, premium, if any, or interest on the Tax Exempt Securities, and shall bear all costs and expenses incurred by it as trustee of such Tax Exempt Securities (subject to the terms hereof and to such other payment or reimbursement of its expenses as may be set forth in the Trust Agreement or one or more separate agreements). Moneys to the credit of the Trust Account shall be held by the Trustee uninvested. Except as set forth in the related Prospectus Supplement, the Tax Exempt Securities and moneys received and held in the Trust Account will not be subject to any right, charge, security interest, lien or claim of any kind in favor of the Trustee or any person claiming through it. The Trustee shall not have the power or authority to transfer, assign, hypothecate, pledge or otherwise dispose of any of the assets of the Trust Account to any person, except as expressly permitted by the provisions of the Trust Agreement.

     The Tax Exempt Securities will be irrevocably transferred by the Trustor or another entity acting on behalf of the Trustor to the Trustee and will be held in the name of the Trustee or its nominee as specified in the Trust Agreement. The Trustee is authorized and directed to deliver any instrument or document necessary to obtain registration or registration of transfer of the Tax Exempt Securities and to obtain payment of principal, premium, if any, and interest thereon. The Trustee is further authorized to sign and file any declaration, affidavit, certificate of ownership or other document required to service the Trust Account and to present for payment all Tax Exempt Securities or coupons thereon required to be presented as a condition to payment at the maturity or upon call for redemption thereof.

OBLIGATIONS OF TRUSTEE AND TRUSTOR

     The Trustee has no obligation with respect to the Tax Exempt Securities except as otherwise provided in the Trust Agreement. The liabilities of the Trustor with respect to the Tax Exempt Securities and the Certificates, if any, will be specified in the Trust Agreement for any particular Series of Certificates and described in the related Prospectus Supplement.

REPORTS TO CERTIFICATEHOLDERS

     On each Distribution Date, or as soon thereafter as is practicable, the Trustee shall forward by mail to each Holder a statement setting forth the following information, on a Class by Class basis, as applicable:

          (a) the amount of such distribution allocable to interest on the Tax Exempt Securities;

          (b) the amount of such distribution allocable to principal on the Tax Exempt Securities;

          (c) if the payments received by the Trustee with respect to the Tax Exempt Securities are insufficient to make the required interest distributions with respect to the Certificates, the aggregate amount of all such interest shortfalls on such Distribution Date and the amount of such interest shortfalls to be allocated to such Class of Certificates;

          (d) if any loss is incurred with respect to the Tax Exempt Securities, the aggregate amount of all such losses on such Distribution Date and the amount of such losses to be allocated to such Class of Certificates;

          (e) the aggregate amount of interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

          (f) the aggregate Certificate Principal Balance (as defined in the Trust Agreement) of each Class of Certificates after giving effect to the distribution made on such Distribution Date and to losses allocated on such Distribution Date;

          (g) in the case of any credit enhancement described in the related Prospectus Supplement, the amount drawn on such credit enhancement and included in amounts distributed to Certificateholders, and the remaining balance or coverage of such credit support as of the close of business on the applicable Distribution Date after giving effect to such withdrawal;

          (h) in the case of any Series which includes Subordinate Certificates, the subordinated amount, if any, determined as of the related Distribution Date and if the distribution to the Holders of Senior Certificates is less than their required distribution, the amount of any shortfall; and

          (i) in the case of a Trust treated as a partnership for federal income tax purposes, to the extent additional Tax Exempt Securities are deposited into the Trust and a corresponding aggregate principal amount of Certificates are issued, information regarding such additional Tax Exempt Securities and the Trust Property as included in the related Prospectus Supplement and information regarding the aggregate principal amount of Certificates so issued, on a Class by Class basis; and


          (j)  such other information as specified in the related Trust
     Supplement.

     In addition, upon the issuance of a new Series of Certificates, the Trustee shall forward to each Holder of Certificates of such outstanding Series a copy of the information concerning the Tax Exempt Securities relating to such new Series of Certificates included in the related Prospectus Supplement.

TERMINATION EVENTS

     Upon the occurrence of any of the following (herein called "Termination Events"):


          (a) the Trustee shall fail to distribute to any Certificateholder any distribution required to be made under the terms of the Trust Agreement and such failure shall continue unremedied for five days;

          (b) the Company shall consent to the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding of or relating to the Company or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or for the winding up or liquidation of its affairs, shall have been entered against the Company or the Company shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment to the benefit of its creditors or voluntarily suspend payment of its obligations;

          (c) the Company shall cease to be a party to the Trust Agreement or a failure of the Company to maintain the Company's Required Interest (as defined in the Trust Agreement); or

          (d) it becomes necessary to register the Trust as an "investment company" under the Investment Company Act of 1940, as amended;


the Trustee shall notify each registered Certificateholder of the occurrence of such Termination Event as soon as practicable after it obtains knowledge thereof. The Certificateholders representing at least 66% of the voting rights of Certificates affected by a Termination Event may waive such Termination Event; provided, however, that a Termination Event under section (a) above may only be waived by all of the Certificateholders. Upon any such waiver, such Termination Event shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other Termination Event nor shall impair any right consequent thereon except to the extent expressly waived. Unless a Termination Event is waived by the requisite number of Certificateholders, as soon as is commercially practical, after the giving of such notice, the Trustee shall sell the Tax Exempt Securities to the highest bidder in an auction, subject only to the requirement that at least one bid is received from a person that is not an affiliate of the Company. The proceeds of such a sale or, if no such bids are received, the assets of the Trust shall be distributed on the next Distribution Date to the Certificateholders pro rata based on the outstanding Certificate Principal Balances of the Certificates they hold.

TERM OF EFFECTIVENESS


     Except as provided below, the Trust Agreement is to remain in effect until the date upon which all of the Tax Exempt Securities have been paid in full at the maturity or early redemption thereof and the payments on such Tax Exempt Securities has been distributed to Holders of Certificates in accordance with the Trust Agreement. The discharge of any indenture or other document related to any of the Tax Exempt Securities will not result in a termination of the Trust Agreement. The Trust Agreement shall terminate with the consequences set forth above under "--Termination Events" upon the occurrence of any Termination Event unless such Termination Event shall have been waived as described above.

THE TRUSTEE

     The identity of the commercial bank, trust company or other fiduciary named as the Trustee for each Series of Certificates will be set forth in the related Prospectus Supplement. The entity serving as Trustee may have normal banking relationships with the Trustor. In addition, for the purpose of meeting the legal requirements of certain local jurisdictions, the Trustee will have the power to appoint co-trustees or separate trustees of all or any part of the Trust relating to a Series of Certificates. In the event of such appointment, all rights, powers, duties and obligations conferred or imposed upon the Trustee by the Trust Agreement relating to such Series will be conferred or imposed upon the Trustee and each co-trustee and separate trustee jointly, or in any jurisdiction in which the Trustee shall be incompetent or unqualified to perform certain acts, singly upon such separate trustee or co-trustee who shall exercise and perform such rights, powers, duties and obligations solely at the direction of the Trustee. The Trustee may also appoint agents to perform any of the responsibilities of the Trustee, which agents shall have any or all of the rights, powers, duties and obligations of the Trustee conferred on them by such appointment; provided, that the Trustee shall continue to be responsible for its duties and obligations under the Trust Agreement.

DUTIES AND LIABILITY OF THE TRUSTEE


     The Trustee accepts and agrees to fulfill the obligations imposed upon it by the Trust Agreement, but only upon the terms and conditions set forth therein and subject to the provisions thereof. The Trustee shall incur no liability to any Holder of any Certificate if, by reason of any provision of any present or future law, or regulation thereunder, of any governmental authority, or by reason of any natural disaster or war or other circumstance beyond its control, the Trustee is prevented from doing or performing any act or thing which the terms of the Trust Agreement provide should be done or performed. The Trustee will assume no obligation and shall not be subject to any liability to Holders of Certificates or the Trustor in the performance of its duties, other than by reason of willful misconduct, bad faith or gross negligence or as may be required by ERISA. The Trustee is not under any obligation to take any action which may tend to involve it in any expense or liability, the recover or payment of which within a reasonable time is not, in its reasonable opinion, assured to it. The Trustee may own and deal in Tax Exempt Securities, in obligations of the same issue and maturity as the Tax Exempt Securities and in the Certificates, as though it were not the Trustee under this Agreement. The Trustee will be required at all times to maintain a fidelity bond or other insurance (which may be self-insurance) in reasonable form and amount to protect against loss due to dishonest or fraudulent action by its employees in connection with its obligations under the Trust Agreement.

RESIGNATION AND REMOVAL OF TRUSTEE

     The Trustee may at any time resign as Trustee by giving written notice of its election to do so to the Trustor and such resignation shall take effect upon the appointment of a successor Trustee by the Trustor, subject to and agreeing to comply with the terms and conditions of the Trust Agreement. If at any time the Trustee becomes incapable of acting or is adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property is appointed, or any public officer takes charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then any Holder of a Certificate may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.


     If at any time the Trustee notifies the Trustor that it elects to resign as Trustee, the Trustor, or other entity specified in any Prospectus Supplement, shall, within 45 days after the delivery of the notice of resignation or removal, appoint a successor Trustee, which is to be a commercial bank or trust company having its principal office in the United States of America and having combined capital and surplus of at least $50,000,000. If no successor Trustee has been so appointed within such 45-day period, the Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee. Any corporation or association into or with which the Trustee may be merged, consolidated or converted will be the successor of such Trustee without the execution or filing of any document or any further act.

     Notwithstanding the foregoing, no resignation or removal of the Trustee in accordance with the provisions of the Trust Agreement will become effective until its successor Trustee has accepted its appointment thereunder.

VOTING RIGHTS

     The voting and other rights, if any, of Certificateholders of any Series of Certificates will be set forth in the related Trust Agreement and described in the Prospectus Supplement. If so provided in any Prospectus Supplement, the consent of the provider of credit enhancement with respect to any Series or Class of Certificateholders may be required in addition to or in lieu of the consent of the Certificateholders of such Series or Class.

     If so provided in the related Prospectus Supplement, the Trust Agreement with respect to a Trust treated as a partnership for federal income tax purposes may provide that a transferee of one or more Classes of Certificates will become entitled to exercise voting rights as a Certificateholder only if it obtains the consent of the Trustor at the time of transfer, which consent may be withheld by the Trustor in its sole discretion.

AMENDMENTS OF TRUST AGREEMENT


     The Trust Agreement may be amended at any time and from time to time by agreement between the Trustor and the Trustee, with prior written notice to the Rating Agencies, without the consent of any of the Certificateholders to cure any ambiguity, to correct or supplement any provision of the Trust Agreement or for the purpose of adding any provision or changing in any manner or eliminating any of the provisions in the Trust Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that such action shall not, as evidenced by an opinion of counsel, adversely affect in any material respect the interests of any Certificateholder.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

OVERVIEW

     The following is a general discussion of certain of the anticipated material federal income tax consequences of the purchase, ownership, and disposition of Certificates, which may consist of Grantor Trust Certificates (as defined) and Partnership Certificates (as defined). Because the income tax consequences of an investment in any Certificate will depend on the terms of the Certificate, whether the issuer is treated as a grantor trust or partnership for federal income tax purposes, and the tax attributes of the assets collateralizing or otherwise supporting such Certificate, the discussion herein is limited to a discussion of certain tax consequences common to several types of transactions. The Prospectus Supplement for each Series of Certificates will describe additional consequences that relate to the specific Certificates issued pursuant thereto. ACCORDINGLY, THIS DISCUSSION SHOULD ONLY BE READ IN CONNECTION WITH THE DISCUSSION UNDER "CERTAIN FEDERAL INCOME TAX CONSEQUENCES" IN THE PROSPECTUS SUPPLEMENT TO WHICH INVESTORS ARE REFERRED.

     The discussion below does not purport to address all federal income tax consequences that may be applicable to particular categories of investors subject to special rules, such as pension plans or other tax exempt investors, banks, thrifts, insurance companies, real estate investment trusts, regulated investment companies, foreign investors, dealers in securities or currencies and persons so treated for federal income tax purposes, persons whose functional currency is other than the U.S. dollar, and persons who hold securities as part of a straddle, hedging or conversion transaction. The discussion is based on the Internal Revenue Code of 1986 (the "Code"), legislative history, regulations, cases, administrative rulings and other authorities that are currently in effect, or in the case of certain regulations, proposed, all of which, particularly proposed regulations, are subject to change or differing interpretations. Any such change or differing interpretations may apply retroactively. Furthermore, the discussion does not address any of the state, local or foreign tax consequences of the purchase, ownership and disposition of the Certificates. INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS IN DETERMINING THE FEDERAL, STATE AND LOCAL INCOME AND OTHER TAX CONSEQUENCES TO THEM OF THE PURCHASE, OWNERSHIP, AND DISPOSITION OF CERTIFICATES.

     Trusts that will issue Strip Certificates will qualify as grantor trusts under the Code and the consequences of owning Certificates issued by such a trust are discussed under the caption "Grantor Trust Certificates" below. In the case of other Trusts, the Certificates will be treated as partnership interests for federal income tax purposes. The consequences of owning Certificates issued by such a trust is discussed under the caption "Partnership Certificates" below.

     Prospective investors should be aware that neither the Company nor the Trustee will seek any rulings from the Internal Revenue Service regarding any of the tax consequences discussed herein. Further, while the Company expects to receive an opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., tax counsel to the Company ("Tax Counsel"), with respect to the federal income tax characterization of each Series of Certificates and all material federal income tax consequences at the time of issuance of such Series, no such opinion is binding on the Internal Revenue Service or the courts.

     IN ADDITION TO THE FEDERAL INCOME TAX CONSEQUENCES DESCRIBED HEREIN, POTENTIAL INVESTORS SHOULD CONSIDER THE STATE TAX CONSEQUENCES OF THE ACQUISITION, OWNERSHIP, AND DISPOSITION OF THE CERTIFICATES. STATE TAX LAW MAY DIFFER SUBSTANTIALLY FROM FEDERAL TAX LAW, AND THIS DISCUSSION DOES NOT PURPORT TO DESCRIBE ANY ASPECT OF THE TAX LAWS OF ANY STATE. THEREFORE, POTENTIAL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE VARIOUS STATE TAX CONSEQUENCES OF AN INVESTMENT IN THE CERTIFICATES.

     On the respective date of initial issuance and delivery of each of the underlying Tax Exempt Securities, the respective bond counsel rendered its opinion to the effect that, under existing laws, interest on the Tax Exempt Securities is [(i)] excludable from gross income for federal income tax purposes [and (ii) exempt from State [and local] income taxes]. In rendering its opinions, Tax Counsel has not independently verified the opinions of bond counsel. Rather, Tax Counsel has assumed the continuing correctness of such opinions, continuing compliance with the requirements of the Code that must be met after the issuance of the Tax Exempt Securities in order that interest not be included in gross income for federal income tax purposes, and that no circumstances have occurred that would adversely affect the exclusion from gross income for federal income tax purposes of interest on the Tax Exempt Securities as described in the opinions of bond counsel. Additionally, Tax Counsel has not undertaken to determine or to inform Certificateholders whether such circumstances have occurred or if they do occur in the future.

GRANTOR TRUST CERTIFICATES

     Certificates representing interests in certain Series may be issued in the form of trust certificates in a trust treated as a grantor trust for federal income tax purposes ("Grantor Trust Certificates").

     Upon the issuance of any Series of Grantor Trust Certificates, Tax Counsel will deliver its opinion generally to the effect that under then current law and assuming compliance with the constituent documents of the Trust (and certain related agreements), the Trust will be classified, for federal income tax purposes, as a grantor trust and not as an association taxable as a corporation, and a purchaser of Certificates will have purchased stripped bonds or stripped coupons from the Tax Exempt Securities and will be treated as the owner thereof for federal income tax purposes. Discount accruing on Certificates at a yield not exceeding the coupon rate of interest on the Tax Exempt Securities (or, at the election of the taxpayer, the original yield to maturity of the Tax Exempt Securities) will be excludable from gross income for federal income tax purposes.

     For a more detailed discussion, see "Certain Federal Income Tax Consequences" in the related Prospectus Supplement.

PARTNERSHIP CERTIFICATES

     Certificates representing interests in certain Series may be issued in the form of trust certificates in a business trust treated as a partnership for federal income tax purposes ("Partnership Certificates").

     Upon the issuance of any Series of Partnership Certificates, Tax Counsel will deliver its opinion generally to the effect that under then current law and assuming compliance with the constituent documents of the Trust (and certain related documents), the arrangement among the holders of the Partnership Certificates evidenced by the Trust Agreement will be classified as a partnership for federal income tax purposes. Consequently, each Certificateholder will be treated as a member of such partnership, and all amounts allocated to Certificateholders that are attributable to payments of interest on the Tax Exempt Securities that are excludable from federal gross income will be excludable from the federal gross income of the Certificateholders. The foregoing opinions are based upon and subject to the discussion set forth under "Overview" above and the discussion set forth in the related Prospectus Supplement.

     For a more detailed discussion, see "Certain Federal Income Tax Consequences" in the related Prospectus Supplement.

ADDITIONAL TAX CONSIDERATIONS

     Expenses. The Code disallows to individuals, estates and trusts any deduction for expenses allocable to interest which is wholly tax-exempt and to a regulated investment company which distributes exempt-interest dividends that portion of its expenses determined by the ratio of its exempt income to its total income (gross income plus exempt income), excluding capital gain net income. To the extent not so disallowed, a Certificateholder will be entitled to deduct its proportionate share of reasonable fees paid by the Trust, subject to the following limitations. If the Certificateholder is an individual, estate or trust, the deduction for such fees will be allowed only to the extent that such holder's miscellaneous itemized deductions, including such fees, exceed two percent of the holder's adjusted gross income. In the case of Certificateholders who are individuals, certain otherwise allowable itemized deductions, including such fees, will be reduced by an amount equal to three percent of such holder's adjusted gross income in excess of a statutory threshold (in 1995 $114,700 for single and joint-filing individuals, $57,350 for married taxpayers filing separately).

     Conduit Treatment for Regulated Investment Companies. Tax Counsel will opine that a regulated investment company (a "RIC") investing in Certificates should be permitted to take into account its share of the assets of the Trust for purposes of the asset qualification tests under Sections 851(b)(4) and 852(b)(5) of the Code. Treasury Regulation Section 1.856-3(g) provides for such "conduit" treatment of partnership interests held by real estate investment trusts (each, a "REIT") for purposes of the asset diversification tests applicable to REITs. Although there is no similar regulation applicable to RICs, the statutory taxation schemes applicable to REITs and RICs are similar and authorities applicable to one type of entity are often applied to the other. The IRS has adopted a similar approach in General Counsel's Memorandum 39207 (December 14, 1983) and in several private letter rulings. However, there can be no assurance that the IRS will agree that such "conduit" treatment is appropriate for interests in partnerships that differ substantially from ownership of undivided interests in the underlying assets. In addition, if the IRS were successfully to contend that a Class or Classes of Certificates constitutes indebtedness rather than an equity ownership interest in the Trust, the holders of the other Classes of Certificates likely would be treated as owning all of the Tax Exempt Securities, subject to a borrowing from the holders of the Classes treated as indebtedness, for purposes of the foregoing asset qualification tests.

     Original Issue Discount. The initial public offering price of certain of the Tax Exempt Securities may have been less than the amount payable at maturity (i.e., there may be original issue discount). Original issue discount is excludable from gross income for federal income tax purposes to the same extent as interest on tax-exempt obligations. The Code provides that original issue discount accrues in accordance with a constant interest method based on the compounding of interest and that a holder's adjusted basis for purposes of determining a holder's gain or loss on disposition of such obligations will be increased by such amount. Holders should consult their tax advisors concerning the determination of the initial offering price to the public and the accrual of original issue discount with respect to the Tax Exempt Securities.

     Market Discount. If the Trust purchases any Tax Exempt Security at a market discount, rather than an original issue discount, and such market discount exceeds a statutorily specified de minimis amount, then gain upon
                                         -- -------
the disposition of such security will be treated as ordinary income rather than capital gain to the extent of the market discount accruing during the Trust's holding period, and such income will be taken into account by holders of Certificates.

     Amortization of Bond Premium. If the Trust's cost for a Tax Exempt Security exceeds the face amount of the Tax Exempt Security, the Trust will be considered to have purchased the Tax Exempt Security at a premium. The Trust will be required to amortize any premium relating to the Tax Exempt Security in accordance with the rules of the Code. Generally, bond premium must be amortized on a constant yield method. Amortization of premium will be allocated among Certificateholders in accordance with the allocation provisions in the Trust Agreement. Amortization of premium on the Tax Exempt Security will reduce the Trust's tax basis for the Tax Exempt Securities and the basis of corresponding Certificateholders in their Certificates, but will not result in any deduction from the income of the Trust or of the Certificateholders.

     Alternative Minimum Tax. The opinion of bond counsel (or other information provided by bond counsel) with regard to the federal alternative minimum tax is set forth in Appendix B. Holders are advised to consult their tax advisors as
             ----------
to the applicability of the alternative minimum tax.

     Collateral Tax Considerations. The Code contains provisions that could result in other tax consequences as a result of the ownership of the Certificates or the receipt of interest that is excludable from gross income. Thus, ownership of the Certificates may result in collateral federal income tax consequences to certain taxpayers including, without limitation, financial institutions, property and casualty insurance companies, certain foreign corporations doing business in the United States, certain Subchapter S corporations with excess passive income, individual recipients of Social Security or Railroad Retirement benefits, individuals who may otherwise qualify for the earned income credit, and taxpayers who may be deemed to have incurred or continued indebtedness to purchase or carry tax-exempt obligations. The Code contains provisions which may limit or deny any tax deduction or any adjustment to a holder's basis with respect to the payment of any expenses associated with the purchase of the Certificates. Prospective purchasers of the Certificates should consult their advisors as to the applicability of any such collateral tax consequences.

     Information Reporting. All taxpayers are required to report for informational purposes on their federal income tax returns the amounts of tax-exempt interest they receive, which would include their share of the interest earned on the Tax Exempt Securities.

     Future Legislation. Various proposals have been, or may be, introduced before Congress from time to time to restrict or eliminate the federal income tax exemption, to impose certain collateral tax consequences on the ownership of municipal obligations (such as the Tax Exempt Securities), or to change the rates of tax imposed by the Code in a manner which might affect the relative value of the federal income tax exemption for the holders of such municipal obligations. No prediction can be made regarding what additional legislation, if any, may be proposed with respect to the tax-exempt status of interest on municipal obligations, nor can any prediction be made whether any legislation, if enacted, would apply to the Tax Exempt Securities, the Trust or the Certificates. There can be no assurance that any such legislation, if enacted, would not have an adverse impact on the price and marketability of the Tax Exempt Securities, which in turn may have an adverse impact on the price and marketability of the Certificates.


                                 LEGAL MATTERS

     Certain legal matters will be passed upon for the Company by Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., Boston, Massachusetts.


                                USE OF PROCEEDS

     The net proceeds from the sale of each Series will be used to (i) purchase the Tax Exempt Securities deposited into a Trust, (ii) to repay indebtedness which has been incurred to acquire Tax Exempt Securities, (iii) to establish any Reserve Funds described in the related Prospectus Supplement, (iv) to pay costs of structuring, guaranteeing, credit enhancing and issuing such Certificates or
(v) for other purposes relating to one or more of the foregoing, as set forth in the Prospectus Supplement. If so specified in the related Prospectus Supplement, the purchase of the Tax Exempt Securities for a Series may be effected by an exchange of Certificates with the seller of such Tax Exempt Securities.


                            METHODS OF DISTRIBUTION

     The Certificates offered hereby and by the related Prospectus Supplements will be offered in Series through one or more of the methods described below. The Prospectus Supplement prepared for each Series will describe the method of offering being utilized for that Series and will state the net proceeds to the Company from such sale.

     The Company intends that Certificates will be offered through the following methods from time to time and that offerings may be made concurrently through more than one of these methods or that an offering of a particular Series of Certificates may be made through a combination of two or more of these methods. Such methods are as follows:

     1. By negotiated firm commitment or best efforts underwriting and public re-offering by underwriters;

     2.   By placements with institutional investors through dealers; and

     3.   By direct placements with institutional investors.

     In addition, if specified in the related Prospectus Supplement, a Series of Certificates may be offered in whole or in part in exchange for the Tax Exempt Securities (and other assets, if applicable) that would comprise the Trust in respect of such Certificates.

     If underwriters are used in a sale of any Certificates (other than in connection with an underwriting on a best efforts basis), such Certificates will be acquired by the underwriters for their own account and may be resold from time to time on one or more transactions, including negotiated transactions, at fixed public offering prices or at varying prices to be determined at the time of sale or at the time of commitment therefor. Such underwriters may be broker-dealers affiliated with the Company whose identities and relationships to the Company will be as set forth in the related Prospectus Supplement. The managing underwriter or underwriters with respect to the offer and sale of a particular Series of Certificates will be set forth on the cover of the Prospectus Supplement relating to such Series and the members of the underwriting syndicate, if any, will be named in such Prospectus Supplement.

     In connection with the sale of the Certificates, underwriters may receive compensation from the Company or from purchasers of the Certificates in the form of discounts, concessions or commissions. Underwriters and dealers participating in the distribution of the Certificates may be deemed to be underwriters in connection with such Certificates, and any discounts or commissions received by them from the Company and any profit on the resale of Certificates by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended.

     It is anticipated that the underwriting agreement pertaining to the sale of any Series of Certificates will provide that the obligations of the underwriters will be subject to certain conditions precedent, that the underwriters will be obligated to purchase all such Certificates if any are purchased (other than in connection with an underwriting on a best efforts basis) and that, in limited circumstances, the Company will indemnify the several underwriters and the underwriters will indemnify the Company against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended, or will contribute to payments required to be made in respect thereof.

     The Prospectus Supplement with respect to any Series offered by placements through dealers will contain information regarding the nature of such offering and any agreements to be entered into between the Company and purchasers of Certificates of such Series.

     Purchasers of Certificates, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be "underwriters" within the meaning of the Securities Act of 1933, as amended, in connection with reoffers and sales by them of Certificates. Certificateholders should consult with their legal advisors in this regard prior to any such reoffer or sale.


                                    RATINGS

     It will be a condition to the issuance of any Certificates offered by this Prospectus and the related Prospectus Supplement that they be rated in one of the four highest applicable rating categories by at least one nationally rated statistical rating organization ("Rating Agency"). The rating or ratings applicable to Certificates of each Series will be as set forth in the related Prospectus Supplement. Certificates not offered by this Prospectus and a related Prospectus Supplement may be non-rated or rated in other than one of the four highest rating categories.

     A security rating should be evaluated independently of similar ratings of different types of security. A security rating does not address the effect of redemption or reinvestment rates on investors' yields. A rating is not a recommendation to buy, sell or hold Certificates and may be subject to revision or withdrawal at any time by the assigning rating organization. Each rating should be evaluated independently of any other rating. See "Risk Factors."

                          INDEX OF MAJOR DEFINED TERMS


"Asset Group".................................................................................................2

"Beneficial Owner"...........................................................................................19

"Certificates".................................................................................Prospectus Cover

"Class"........................................................................................Prospectus Cover

"Conduit Tax Exempt Securities"..............................................................................13

"Conduit Issuer"..........................................................................................2, 13

"DTC"........................................................................................................18

"Governmental Issuer".....................................................................................3, 13

"Governmental Tax Exempt Securities".........................................................................13

"Interest Accrual Period"....................................................................................16

"Interest Distribution Basis"..........................................................................1, 4, 20

"Interest Distribution Date"..................................................................................4

"Interest Distribution Rate"..............................................................................4, 20

"Obligor".................................................................................................2, 13

"Participants"...............................................................................................18

"Partnership Certificates"................................................................................6, 29

"Physical Certificates"......................................................................................19

"Principal Distribution Date".................................................................................4

"Revenue Bond Issuer".....................................................................................3, 13

"Revenue Tax Exempt Securities"..............................................................................13

"Senior Certificates".....................................................................................1, 18

"Series".......................................................................................Prospectus Cover

"Strip Certificates"...............................................................................1, 4, 18, 28

"Subordinate Certificates"................................................................................1, 18

"Tax Exempt Securities".................................................................Prospectus Cover, 2, 12


"Termination Events"................................................................................25

"Trust"........................................................................Prospectus Cover, 2, 12

"Trust Account".....................................................................................23

"Trust Agreement"................................................................................2, 23

"Trust Property"...................................................................Prospectus Cover, 2

"Trustee"........................................................................................2, 26

"Trustor"..........................................................................Prospectus Cover, 2

Information contained herein is subject to completion and amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These Securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these Securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                                                                  Version 1
                   Subject to Completion, Dated June 3, 1996

PROSPECTUS SUPPLEMENT
(To Prospectus Dated ______, 1996)

                                  $__________

                            T.A. OF DELAWARE, INC.

                   TAX EXEMPT SECURITIES TRUST CERTIFICATES

                           MULTI-CLASS SERIES [A][ ]

     Tax Exempt Securities Trust Certificates, Multi-Class Series [A][ ] (the "Certificates") evidence the right to receive payments with respect to a group of assets (the "Series [A][ ] Asset Group) and certain payments with respect to other assets comprising other Asset Groups held or to be held by the Tax Exempt Securities Trust (the "Trust"), to be formed by T.A. of Delaware, Inc. (the "Company"), a wholly owned special purpose subsidiary of Tucker Anthony Incorporated pursuant to a Trust Agreement (the "Trust Agreement"), dated as of ______ __, 199_, between the Company and [ ] as trustee (the "Trustee").
The Certificates will consist of the following classes: the Class [A][ ]-1 Certificates (hereinafter also referred to as the "Senior Certificates"), Class [A][ ]-2 Certificates (hereinafter also referred to as the "Mezzanine Certificates"), and Class [A][ ]-3 Certificates (hereinafter also referred to as the "Subordinate Certificates"). The Class [A][ ]-2 Certificates and Class [A][ ]-3 Certificates will be placed with institutional or other investors, and are not being offered for sale by this Prospectus Supplement. [The rights of the Class [A][ ]-2 Certificateholders (as defined) to receive distributions with respect to the Series [A][ ] Asset Group will be subordinated to the rights of the Class [A][ ]-1 Certificateholders, and the rights of the Class [A][ ]-3 Certificateholders to receive such distributions will be

                                             (cover page continued on next page)

                          ____________________________

     SEE "RISK FACTORS" BEGINNING ON PAGE S-8 FOR A DESCRIPTION OF CERTAIN FACTORS THAT SHOULD BE CONSIDERED BY PROSPECTIVE INVESTORS IN EVALUATING AN INVESTMENT IN THE CERTIFICATES.

                          ____________________________

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
        AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
             HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION
                   PASSED ON THE ACCURACY OR ADEQUACY OF THIS
                     PROSPECTUS.  ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

                          ____________________________

     [Tucker Anthony (the "Underwriter")] [the Underwriters (as defined)] intend[s] to make a secondary market in the Certificates, but [has] [have] no obligation to do so. There can be no assurance that a secondary market for the Certificates will develop or, if it does develop, that it will continue.

     The Class [A][ ]-1 Certificates will be offered from time to time by the Underwriter[s] in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The aggregate proceeds to the [Company] [Trust] from any sale of the [A][ ]-1 Certificates will be equal to the purchase price paid by the purchasers thereof, net of any expenses payable by the Company and any compensation to the Underwriter[s].

     The [A][ ]-1 Certificates are offered by the Underwriter[s] subject to prior sale, to withdrawal, cancellation or modification of the offer without notice, to delivery and acceptance by the Underwriter[s] and certain further conditions. It is expected that delivery of the [A][ ]-1 Certificates will be made in book-entry only form through the facilities of The Depository Trust Company, on or about ____________, 199_.

                                 TUCKER ANTHONY
                                 --------------
                                  INCORPORATED

         The date of this Prospectus Supplement is __________ __, 199_.

(cover page continued from previous page)


subordinated to the rights of the Class[A][ ]-2 Certificateholders to the extent described herein.] [The rights of the Class [A]-2 and Class [A]-3 Certificateholders to receive distributions with respect to the Series [A] Asset Group will also be subordinated to the rights of any Senior Certificates of subsequent Series to be issued by the Trust from time to time and which will be offered pursuant to related Prospectus Supplements to the extent described herein.] [The rights of the Class [ ]-2 and Class [ ]-3 Certificateholders to receive distributions with respect to the Series [ ] Asset Group will also be subordinated to the rights of any Senior Certificates of a Series previously issued by the Trust and of any Senior Certificates of subsequent Series to be issued by the Trust from time to time and which will be offered pursuant to related Prospectus Supplements to the extent described herein.]

     It is a condition of issuance that the Class [A][ ]-1 Certificates be rated ___ [and ____] by _______ [and _______, respectively] based on the protection afforded by the subordination of the Class [A][ ]-2 and Class [A][ ]-3 Certificates. The Class [A][ ]-2 and Class [A][ ]-3 Certificates will not be rated.

     Interest, to the extent of the Class [A][ ]-1 Pass-Through Rate of [ ]% per annum, the Class [A][ ]-2 Pass-Through Rate of [ ]% per annum and the Class
[A][ ]-3 Pass-Through Rate of [   ]% per annum will be distributed to the Class
[A][ ]-1 Certificateholders, the Class [A][ ]-2 Certificateholders, and the
Class [A][ ]-3 Certificateholders, respectively, on each [      ] and [     ]
(or, if such day is not a Business Day, the next succeeding Business Day) (each,
a "Distribution Date") commencing [      ] in the manner set forth and as
described herein. Principal payments will be distributed to Certificateholders on each Distribution Date in the manner set forth and as described herein.

     The Series [A][ ] Asset Group will consist of the municipal securities described herein and in Appendix A (the "Tax Exempt Securities"). Additional
                        ----------
municipal securities, which will constitute one or more separate Asset Groups within the Trust, may be deposited into the Trust from time to time as described herein and subject to the limitations of the Trust Agreement. Upon any such deposit a related, new Series of Certificates will be issued by the Trust. The Tax Exempt Securities will be held by the Trustee in accordance with the Trust Agreement. Although the Certificates are secured by the Series [A][ ] Asset Group, the Certificates will have payment characteristics different from the payment characteristics of the Tax Exempt Securities constituting such Asset Group. An investment in the Class [A][ ]-1 Certificates should not be viewed as a direct investment in the Tax Exempt Securities.

     Payments on the Tax Exempt Securities are the sole source of payments on the Certificates. Interest on the Tax Exempt Securities is excludable from gross income of the holders thereof for federal income tax purposes. As is more fully discussed under "Certain Federal Income Tax Consequences," because the arrangement among the holders of the Certificates evidenced by the Trust Agreement will be classified as a partnership for federal income tax purposes, distributions of interest received with respect to the Tax Exempt Securities are expected to retain their tax exempt character when distributed to Certificateholders with respect to the Certificates.

     The Certificates do not represent an interest in or an obligation of the Company, the municipal issuer of the Tax Exempt Securities, the Trustee, or any of their affiliates. Neither the Certificates nor the underlying Tax Exempt Securities are insured or guaranteed by any governmental agency or instrumentality or by the Company or any of its affiliates.

                           __________________

     This Prospectus Supplement does not contain complete information about the Class [A][ ]-1 Certificates offered hereby. Additional information is contained in the Prospectus, and purchasers are urged to read both the Prospectus Supplement and the Prospectus in full. Sales of the Class [A][ ]-1 Certificates may not be consummated unless the purchaser has received both the Prospectus Supplement and the Prospectus.

     [IN CONNECTION WITH THIS OFFERING, THE UNDERWRITERS MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICES OF THE CLASS

[A][ ]-1 CERTIFICATES AT LEVELS ABOVE THOSE WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH STABILIZATION, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.]

     Until 90 days after the date of this Prospectus Supplement, all dealers effecting transactions in the Class [A][ ]-1 Certificates, whether or not participating in this distribution, may be required to deliver a Prospectus Supplement and Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus Supplement and Prospectus when acting as underwriter and with respect to their unsold allotments or subscriptions.


                             AVAILABLE INFORMATION

     The Company has filed with the Commission a Registration Statement on Form S-3 (the "Registration Statement") under the Securities Act with respect to the Class [A][ ]-1 Certificates to be offered by this Prospectus and related Prospectus Supplement. This Prospectus does not contain all of the information set forth in the Registration Statement and the exhibits and schedules thereto, certain portions of which have been omitted pursuant to the rules and regulations of the Commission. Statements made in this Prospectus as to the contents of any contract, agreement or other document are not necessarily complete. With respect to each such contract, agreement or other document filed or incorporated by reference as an exhibit to the Registration Statement, reference is made to such exhibit for a more complex description of the matter involved, and each such statement is qualified in its entirety by such reference.

     The Registration Statement and the exhibits and schedules thereto may be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and will also be available for inspection and copying at the regional offices of the Commission located at 7 World Trade Center, New York, New York 10048 and at 500 West Madison Street (Suite 1400), Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

- -----------------------------------------------------------------------------


                               SUMMARY OF TERMS

The following summary is qualified in its entirety by reference to the more detailed information appearing elsewhere herein and in the Prospectus. Capitalized terms used in this summary that are not otherwise defined have the meanings ascribed thereto in the Prospectus.

Title of Securities..    Tax Exempt Securities Trust, Multi-Class Series [A][ ]
                         (the "Certificates").

Company.............     T.A. of Delaware, Inc. (the "Company"), a Delaware
                         Corporation. Neither the Company nor any of its affiliates has guaranteed or insured the Certificates.
                         See "THE COMPANY" herein.

Trustee.............     [                  ] (the "Trustee").

Trust Assets........     The initial property of the Trust (the "Trust
                         Property") will be the group of assets (the "Series
                         [A][ ] Asset Group") consisting of the municipal securities described herein and in Appendix A (the "Tax
                         Exempt Securities"). From time to time additional municipal securities (the "Additional Tax Exempt
                         Securities"), which will constitute one or more separate Asset Groups, may be deposited into the Trust whereupon a related, new Series of Certificates will be issued by the Trust. No such deposit of Additional Tax
                         Exempt Securities will be made (i) if such addition would result in the Trust becoming required to register as an "Investment Company" for purposes of the Investment Company Act of 1940 (as amended) or (ii) if the Rating Agencies will, as a result of such addition, downgrade the rating on any outstanding Class of Certificates. In connection with each new Asset Group, the Trust will issue a related new Series of Certificates. The Tax Exempt Securities will be irrevocably transferred to the Trustee and will be held in the name of the Trustee or its nominee, in trust for the benefit of the Certificateholders as the beneficial owners of the Tax Exempt Securities in accordance with the Trust Agreement. The Tax Exempt Securities consist of [tax exempt revenue bonds issued by a conduit governmental issuer (the "Conduit Issuer"), the proceeds of which are loaned to an eligible obligor or obligors (the "Obligor) to finance or refinance eligible projects. The Obligor is generally a non-governmental, private entity. The payment of principal, premium, if any, interest and all other amounts owed with respect to Tax Exempt Securities issued by Conduit
                         Issuers are payable by amounts owed by the Obligor under the terms of its loan. The loan is payable out of general cash flow of the Obligor or specific project revenues or otherwise. The repayment obligation may be secured by a mortgage on the project and/or other assets of the Obligor and other security interests. Tax
                         Exempt Securities issued by conduit Issuers are non-recourse to the Conduit Issuer] [tax exempt revenue bonds issued by a state or local governmental entity, such as a public authority or agency, without general taxing power (the "Revenue Bond Issuer"). The bonds are issued to finance or refinance the capital expenditure and operating needs of the Revenue Bond Issuer and are payable from the revenues of such Issuer, often a dedicated and pledged revenue stream] [tax exempt bonds issued by a governmental entity, such as a state or local government or some other political subdivision, with general taxing power (the "Governmental Issuer").
                         The bonds are issued to finance

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------


                         or refinance the capital expenditure and operating needs of the Governmental Issuer and are payable from some or all of the revenues of such Issuer. If all sources of revenue of the Issuer, including tax receipts, are available to make the payment, the bonds are general obligation bonds secured by the full faith and credit of the Issuer. Otherwise, they will be limited obligations of the Issuer] [any combination of the foregoing].

                         [Describe asset concentration level of Trust Property, to the extent any Tax Exempt Security or Obligor with respect to any Tax Exempt Security constitutes more than 10% of the Trust Property, including cross-reference to audited financial information and other information with respect to the Obligor, Revenue Bond Issuer, Governmental Issuer, as applicable.] [See "RISK FACTORS" and "THE TAX EXEMPT SECURITIES" herein.]

Securities Offered...    The Tax Exempt Securities Trust Certificates, Multi-
                         Class Series [A][ ] will consist of the following classes of Certificates: the Class [A][ ]-1
                         Certificates, Class [A][ ]-2 Certificates, and Class
                         [A][ ]-3 Certificates. The Class [A][ ]-2 and Class
                         [A][ ]-3 Certificates will be placed with institutional or other investors and are not being offered by this Prospectus Supplement. Each Certificate evidences the right to receive principal, premium, if any and interest payments on the Tax Exempt Securities included in the Series [A][ ] Asset Group and certain payments with respect to Additional Tax Exempt Securities constituting one or more separate Asset Groups held or to be held by the Trust due after the Cut-Off Date (as defined) all as more fully described herein. [The rights of the Class [A][ ]-2 Certificateholders to receive distributions with respect to the Series [A][ ]
                         Asset Group will be subordinated to the rights of the Class [A][ ]-1 Certificateholders, and the rights of the Class [A][ ]-3 Certificateholders to receive such distributions will be subordinated to the rights of the Class [A][ ]-1 and Class [A][ ]-2 Certificateholders to the extent described herein.] [The rights of the Class
                         [A]-2 and Class [A]-3 Certificateholders to receive distributions with respect to the Series [A] Asset
                         Group will also be subordinated to the rights of any Senior Certificates of subsequent Series to be issued by the Trust from time to time and which will be offered pursuant to related Prospectus Supplements to the extent described herein.] [The rights of the Class
                         [ ]-2 and Class [ ]-3 Certificateholders to receive distributions with respect to the Series [ ] Asset
                         Group will also be subordinated to the rights of any Senior Certificates of a Series previously issued by the Trust and of any Senior Certificates of subsequent
                         Series to be issued by the Trust from time to time and which will be offered pursuant to related Prospectus
                         Supplements to the extent described herein.] See
                         "DESCRIPTION OF THE CERTIFICATES -Subordination of the
                         Class [A][ ]-2 and Class [A][ ]-3 Certificates" herein.

Subsequent Series        In connection with the deposit of Additional Tax Exempt
                         Securities to the Trust constituting one or more separate Asset Groups therein, the Trust will issue one or more related Series of Certificates, each with a Senior, Mezzanine and Subordinate Class. The Senior
                         Class of any such Series will be offered by means of the Prospectus and a separate related Prospectus
                         Supplement. None of the Certificates of any Class

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------


                         of such Series is being offered by this Prospectus Supplement. The total aggregate Certificate Principal Balance (as defined) of all of the Certificates of all Series issued or to be issued by the Trust will not
                         exceed $[    ]. The respective aggregate Certificate
                         Principal Balance of each Class within a Series that will be so issued will be calculated so that (i) no Rating Agency will, as a result of such issuance, downgrade the rating on any outstanding Class of Certificates of any Series and (ii) the ratio of Senior Certificates to Subordinate Certificates will not be less than [ ] to [ ].

Initial Certificate
  Principal Balance...   The Certificates will have an aggregate initial
                         Certificate Principal Balance of $[    ]. The Class [A]
                         [    ]-1 Certificates will have an initial Certificate
                         Principal Balance of $[    ], the Class [A][ ]-2
                         Certificates will have an initial Certificate Principal
                         Balance of $[    ] and the Class [A][ ]-3 Certificates
                         will have an initial Certificate Principal Balance of
                         $[    ]. The Certificate Principal Balance shall mean,
                         with respect to any Certificate, on any date of determination, an amount equal to (a) the Initial
                         Amount (as defined) thereof minus (b) the sum of (i) the aggregate of all amounts in respect of principal of such Certificate (or any predecessor Certificate) distributed to the Holder thereof prior to that date and (ii) the aggregate of all losses allocated to such Certificate (or any predecessor Certificate) as described herein.

Pass-Through Rate...     The Pass-Through Rate for the Class [A][ ]-1
                         Certificates is [ ]% and for the Class [A][ ]-2
                         Certificates is [ ]%. The Class [A][ ]-3 Certificates will not have a Pass-Through Rate. Interest on such Class will be payable based on a formula as described herein. See "--Interest Distributions" and "DESCRIPTION
                         OF THE CERTIFICATES -Distributions on the
                         Certificates."

Form; Denomination..     The Certificates will be issued pursuant to the Trust
                         Agreement in denominations of $[5,000] and integral multiples of $[5,000] in excess thereof (the "Initial
                         Amount") in the case of the Class [A][ ]-1 Certificates and $[100,000] and integral multiples of $[1,000] in excess thereof in the case of the Class [A][ ]-2 and Class [A][ ]-3 Certificates; provided, however, that one certificate of each Class may be issued in such other amount as is necessary to include the remainder of such Class. The Class [A][ ]-1 Certificates will be initially represented by one or more Global
                         Certificates (as defined) registered in the name of Cede & Co., as nominee of The Depository Trust Company,
                         New York, New York ("DTC"). The interests of beneficial owners of the Class [A][ ]-1 Certificates will be represented by book entries on the records of participating members of DTC. Physical Certificates (as defined) representing the Class [A][ ]-1 Certificates will be available only under certain limited circumstances. See "DESCRIPTION OF THE CERTIFICATES -
                         Book-Entry Registration".

Distribution Dates..     Distributions of principal and interest will be made on
                         each [ ] and [ ] (or, if such day is not a Business Day
                         (defined as any day on which banks in New York, New
                         York are open for commercial banking purposes and that is not a day on which the New York Stock Exchange is authorized or obligated by law or executive order to close) the next

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------


                         succeeding Business Day) (each, a "Distribution Date"),
                         commencing [   ].

Cut-Off Date........     ________ __, 1996 (the "Cut-Off Date").

Available Distribution
Amount..............     The "Available Distribution Amount" for any
                         Distribution Date is equal to the aggregate of (i) all payments of principal, premium, if any, and interest made with respect to the Tax Exempt Securities and (ii) all payments of principal and premium, if any (but not interest), made with respect to Additional Tax Exempt
                         Securities included in any other Asset Group held or to be held by the Trust and received by the Trustee after the preceding Determination Date (or, in the case of the initial Distribution Date, the Cut-Off Date) on or prior to the related Determination Date (whether due to scheduled payments, scheduled or unscheduled prepayments or otherwise) less any administrative expenses incurred by the Trust since the preceding
                         Determination Date. With respect to any Distribution
                         Date, the "Determination Date" is the day that is _____ business days prior to such Distribution Date.

Interest
Distributions......      On each Distribution Date, the Trustee will distribute
                         to the registered holders of the Class [A][ ]-1
                         Certificates (the "Class [A][ ]-1 Certificateholders"), of the Class [A][ ]-2 Certificates (the "Class [A][ ]-2
                         Certificateholders") and of the Class [A][ ]-3
                         Certificates (the "Class [A][ ]-3 Certificateholders" and, together with the Class [A][ ]-1
                         Certificateholders and the Class [A][ ]-2
                         Certificateholders, the "Certificateholders" or
                         "Holders") as of the second Business Day next preceding such Distribution Date (the "Record Date"), in the manner and priority set forth herein, to the extent of the Available Distribution Amount for such Distribution
                         Date, interest distributions in an amount equal to the Accrued Certificate Interest (as defined) on such
                         Class.

                         With respect to any Distribution Date, for each Class of Certificates, "Accrued Certificate Interest" will be equal to interest accrued during the related Interest Accrual Period (as defined) on the Certificate Principal Balance of the Certificate of such Class at the related Pass-Through Rate; provided however, that in the case of the Class [A][ ]-3 Certificates, Accrued Certificate Interest will be equal to the residual portion of the Available Distribution Amount allocable to interest on the Tax Exempt Securities after the Accrued Certificate Interest with respect to all other Classes of Certificates has been distributed. [The "Interest Accrual Period" for any Distribution Date will be the six-month period preceding such Distribution Date.] See "DESCRIPTION OF THE CERTIFICATES -- Interest Distributions" herein.

Principal
Distributions.......     On each Distribution Date, the Trustee will distribute
                         to the Certificateholders in whose name the Certificates are registered as of the applicable Record
                         Date, in the manner and priority set forth herein, to the extent of the portion of the Available Distribution
                         Amount remaining after Accrued Certificate Interest has been distributed to Certificateholders, a distribution allocable to principal which will, as more fully described herein, include the scheduled payments due on the Tax Exempt Securities and Additional Tax Exempt
                         Securities and the

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------


                         portion of any unscheduled collections, including prepayment proceeds and premium, if any.

Subordination of the
Class [A][ ]-2 and
Class [A][ ]-3
Certificates........     [The rights of the Class [A] [ ]-2 Certificateholders
                         (as defined) to receive distributions to which they would otherwise be entitled to with respect to the Series [A] [ ] Asset Group will be subordinated to the rights of the Class [A][ ]-1 Certificateholders. The rights of the Class [A][ ]-3 Certificateholders to receive distributions to which they would otherwise be entitled to with respect to the Series [A] [ ] Asset
                         Group will be subordinated to the rights of the Class
                         [A][ ]-1 and Class [A][ ]-2 Certificateholders.] [The rights of the Class [A]-2 and Class [A]-3
                         Certificateholders to receive distributions with respect to the Series [A] Asset Group to which they would otherwise be entitled to will also be subordinated to the rights of any Senior Certificates of subsequent Series to be issued by the Trust from time to time and which will be offered pursuant to related Prospectus Supplements to the extent described herein.] [The rights of the Class [ ]-2 and Class [ ]-3
                         Certificateholders to receive distributions with respect to the Series [ ] Asset Group to which they would otherwise be entitled to will also be subordinated to the rights of any Senior Certificates of a Series previously issued by the Trust and of any Senior Certificates of subsequent Series to be issued by the Trust from time to time and which will be offered pursuant to related Prospectus Supplements to the extent described herein.] This subordination is intended to enhance the likelihood of timely receipt by Class [A][ ]-1 Certificateholders of the full amount of interest and principal required to be paid to them, and to afford such Class [A][ ]-1 Certificateholders limited protection against losses in respect of the Tax
                         Exempt Securities. See "DESCRIPTION OF THE
                         CERTIFICATES - Subordination of the Class [A][ ]-2 and
                         Class [A][ ]-3 Certificates herein."

[Credit
Enhancement.........     Description of third party credit enhancement, if any,
                         available for the Certificates, including information with respect to the provider of such third party credit enhancement as set forth in the Prospectus.]

Special Prepayment
Considerations.......    The rate and timing of payments on the Certificates
                         will depend, among other things, on the rate and timing of principal payments on the Tax Exempt Securities and Additional Tax Exempt Securities. Such principal payments may be as a result of scheduled or unscheduled payments on the Tax Exempt Securities. Accordingly, the Certificates are subject to cash flow uncertainties.

                         [Insert description of prepayment provisions of the Tax Exempt Securities; Insert description of effect of prepayment provisions on rate and timing of prepayments of Certificates]

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------


Special Yield
Considerations......     The yield to maturity on the Certificates will depend,
                         among other things, on the rate and timing of payments on the Tax Exempt Securities and Additional Tax Exempt
                         Securities and the allocation thereof to reduce the Certificate Principal Balance of each Class.

                         The yield to maturity on each class of the Certificates will also depend on the Pass-Through Rate and the purchase price for such Certificates. In general, if a class of Certificates is purchased at a premium and principal distributions thereon occur at a rate faster than anticipated at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a class of Certificates is purchased at a discount and principal distributions thereon occur at a rate slower than that assumed at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase. The degree of yield volatility will depend upon the magnitude of the premium or the discount, as the case may be.

Federal Income Tax
Considerations......     In the opinion of Mintz, Levin, Cohn, Ferris, Glovsky
                         and Popeo, P.C., Tax Counsel to the [Company], (i) the
                         Trust will be treated as a partnership for federal income tax purposes, (ii) each Certificateholder will be treated as a member of such partnership and (iii) all amounts allocated to such Certificateholders that are attributable to payments of interest on Tax Exempt
                         Securities and Additional Tax Exempt Securities that are excludable from federal gross income will be excludable from the federal gross income of such Certificateholders. As specified herein, interest on the Tax Exempt Securities and Additional Tax Exempt
                         Securities may be subject to the federal alternative minimum tax. A Certificateholder's share of any allocable gain recognized on the sale, payment at maturity, or other disposition of Tax Exempt Securities and Additional Tax Exempt Securities will be includable in its gross income for federal income tax purposes. As a member of the partnership, each Certificateholder will be required to report on its federal income tax return its share of the income, expense, gain or loss of the Trust.

                         There are a number of material tax aspects of an investment in the Certificates. Prospective investors are urged to read the discussion contained under "Certain Federal Income Tax Consequences" herein and in the Prospectus.

Legal Investment....     Investors whose investment is subject to legal
                         restrictions should consult their own legal advisors to determine whether and to what extent the Certificates constitute legal investment for them. See "LEGAL
                         INVESTMENT."

Use of Proceeds.....     The net proceeds of the offering of the Certificates
                         will be used [to purchase the Tax Exempt Securities]
                         [to repay indebtedness which has been incurred to acquire the Tax Exempt Securities] [to establish the Reserve Fund] [to pay costs of structuring, guaranteeing, credit enhancing and issuing the Certificates] [Describe other purpose, if any,

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
                         relating to one or more of the foregoing]. See "USE OF PROCEEDS."

Ratings.............     It is a condition to the issuance of the Certificates
                         that __________ [ and _________] ([each, a] [the]
                         "Rating Agency" assign the [respective] rating[s] of ____ [and _____] to the Class [A][ ]-1 Certificates.
                         The ratings on the Certificates do not address [list any carve-outs].

                         A security rating should be evaluated independently of similar ratings of different types of security. A security rating does not address the effect of redemption or reinvestment rates on investors' yields. A rating is not a recommendation to buy, sell or hold Certificates and may be subject to revision or withdrawal at any time by the assigning rating organization. Each rating should be evaluated independently of any other rating. See "RISK FACTORS."

- -------------------------------------------------------------------------------

                                 RISK FACTORS

     In addition to the other information contained in this Prospectus Supplement and the Prospectus, investors should consider, among other things, the risk factors described below in connection with the purchase of the Class [A][ ]-1 Certificates offered hereby.



     CLASSIFICATION OF TRUST FOR FEDERAL INCOME TAX PURPOSES. Neither the Company nor the Trustee will seek any rulings from the Internal Revenue Service regarding the classification of the Trust as a partnership for federal income tax purposes rather than as an association taxable as a corporation. While the Company expects to receive an opinion of counsel that the Trust will be classified as a partnership, an opinion of counsel is not a legal determination and is not binding on the IRS. Moreover, an opinion of counsel is based on existing judicial and administrative interpretations of applicable law and regulations, all of which are subject to change. Therefore, there can be no assurance that the Trust will be treated as a partnership.

     Failure to comply with the constituent documents of the Trust may also result in the Trust being classified, for federal income tax purposes, as an association taxable as a corporation.

     If the Trust were classified as an association taxable as a corporation, among other things, the income, deductions and any credits of the Trust would have to be reported on its own tax return and could not be passed through to the holders of Certificates, the Trust would be subject to tax as a corporation and distributions by the Trust would not be treated as tax exempt interest, but be taxable as dividends in whole or in part.

     There are a number of material tax aspects of an investment in the Certificates. Prospective investors are urged to read "Certain Federal Income Tax Consequences" herein and in the Prospectus.



     [ASSET CONCENTRATION. The Trust Property of the Trust has a concentration level such that particular Tax Exempt Securities or Obligors with respect to any Tax Exempt Security would constitute more than 10% of the Trust Property. As a result, Certificates will be subject to credit risk greater than that usually encountered in asset-backed transactions or experienced by Certificates of a Series secured by Trust Property which is not concentrated, because the diversification of credit risk generally present in a non-concentrated asset pool will be diminished. The concentration level of the Trust Property is described under "THE TAX EXEMPT SECURITIES" herein. This Prospectus Supplement also provides or incorporates by reference financial information on the Obligor with respect to such Tax Exempt Securities.]


     [YIELD AND REDEMPTION CONSIDERATION. Describe any particular characteristics of the Tax Exempt Securities that would shorten the average life of the Certificates and could affect the yield of any Class of Certificates. See "CERTAIN YIELD AND PREPAYMENT CONSIDERATIONS" and "THE TAX EXEMPT SECURITIES."


     VOTING RIGHTS. Certificateholders have the right under the Trust Agreement to vote on certain matters. See "The Trust Agreement - Voting Rights." Holders of different Classes of Certificates may have conflicting voting interests. Potential investors in the Certificates should consider the allocation of voting rights herein in light of this consideration. Under the provisions of the Trust Agreement, a transferee of the Class [A][ ]-1 Certificates will become entitled to exercise voting rights as a Certificateholder only if it obtains the consent of the Trustor at the time of transfer, which consent may be withheld by the Trustor in its sole discretion.

     FORM OF CERTIFICATES. The Class [A][ ]-1 Certificates will be represented initially be a Global Certificate registered in the name of Cede & Co., as nominee for DTC, and will not be registered in the name of beneficial owners or their nominees. As a result, unless and until Physical Certificates are issued in the limited circumstances described herein, beneficial owners will not be recognized by the Trustee as "Certificateholders". Therefore, until such time, beneficial owners will be able to exercise the rights of a registered Certificateholder only indirectly through DTC participants and indirect participants (as defined). See "DESCRIPTION OF THE CERTIFICATES - Book-Entry Certificates.

     LIMITED NATURE OF RATINGS. It is a condition of issuance that the Class [A][ ]-1 Certificates be rated ___ [and ____] by _______ [and _______, respectively] based on the protection afforded by the subordination of the Class [A][ ]-2 and Class [A][ ]-3 Certificates. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning Rating Agency. In addition, a security rating does not address the frequency of principal payments on the Tax Exempt Securities or the corresponding effect on yield to investors. See "RATINGS."

     [Describe any particular risks or considerations concerning the Tax Exempt Securities.]

                           THE TAX EXEMPT SECURITIES

GENERAL

     The Tax Exempt Securities consist of __ issues of tax exempt securities, in the aggregate principal amounts, bearing interest at the rates, and maturing on the dates set forth in the table below:


           TAX           AGGREGATE                         FINAL
         EXEMPT          PRINCIPAL       INTEREST         MATURITY
       SECURITIES         AMOUNT           RATE             DATE
      ------------       ---------       --------         --------



      Total amount
      deposited under
      Trust Agreement:

     Appendix A to this Prospectus sets forth, in addition to the above
     ----------
information, the full names, the respective issuers and obligors (if applicable), the trustee or paying agent, the dates of issuance, the interest and principal payment dates, the redemption features, if any, and the CUSIP numbers of each issue of tax exempt securities making up the Tax Exempt Securities.]

     The Company has received the following price quotations with respect to the Tax Exempt Securities:

   TAX
  EXEMPT        PRICE PER $1,000 OF
SECURITIES        SUCH SECURITIES      TIME OF QUOTATION        SOURCE
- ----------      -------------------    -----------------        ------




Such quotations were obtained from ____________________, who is [not] affiliated with the Company. The Company believes that there is [an] [no] active secondary market in the Tax Exempt Securities [but the Company believes that the price quotations listed above accurately reflect the market prices of such Tax Exempt Securities].

     [The Tax Exempt Securities were purchased in [an] arms-length transaction[s] from persons unaffiliated with the Issuer of the Tax Exempt Securities or its underwriters.] [The Tax Exempt Securities were purchased in [an arms-length] transaction[s] from __________________, an affiliate of [the underwriter] [the Company].] [The Tax Exempt Securities were purchased in [an] arms-length transaction[s] from persons unaffiliated with the Issuer of the Tax Exempt Securities or its underwriters in exchange for [all] [a portion] of the [Certificates] [Class [A][ ]-1 Certificates]. [Describe pricing/calculation utilized for such exchange.]]

     The Tax Exempt Securities will be held by the Trustee for the Certificateholders as [book-entry credits to an account of the Trustee at DTC] [as ___________].

     Set forth in tabular form below with respect to each of the Tax Exempt Securities is the title of the Tax Exempt Security, indicating the identity and location of the Issuer; the date of the Tax Exempt Security; the rating assigned to the Tax Exempt Security as of the date of this Prospectus Supplement; the principal balance of the Tax Exempt Security expected to be deposited in the Trust on the Closing Date; the percentage of the Trust as of the Closing Date represented by such principal balance of the Tax Exempt Security; the stated coupon rate of interest borne by the Tax Exempt Security; the maturity date of the Tax Exempt Security; the first date on which the Tax Exempt Security may be redeemed pursuant to the [sinking fund] redemption schedule applicable to the Tax Exempt Security; [the first date after the Closing Date on which the Issuer of the Tax Exempt Security may exercise its right of optional redemption with respect to the Tax Exempt Security (the "First Optional Call Date") and the redemption price for that date;] [the percentage of the Trust as of the Closing Date represented by Tax Exempt Securities that are optionally redeemable within [specified years]]; and [whether the interest payable on the Tax Exempt Security is an item of tax preference for purposes of computing the federal alternative minimum tax, according to the opinion rendered at the time of original issuance of the Tax Exempt Security by bond counsel and/or special tax counsel to the Issuer of the Tax Exempt Security].

                                                          TAX
TITLE OF                                                EXEMPT
 TAX                                   PERCENTAGES OF  SECURITY             SINKING    FIRST OPTIONAL
EXEMPT      DATED  CURRENT  PRINCIPAL   INITIAL POOL   INTEREST  MATURITY     FUND       CALL DATE
SECURITY    DATE   RATING    AMOUNT       BALANCE        RATE      DATE    REDEMPTION   AND PRICE(2)      AMT STATUS(3)
- ----------  -----  -------  ---------  --------------  --------  --------  ----------  --------------     ----------

                   (1)



_________________________

(1) Neither the Company nor the Underwriter[s] make[s] any representations as to the meanings of such rating. Any explanation of the rating must be obtained from the assigning rating organization upon written request to such rating organization. A security rating is not a recommendation to buy, hold or sell securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

[(2) Each Tax Exempt Security continues to be redeemable at declining prices thereafter, but not below par.]

[(3) Indicates whether interest payable on the Tax Exempt Security is required to be treated as a tax preference item for both individuals and corporations for purposes of computing the federal alternative minimum tax. All interest on the Tax Exempt Securities will be included in the adjusted current earnings of certain corporations for purposes of calculating the alternative minimum tax imposed on such corporations.]

     The following table sets forth, for the Tax Exempt Securities, the outstanding par amount of the Tax Exempt Security that is to be deposited into the Trust, the outstanding par amount of all Tax Exempt Securities issued as part of the same bond issue and that have the same maturity and the outstanding par amount of all Tax Exempt Securities issued as part of the same bond issue.

                      OUTSTANDING PAR        OUTSTANDING PAR
                         AMOUNT OF           AMOUNT OF TOTAL    OUTSTANDING PAR AMOUNT OF
                        TAX EXEMPT              TAX EXEMPT          TOTAL TAX EXEMPT
 TITLE OF BOND   SECURITY TO BE DEPOSITED   SECURITY MATURITY         SECURITY ISSUE
 -------------   ------------------------   -----------------   -------------------------




   [Discussion of concentration level of Trust Property.]

REDEMPTION OF TAX EXEMPT SECURITIES

     [Specific redemption provisions to be set forth]

SECURITY FOR THE TAX EXEMPT SECURITIES

     The Tax Exempt Securities are secured principally by the [insert description of security].

[Name of Tax Exempt Securities]

     The following discussion relates to the Security securing the [name of Tax Exempt Securities].

     [copy to follow]

[Name of Tax Exempt Securities]

     [the discussion above will be repeated for each series of Tax Exempt Securities]

OBLIGORS ON TAX EXEMPT SECURITIES

     [The obligation of the Conduit Issuer[s] with respect to the Tax Exempt Securities is non-recourse and is limited to amounts received in connection with the repayment of the loan of proceeds of the Tax Exempt Securities from the Conduit Issuer to the borrower or borrowers thereof (the "Obligor") [and, if applicable, any refunding or cross-calling [to be described based on the specific characteristics of the Tax Exempt Securities]] and will not be payable from general funds or assets of the Conduit Issuer. Accordingly, financial information concerning the Conduit Issuer[s] of the Tax Exempt Securities has not been included in this Prospectus Supplement.] [Because no single underlying Conduit Tax Exempt Security or Obligor with respect to any Tax Exempt Security constitutes 10% or more of the Trust Property, no financial information concerning the underlying Obligor[s] with respect to the Conduit Tax Exempt Securities has been included in this Prospectus Supplement.] [Because one or more underlying Conduit Tax Exempt Securities or Obligors with respect to any Tax Exempt Security constitute 10% or more of the Trust Property, financial information concerning the underlying Obligor[s] has been included in this Prospectus Supplement.]

     [Because no single underlying Revenue Tax Exempt Security or Governmental Tax Exempt Security constitutes 10% or more of the Trust Property, no financial information concerning the Revenue Bond Issuer or the Governmental Issuer, respectively, has been included in this Prospectus Supplement.]


                        DESCRIPTION OF THE CERTIFICATES

GENERAL

     The Tax Exempt Securities Trust Certificates, Multi-Class Series [A][ ] will consist of the following classes of Certificates: the Class [A][ ]-1 Certificates, Class [A][ ]-2 Certificates, and Class [A][ ]-3 Certificates. The Class [A][ ]-2 and Class [A][ ]-3 Certificates will be placed with institutional or other investors and are not being offered by this Prospectus Supplement. Each Certificate evidences the right to receive principal, premium, if any, and interest payments on the Tax Exempt Securities included in the Series [A][ ]Asset Group and certain payments with respect to Additional Tax Exempt Securities constituting one or more separate Asset Groups held or to be held by the Trust due after the Cut-Off Date (as defined) all as more fully described herein. [The rights of the Class [A][ ]-2 Certificateholders to receive distributions with respect to the Series [A][ ] Asset Group will be subordinated to the rights of the Class [A][ ]-1 Certificateholders, and the rights of the Class [A][ ]-3 Certificateholders to receive such distributions will be subordinated to the rights of the Class [A][ ]-1 and Class [A][ ]-2 Certificateholders to the extent described herein.] [The rights of the Class [A]-2 and Class [A]-3 Certificateholders to receive distributions with respect to the Series [A] Asset Group will also be subordinated to the rights of any Senior Certificates of subsequent Series to be issued by the Trust from time to time and which will be offered pursuant to related Prospectus Supplements to the extent described herein.] [The rights of the Class [ ]-2 and Class [ ]-3 Certificateholders to receive distributions with respect to the Series [ ] Asset Group will also be subordinated to the rights of any Senior Certificates of a Series previously issued by the Trust and of any Senior Certificates of subsequent Series to be issued by the Trust from time to time and which will be offered pursuant to related Prospectus Supplements to the extent described herein.]

     In connection with the deposit of Additional Tax Exempt Securities to the Trust constituting one or more separate Asset Groups therein, the Trust will issue one or more related Series of Certificates, each with a Senior, Mezzanine and Subordinate Class. The Senior Class of any such Series will be offered by means of the Prospectus and a separate related Prospectus Supplement. None of the Certificates of any Class of such Series is being offered by this Prospectus Supplement. The total aggregate Certificate Principal Balance (as defined) of all of the Certificates of all Series issued or to be issued by the Trust will
not exceed $[          ].  The respective aggregate Certificate Principal
Balance of each Class within a Series that will be so issued will be calculated so that (i) no Rating Agency will, as a result of such issuance, downgrade the rating on any outstanding Class of Certificates of any Series and (ii) the ratio of Senior Certificates to Subordinate Certificates will not be less than [ ] to [ ].

     The Certificates will be issued pursuant to the Trust Agreement in denominations of $[5,000] and integral multiples of $[5,000] in excess thereof (the "Initial Amount") in the case of the Class [A][ ]-1 Certificates and $[100,000] and integral multiples of $[1,000] in excess thereof in the case of the Class [A][ ]-2 and Class [A][ ]-3 Certificates; provided, however, that one certificate of each Class may be issued in such other amount as is necessary to include the remainder of such Class. The Class [A][ ]-1 Certificates will be initially represented by one or more Global Certificates (as defined) registered in the name of Cede & Co., as nominee of The Depository Trust Company, New York, New York ("DTC"). The interests of beneficial owners of the Class [A][ ]-1 Certificates will be represented by book entries on the records of participating members of DTC. Physical Certificates (as defined) representing the Class [A][ ]-1 Certificates will be available only under certain limited circumstances.

     The Certificates will have an aggregate initial Certificate Principal Balance of $[ ]. The Class [A][ ]-1 Certificates will have an initial Certificate Principal Balance of $[ ], the Class [A][ ]-2 Certificates will have an initial Certificate Principal Balance of $[ ] and the Class [A][ ]-3 Certificates will have an initial Certificate Principal Balance of $[ ]. The Certificate Principal Balance shall mean, with respect to any Certificate, on any date of determination, an amount equal to (a) the Initial Amount (as defined) thereof minus (b) the sum of (i) the aggregate of all amounts in respect of principal of such Certificate (or any predecessor Certificate) distributed to the Holder thereof prior to that date and (ii) the aggregate of all losses allocated to such Certificate (or any predecessor Certificate) as described herein.

     Payments of the principal of and premium, if any, and interest on the Tax Exempt Securities and certain payments with respect to any Additional Tax Exempt Securities will be the sole source of payments on the Certificates. Neither the Trustee nor the Company (except as set forth herein) will be responsible for the payments due on the Certificates, except that the Trustee will be required to apply all payments received in respect of the Tax Exempt Securities to the Certificates to which they relate without making any deduction, other than administrative expenses and any applicable tax or other governmental charge.

BOOK-ENTRY REGISTRATION

     The Class [A][ ]-1 Certificates will be issued in the form of one "Global Certificate." The Global Certificate will be deposited on the date of the closing of the sale of the Certificates offered hereby (the "Closing Date") with, or on behalf of, DTC and registered in the name of a nominee of DTC.

     The Global Certificates. Pursuant to procedures established by DTC (i) upon deposit of the Global Certificate, DTC will credit the accounts of persons who have accounts with DTC ("participants") or persons who hold interests through participants designated by the Initial Purchaser with portions of the Global Certificate which shall be comprised of the corresponding respective principal amount of the Global Certificates and (ii) ownership of the Certificates will be shown on, and the transfer of ownership thereof will be effected only through, records maintained by DTC or its nominee

(with respect to interests of participants) and the records of participants (with respect to interests of persons other than participants).
Certificateholders may hold their interests in the Global Certificates directly through DTC if they are participants in such system, or indirectly through organizations which are participants in such system.

     So long as DTC, or its nominee, is the registered owner or holder of the Certificates, DTC or such nominee will be considered the sole owner or holder of the Certificates represented by the Global Certificate for all purposes under the Trust Agreement. No beneficial owner of an interest in the Global Certificates will be able to transfer such interest except in accordance with DTC's applicable procedures, in addition to those provided for under the Trust Agreement with respect to the Certificates.

     Payments of the principal of and interest on the Global Certificate will be made to DTC or its nominee, as the case may be, as the registered owner thereof. None of the Company, the Trustee nor the Underwriter[s] will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in the Global Certificate or for maintaining, supervising or reviewing any records relating to such beneficial ownership interest.

     DTC or its nominee, upon receipt of any payment of the principal of and interest on the Global Certificate, will credit participants' accounts with payments in amounts proportionate to their respective beneficial interests in the principal amount of such Global Certificate as shown on the records of DTC or its nominee. Payments by participants to owners of beneficial interests in any such Global Certificates held through such participants will be governed by standing instructions and customary practice, as is now the case with securities held for the accounts of customers registered to the names of nominees for such customers. Such payments will be the responsibility of such participants.

     Transfers between participants in DTC will be effected in the ordinary way in accordance with DTC rules and will be settled in clearinghouse funds. If a holder requires physical delivery of a Certificates ("Physical Certificates") for any reason, including to sell Certificates to persons in states which require physical delivery of such securities or to pledge such securities, such holder must transfer its interest in the applicable Global Certificate in accordance with the normal procedures of DTC and including, with respect to the Certificates, with the procedures set forth in the Trust Agreement.

     DTC has advised the Company that it will take any action permitted to be taken by a holder of Certificates (including the presentation of Certificates for exchange as described below) only at the direction of one or more participants to whose account interests in the applicable Global Certificate is credited and only in respect of such portion of the aggregate principal amount of Global Certificates as to which such participant or participants has or have given such direction.

     DTC has advised the Company as follows: DTC is a limited purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "Clearing Agency" registered pursuant to the provisions of
Section 17A of the Securities Exchange Act of 1934, as amended. DTC was created to hold securities for its participants and facilitate the clearance and settlement of securities transactions between participants through electronic book-entry changes in accounts of its participants, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, banks, trust companies and clearing corporations and certain other organizations. Indirect access to the DTC system is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly ("indirect participants").

     Although DTC has agreed to the foregoing procedures in order to facilitate transfers of interests in the Global Certificates among participants of DTC, it is under no obligation to perform such procedures, and such procedures may be discontinued at any time. Neither the Company nor the Trustee will have any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

     Physical Certificates. If DTC is at any time unwilling or unable to continue as a depositary for any Global Certificate and a successor depositary is not appointed by the [Company] within 90 days, Physical Certificates will be issued in exchange for the Global Certificates.

AVAILABLE DISTRIBUTION AMOUNT


     The "Available Distribution Amount" for any Distribution Date is equal to the aggregate of all (i) payments of principal, premium (if any) and interest made with respect to the Tax Exempt Securities and (ii) all payments of principal and premium, if any (but not interest), made with respect to Additional Tax Exempt Securities included in any other Asset Group held or to be held by the Trust and received by the Trustee after the preceding Determination Date (or, in the case of the initial Distribution Date, the Cut-Off Date) on or prior to the related Determination Date (whether due to scheduled payments, scheduled or unscheduled redemptions or otherwise) less any administrative expenses [describe particular administrative expenses, including surveillance fee, if any] incurred by the Trust since the preceding Determination Date. With respect to any Distribution Date, the "Determination Date" is the day that is __ business days prior to such Distribution Date.

DISTRIBUTIONS ON THE CERTIFICATES

     Distributions of principal and interest on the Certificates will be made by the Trustee (or its duly appointed paying agent, if any) directly to holders of Certificates in accordance with the procedures set forth in the Trust Agreement and summarized herein. Interest and principal payments will be made on each Distribution Date. Such payments will be made to holders in whose names the Certificates were registered at the close of business as of the second Business Day next preceding the Distribution Date (the "Record Date"). Distributions will be made by wire transfer in immediately available funds for the account of each holder whose initial Certificate Principal Balance is not less than $________ and who has provided appropriate wire instructions to the Trustee, and to every other holder, by check mailed to the address of such holder as it appears on the certificate register. The final payment on any Certificate (whether a Physical Certificate or a Global Certificate) will be made only upon presentation and surrender of such Certificate at the offices of the Trustee or its agent or such office or agency as is specified in the notice of final distribution to holders of Certificates being retired.

     Interest

     Holders of each Class of Certificates will be entitled to receive on each Distribution Date, to the extent of the Available Distribution Amount for such Distribution Date, interest distributions in an amount equal to the Accrued Certificate Interest on such Class.

     With respect to any Distribution Date, for each Class of Certificates, "Accrued Certificate Interest" will be equal to interest accrued during the related Interest Accrual Period on the Certificate Principal Balance of the Certificate of such Class at the related Pass-Through Rate; provided however, that in the case of the Class [A][ ]-3 Certificates, Accrued Certificate Interest will be equal to the residual portion of the Available Distribution Amount allocable to interest on the Tax Exempt Securities after the Accrued Certificate Interest with respect to all other Classes of Certificates has been distributed. The Certificate Principal Balance shall mean, with respect to any Certificate, on any date of determination, an amount equal to (a) the Initial Amount thereof minus (b) the sum of (i) the aggregate of all amounts in respect of principal of such Certificate (or any predecessor Certificate) distributed to the Holder thereof prior to that date and (ii) the aggregate of all losses allocated to such Certificate (or any predecessor Certificate) as described herein.

     [The "Interest Accrual Period" for any Distribution Date will be the six-month period preceding such Distribution Date.] The initial Interest Accrual Period for the Certificates is the period from _________________ through ______________. Notwithstanding the foregoing, the distributions of interest on any Distribution Date for all classes of Certificates will reflect interest accrued, and receipt with respect thereto, on the Tax Exempt Securities for the preceding accrual period thereon, as may be reduced by any shortfalls in the collections of payments as described below.

     Principal

     Holders of each Class of Certificates will be entitled to receive on each Distribution Date, in the manner and priority set forth herein, to the extent of the portion of the Available Distribution Amount remaining after Accrued Certificate Interest has been distributed to Certificateholders, a distribution allocable to principal which will, as more fully described herein, include the scheduled payments due on the Tax Exempt Securities and any Additional Tax Exempt Securities and the portion of any unscheduled collections, including redemption proceeds and premium, if any.

SUBORDINATION OF THE CLASS [A][ ]-2 AND CLASS [A][ ]-3 CERTIFICATES

     [The rights of the Class [A][ ]-2 Certificateholders to receive distributions to which they would otherwise be entitled to with respect to the Series [A] [ ] Asset Group will be subordinated to the rights of the Class [A] [ ]-1 Certificateholders. The rights of the Class [A][ ]-3 Certificateholders to receive distributions to which they would otherwise be entitled to with respect to the Series [A] [ ] Asset Group will be subordinated to the rights of the Class [A][ ]-1 and Class [A][ ]-2 Certificateholders.] [The rights of the Class [A]-2 and Class [A]-3 Certificateholders to receive distributions with respect to the Series [A] Asset Group to which they would otherwise be entitled to will also be subordinated to the rights of any Senior Certificates of subsequent Series to be issued by the Trust from time to time and which will be offered pursuant to related Prospectus Supplements to the extent described herein.] [The rights of the Class [ ]-2 and Class [ ]-3 Certificateholders to receive distributions with respect to the Series [ ] Asset Group to which they would otherwise be entitled to will also be subordinated to the rights of any Senior Certificates of a Series previously issued by the Trust and of any Senior Certificates of subsequent Series to be issued by the Trust from time to time and which will be offered pursuant to related Prospectus Supplements to the extent described herein.]

[CREDIT ENHANCEMENT

     Description of third party credit enhancement, if any, available for the Certificates, including information with respect to the provider of such third party credit enhancement as set forth in the Prospectus.]

ALLOCATION OF LOSSES

     Immediately after each payment date with respect to the Tax Exempt Securities, the Trustee shall determine the total amount of losses, if any, incurred with respect to the Tax Exempt Securities and any Additional Tax Exempt Securities, and the portion of such losses attributable to principal of the Tax Exempt Securities or the Additional Tax Exempt Securities and the portion thereof attributable to interest on the Tax Exempt Securities.

     Such losses shall be allocated first, to the Class [A][ ]-3 Certificates, and within such Class, pro rata among Class [A][ ]-3 Certificateholders, on the basis of their outstanding Class [A][ ]-3 Certificate Principal Balance, to reduce their respective outstanding Certificate Principal Balances by the amount so allocated in the case of an allocation of the principal portion of a loss or based on the Accrued Certificate Interest thereon in the case of an allocation of the interest portion of a loss; second, to the Class [A][ ]-2 Certificates, and within such Class, pro rata among Class [A][ ]-2 Certificateholders, on the basis of their outstanding Class [A][ ]-2 Certificate Principal Balance, to reduce their respective outstanding Certificate Principal Balances by the amount so allocated in the case of an allocation of the principal portion of a loss or based on the Accrued Certificate Interest thereon in the case of an allocation of the interest portion of a loss; and third, to the Class [A][ ]-1 Certificates, and within such Class, pro rata among Class [A][ ]-1 Certificateholders, on the basis of their outstanding Class [A][ ]-1 Certificate Principal Balance, to reduce their respective outstanding Certificate Principal Balances by the amount so allocated in the case of an allocation of the principal portion of a loss or based on the Accrued Certificate Interest thereon in the case of an allocation of the interest portion of a loss. Such losses will be deemed to have been allocated on any Distribution Date prior to the distribution of principal on such Distribution Date.

                      YIELD AND REDEMPTION CONSIDERATIONS

GENERAL

     The yield to maturity and the aggregate amount of distributions on the Certificates will be affected by the rate and timing of principal payments on and redemption of the Tax Exempt Securities included in the Series [A][ ] Asset Group and of the Additional Tax Exempt Securities included in other Asset Groups held by the Trust. The timing of changes in the rate of redemptions of such Tax Exempt Securities and Additional Tax Exempt Securities may, and the timing of losses will, significantly affect the yield to an investor, even if the average rate of principal payments experienced over time is consistent with an investor's expectation. Since the rate and timing of principal payments on the Tax Exempt Securities and on the Additional Tax Exempt Securities will depend on future events and on a variety of factors (as described more fully herein) no assurance can be given as to such rate or the timing of principal payments of the Certificates.

     [Insert description of specific redemption and/or default provisions of Tax Exempt Securities and potential effect on yield on and repayments of Certificates].

     [Because the Pass-Through Rates on the Certificates are fixed, such rates will not change in response to changes in market interest rates.]

     The yield to maturity of the Certificates will depend on the price paid by the holders of the Certificates and the related Pass-Through Rate. The extent to which the yield to maturity of a Certificate is sensitive to redemptions of the Tax Exempt Securities and Additional Tax Exempt Securities will depend, in part, upon the degree to which it is purchased at a discount or premium. In general, if a class of Certificates is purchased at a premium and principal distributions thereon occur at a rate faster than anticipated at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a class of Certificates is purchased at a discount and principal distributions thereon occur a rate slower than that assumed at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase. The magnitude of the change will depend upon the amount of premium or discount, as the case may be, and the rate of prepayment.

WEIGHTED AVERAGE LIFE OF CERTIFICATES

     Weighted average life refers to the average amount of time that will elapse from the date of issuance of a security to the date of distribution to the investor of each dollar distributed in reduction of principal of such security (assuming no losses). The weighted average life of the Certificates will be influenced by, among other things, the rate at which principal of the Tax Exempt Securities and Additional Tax Exempt Securities is paid and the rate at which the Tax Exempt Securities and Additional Tax Exempt Securities are redeemed.

     The assumed final Distribution Date with respect to each class of the Certificates is _______ __, ___, which is the Distribution Date immediately following the latest scheduled maturity date of the Tax Exempt Securities and any Additional Tax Exempt Securities. No event of default, change in the priorities for distribution among the various classes or other provisions under the Trust Agreement will arise or become applicable solely by reason of the failure to retire the entire Certificate Principal Balance of any Class of Certificates on or before its assumed final Distribution Date.

     The weighted average life of the Class [A][ ]-1 Certificates is __________.

                                  THE COMPANY

     The Company is a wholly owned subsidiary of Tucker Anthony Holding Corporation. Tucker Anthony Incorporated, which may act as underwriter of this offering, is also a wholly owned subsidiary of Tucker Anthony Holding Corporation. The Company was incorporated in the State of Delaware on September 28, 1983. The Company's sole business will be to act as the depositor of Tax Exempt Securities into Trusts formed to issue certificates such as the Certificates and otherwise to act as Trustor as described herein. Prior to the filing of the Registration Statement of which the Prospectus is a part, the Company had limited business activity, unrelated to its activities as described in the Prospectus and this Prospectus Supplement. The principal executive office of the Company is located at One Beacon Street, Boston, Massachusetts 02108 and its telephone number is (617) 725-2487.


                              THE TRUST AGREEMENT

     The discussion of the terms of the Trust Agreement contained herein is limited in scope. Investors should review the discussion contained in the Prospectus under the heading "THE TRUST AGREEMENT." In addition, a copy of the Trust Agreement will be filed with the Securities and Exchange Commission by the Company in a Form 8-K within fifteen days of the initial offering of the Class [A][ ]-1 Certificates.

     The Company will provide a prospective or actual Certificateholder without charge, on written request, a copy of the Trust Agreement. Requests should be addressed to Secretary, T.A. of Delaware, Inc., One Beacon Street, Boston, Massachusetts 02108.

VOTING RIGHTS ON CERTIFICATES

     Each Certificate will be allocated voting rights for purposes of certain actions that may be taken pursuant to the Trust Agreement. ____% of all voting rights will be allocated to the Class [A][ ]-1 Certificates in proportion to their Percentage Interests. ____% of all voting rights will be allocated to the Class [A][ ]-2 Certificates in proportion to their Percentage Interests. ____% of all voting rights will be allocated to the Class [A][ ]-3 Certificates in proportion to their Percentage Interests. Under the provisions of the Trust Agreement, a transferee of the Class [A][ ]-1 Certificates will become entitled to exercise voting rights as a Certificateholder only if it obtains the consent of the Trustor at the time of transfer, which consent may be withheld by the Trustor in its sole discretion. [Voting Rights of Third Party Credit Provider.]

VOTING ON TAX EXEMPT SECURITIES

     Under the Trust Agreement, [the holders of the [Class [A][ ]-2] [Class [A] [ ]-3] Certificates] [other designated Class of Certificateholders] [the Trustor or different entity] will be entitled to take any action or exercise any remedy with respect to the Tax Exempt Securities, subject to the limitations set forth in the Trust Agreement.

     The Trustee is not to take any action as the nominal holder or holder of any of the Tax Exempt Securities, either alone or as a part of a group of holders of such Tax Exempt Securities, except in accordance with the affirmative direction of [the holders of the [Class [A][ ]-2] [Class [A][ ]-3] Certificates] [other designated Class of Certificateholders] [the Trustor or different entity].

DEFAULT ON TAX EXEMPT SECURITIES

     The Trustee will use its best reasonable efforts to collect all payments due with respect to the Tax Exempt Securities and, consistent therewith, will follow such normal and customary procedures as it shall deem necessary or desirable.

     If the Issuer defaults on the payment of interest or principal and premium, if any, on any Tax Exempt Security, the Trustee shall promptly give notice to the registered holders of the applicable Certificates. Such notice shall set forth

(a) the identity of the issue of Tax Exempt Securities, (b) the date and nature of such default, (c) the amount of the interest or principal in default, (d) the identifying numbers of the Interest-Only Certificates or Certificates or any combination, as the case may be, evidencing the interest or principal described above in clause (c), and (e) any other information which the Trustee may deem appropriate.

CERTAIN LIABILITIES

     The Company will be liable without limitation for all debts and obligations of, and claims against, the Trust; provided, however, that the Company shall not be responsible for the payment to holders or beneficial owners of Certificates of any amount which represents, directly or indirectly, principal, interest or premium on the Tax Exempt Securities.

CERTAIN COVENANTS

     The [Company] [other entity acting as managing certificateholder] now has and shall continue to have during the term of the Trust Agreement the "Company's Required Interest" which term shall mean that, so long as the aggregate Certificate Principal Balance of the Certificates exceeds $____________, an aggregate interest at all times in each material item of income, gain, loss, deduction and credit derived from the arrangement evidenced by the Certificates of not less than 1% multiplied by the result obtained by dividing $____________ by the aggregate Certificate Principal of the Certificates (but in no event less than two-tenths of one percent) and if and so long as the aggregate Certificate Principal Certificates equals or is less than $____________ of an aggregate interest in each such material item of income, gain, loss, deduction and credit of not less than 1%. As described in the Trust Agreement, the Certificates representing the Company's Required Interest shall not be transferred by the Company and shall bear a legend to that effect.

     The holders and beneficial owners of Certificates acknowledge and agree, pursuant to the Trust Agreement, that the Trust shall be deemed a partnership for income tax purposes but the Trust does not constitute a partnership for any other purpose.

THE TRUSTEE

     The Trust Agreement provides that the Trustee will incur no liability to any Certificateholder if, by reason of any provision of any present or future law, or regulation thereunder, of any governmental authority, or by reason of any natural disaster or war or other circumstance beyond its control, the Trustee is prevented from doing or performing any act or thing which the terms of the Trust Agreement provide should be done or performed.

     The Trust Agreement provides that the Trustee will assume no obligation and shall not be subject to any liability to holders of Certificates in the performance of its duties, other than by reason of willful misconduct, bad faith or gross negligence. The Trustee will not be under any obligation to take any action which may tend to involve it in any expense or liability, the payment of which within a reasonable time is not, in its reasonable opinion, assured to it. The Trustee may own and deal in Tax Exempt Securities, in obligations of the same issue and maturity as the Tax Exempt Securities and in the Certificates, as though it were not the Trustee under the Trust Agreement.

     The Trustee is required at all times to maintain a fidelity bond or other insurance (which may be self-insurance) in reasonable form and amount to protect against loss due to dishonest or fraudulent action by its employees in connection with its obligations under the Trust Agreement.

     The Trustee is allowed at any time to resign as Trustee by written notice of its election to do so, and such resignation shall take effect upon the appointment of a successor Trustee, subject to the terms and conditions of the Trust Agreement. If at any time the Trustee becomes incapable of acting or is adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property is appointed, or any public officer takes charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then any holder of a Certificate may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     In any case at any time the Trustee notifies the Company that it elects to resign as Trustee, the Company [other entity acting as managing certificateholder] is required, within 45 days after the delivery of the notice of resignation or removal, to appoint a successor Trustee, which is to be a commercial bank or trust company having its principal office in the United States of America and having a combined capital and surplus of at least $50,000,000. If no successor Trustee has been appointed as successor Trustee within 45 days after the Trustee has given written notice of its election to resign, the Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     Any corporation or association into or with which the Trustee may be merged, consolidated or converted will be the successor of such Trustee without the execution or filing of any document or any further act.

TRUSTEE FEES

     The Trustee is entitled to receive an annual fee (the "Trustee Fee") equal to 0.___% per annum (the "Trustee Fee Rate") on the aggregate Certificate Principal Balance of the Certificates then outstanding. The Trustee Fee is designed to compensate the Trustee for the performance of all of its duties under the Trust Agreement.

AMENDMENTS

     The Trust Agreement may be amended at any time and from time to time by agreement between the Company and the Trustee, for any purpose and in respect of which they may deem necessary or desirable, without the consent of any of the Certificateholders, if (i) the Trustee determines that such amendment will not adversely affect the interests of any Certificateholders and (ii) the Trustee has received an opinion of appropriate special tax and securities counsel to the effect that such amendment would not result in the withdrawal of or modification of the conclusions of, any opinion previously delivered by such counsel in connection with the Certificates.

TERMINATION EVENTS

     Upon the occurrence of any of the following (herein called "Termination Events"):

          (a) the Trustee shall fail to distribute to any Certificateholders any distribution required to be made under the terms of the Trust Agreement and such failure shall continue unremedied for five days;

          (b) the Company shall consent to the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding of or relating to the Company or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or for the winding up or liquidation of its affairs, shall have been entered against the Company or the Company shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment to the benefit of its creditors or voluntarily suspend payment of its obligations;

          (c) the Company [other entity acting as managing certificateholder] shall cease to be a party to the Trust Agreement or a failure of the Company to maintain the Company's Required Interest; or

          (d) it becomes necessary to register the Trust as an "investment company" under the Investment Company Act of 1940, as amended;

the Trustee shall notify each registered Certificateholder of the occurrence of such Termination Event as soon as practicable after it obtains knowledge thereof. The Certificateholders representing at least 66% of the voting rights of Certificates affected by a Termination Event may waive such Termination Event or default; provided, however, that a Termination Event under section (a) above may only be waived by all of the Certificateholders. Upon any such waiver, such Termination Event or default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other Termination Event or default not shall impair any right consequent thereon except to the extent expressly waived. Unless a Termination Event is waived by the requisite number of Certificateholders, as soon as is commercially practical, after the giving of such notice, the Trustee shall sell the Tax Exempt Securities to the highest bidder in an auction, subject only to the requirement that at least one bid is received from a person that is not an affiliate of the Company. The proceeds of such a sale or, if no such bids are received, the assets of the Trust shall be distributed on the next Distribution Date to the Certificateholders pro rata based on the outstanding Certificate Principal Balances of the Certificates they hold.

TERM OF EFFECTIVENESS

     Except as provided below, the Trust Agreement is to remain in effect until the date upon which all of the Tax Exempt Securities have been paid in full at the maturity or early redemption thereof or receipt of a final payment thereon, and the payments on such Tax Exempt Securities has been distributed to holders of Certificates in accordance with the Trust Agreement. The discharge of any indenture or other document related to any of the Tax Exempt Securities will not result in a termination of the Trust Agreement. The Trust Agreement shall terminate with the consequences set forth above under "--Termination Events" upon the occurrence of any Termination Event unless such Termination Event shall have been waived as described above.


                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     In the opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., Boston, Massachusetts, tax counsel to the Company ("Tax Counsel"), the arrangement among the holders of the Certificates evidenced by the Trust Agreement will be classified as a partnership for federal income tax purposes. Consequently, each Certificateholder will be treated as a member of such partnership, and all amounts allocated to Certificateholders that are attributable to payments of interest on the Tax Exempt Securities and Additional Tax Exempt Securities that are excludable from federal gross income will be excludable from the federal gross income of the Certificateholders. The foregoing opinions are based upon and subject to the discussion set forth below.

BASIS OF OPINION

     The opinion of Tax Counsel and the tax consequences described herein are based upon an analysis of existing laws, regulations, rulings and court decisions, including the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and cover certain matters not directly addressed by such authorities. The Internal Revenue Service (the "IRS") has not yet issued any regulations or rulings under certain of the provisions of the Code discussed below and the opinion and tax consequences described herein are subject to and may be modified by the eventual issuance of such regulations and rulings. No rulings will be sought or obtained from the IRS regarding the classification of the Trust as a partnership for federal income tax purposes or any other aspect of the tax consequences described herein. In addition, there is no assurance that any such rulings could be obtained or that the IRS will agree with the conclusions expressed herein. The following discussion does not purport to discuss all federal income tax consequences that may be applicable to particular categories of investors, some of which may be subject to special rules. Therefore, potential purchasers should consult their own tax advisors prior to purchasing Certificates.

     On the date of initial issuance and delivery of the underlying Tax Exempt Securities, __________________ (respectively, "Bond Counsel"), rendered its opinion to the effect that, under existing laws, interest on the Tax Exempt Securities is [(i)] excludable from gross income for federal income tax purposes [and (ii) exempt from ___________________ State [and local] income taxes]. See ["Tax Exemption"] in the Official Statements attached as Appendix B to this
                                                         ----------
Prospectus Supplement. In rendering its opinions, Tax Counsel has not independently verified the opinion of Bond Counsel. Rather, Tax Counsel has assumed the continuing correctness of such opinion, continuing compliance with the requirements of the Code that must be met after the issuance of the Tax Exempt Securities in order that interest not be included in gross income for federal income tax purposes, and that no circumstances have occurred that would adversely affect the exclusion from gross income for federal income tax purposes of interest on the Tax Exempt Securities as described in the opinions of Bond Counsel. Additionally, Tax Counsel has not undertaken to determine or to inform Certificateholders whether such circumstances have occurred or if they do occur or intervene in the future.

TAX STATUS OF THE TRUST ARRANGEMENT

     The opinion of Tax Counsel as to classification of the Trust as a partnership for federal income tax purposes is based principally on Section 301.7701-2 of the Treasury Regulations, which provides that an unincorporated organization generally shall not be classified as an association taxable as a corporation unless such association has more than two of the corporate characteristics of continuity of life, centralization of management, limited liability and free transferability of interests.

     The Trust Agreement provides that the Tax Exempt Securities will be sold, the proceeds will be distributed to Certificateholders and the Trust will terminate if the Company [other entity acting as managing certificateholder] ceases to hold its Minimum Required Interest (set forth in the Trust Agreement) or an act of bankruptcy occurs with respect to the Company [other entity acting as managing certificateholder]; accordingly, the Trust will lack the corporate characteristic of continuity of life. The Trust Agreement provides that a transferee of Certificates of certain classes will become entitled to exercise voting rights as a Certificateholder only if it obtains the consent of the Company [other entity acting as managing certificateholder] at the time of transfer, which consent may be withheld by the Company [other entity acting as managing certificateholder] in its sole discretion; accordingly, the Trust will lack the corporate characteristic of free transferability of interests. Furthermore, because more than 90% of the income of the Trust each year will consist of interest, it will not be treated as a corporation under the publicly traded partnership rules of Section 7704 of the Code. Because the Trust does not possess at least two and may lack all four of the relevant corporate characteristics, and because it will not be treated as a publicly traded partnership, it will be classified as a partnership for federal income tax purposes.

     Taxable mortgage pool ("TMP") rules enacted as part of the Tax Reform Act of 1986 treat certain arrangements that securitize real estate mortgages as taxable corporations. An entity will be characterized as a TMP only if (i) substantially all of its assets are debt obligations and more than 50% of such debt obligations consist of real estate mortgages or interests therein, (ii) the entity is the obligor under debt obligations with two or more maturities and
(iii) payments on the debt obligations referred to in (ii) bear a relationship to payments on the debt obligations referred to in (i). Equity interests corresponding to maturity classes of debt will be treated as debt for purposes of these rules to the extent provided in Treasury regulations. Characterization of the Trust as a TMP would prevent tax-exempt interest income from flowing through to holders, because the Trust would be taxed as a corporation. Because the Certificates do not represent interests in the Trust with two or more maturities, Tax Counsel is of the opinion that the Trust will not be treated as a TMP.

     Treatment of distributions to holders of each class of Certificates as tax-exempt interest requires that such holders be treated as members of the partnership created by the Trust Agreement, and therefore requires that such class constitute an equity interest in the Trust, rather than a debt obligation of the Trust or of the holders of some other class or classes of Certificates, for federal income tax purposes. If the IRS were successfully to assert that a class of Certificates represents indebtedness of the Trust or of the holders of some other class or classes of Certificates, distributions to the holders of the class of Certificates treated as indebtedness would not constitute tax-exempt interest and the holders of the class or classes of Certificates determined to represent equity interests in the Trust Arrangement would be treated as owning all of the Tax Exempt Securities, subject to a borrowing from the holders of the classes of Certificates treated as indebtedness. Tax Counsel has advised that if the IRS were to pursue this position in court, the IRS should not prevail.

     In addition, there can be no absolute assurance that the IRS will agree with the other opinions of Tax Counsel set forth above. If the IRS were successfully to assert that the Trust constitutes an association taxable as a corporation, distributions from the Trust to some or all holders would not be treated as tax-exempt interest, which would have a materially adverse effect upon investors. The remainder of this discussion assumes that the Trust Arrangement will be taxable as a partnership and that all holders are members of such partnership.

PARTNERSHIP TAXATION

     As a partnership, the Trust will not be subject to federal income tax, but each Certificateholder will be required to separately take into account such holder's allocable share of income, gain, losses, deductions and credits of the Trust. The Trust will report its operations on the accrual basis for federal income tax purposes, using the calendar year as its taxable year. The Trust will file a partnership information return with the IRS for each taxable year of the Trust and will report each Certificateholder's allocable share of Trust income and expense to holders and the IRS on Schedule K-1. Each Certificateholder must include on its federal income tax returns its allocable share of Trust income and expense for any taxable year of the Trust ending within or with the taxable year of the Certificateholder. The Company [other entity acting as managing certificateholder] will be the tax matters partner for the Trust and, in general, will have the authority to extend the statute of limitations for the Certificateholders with respect to Trust items and to enter into settlements (that may be binding on the Certificateholders) with the IRS on behalf of the Certificateholders.

     The Trust's income will consist primarily of interest earned on the Tax Exempt Securities (including appropriate adjustments for original issue discount, bond premium and market discount, if any) and any gain upon disposition or redemption of Tax Exempt Securities and Additional Tax Exempt Securities. The Trust's deductions will consist primarily of expenses of the Trust and losses, if any, upon disposition of Tax Exempt Securities and Additional Tax Exempt Securities.

     The tax items of a partnership are allocable to the partners in accordance with the Code, Treasury Regulations and the partnership agreement (here, the Trust Agreement and related documents). The Trust Agreement will provide that items of income and deduction are reflected as increases or decreases in the capital accounts of the holders and distributions in liquidation will be made in accordance with those accounts. The Trust Agreement should therefore have substantial economic effect, and Tax Counsel is of the opinion that the allocations in the Trust Agreement will be respected for federal income tax purposes. However, because tax allocations and tax reporting will be done on a uniform basis for all Certificateholders but Certificateholders may purchase Certificates at different times and at different prices, the ultimate tax consequences to a Certificateholder may differ from the amounts reported by the Trust.

     Distributions from the Trust will generally not be taxable to a Certificateholder unless such distributions are in excess of the Certificateholder's adjusted basis in the Certificates it owns. Cash distributions to a Certificateholder in excess of adjusted basis generally will be taxable to such Certificateholder as capital gain. A Certificateholder's basis in its Certificate will generally be equal to the Certificateholder's purchase price, increased by such Certificateholder's share of items of Trust income and gain, and reduced, but not below zero, by such Certificateholder's share of Trust expenses and losses (including amortizable bond premium) and distributions by the Trust.

     If a Certificate is transferred during a taxable year of the Trust, allocations of tax items of the Trust between the transferor and the transferee will be based upon the portions of such taxable year during which each owned the Certificate.

     Under Section 708 of the Code, the Trust will be deemed to terminate for Federal income tax purposes if 50% or more of the capital and profits interests in the Trust are sold or exchanged within a 12-month period. If such a termination were to occur, the Trust's taxable year would end and the Trust would be deemed to have distributed its assets to the Certificateholders, who would then be treated as recontributing those assets to the Trust, as a new partnership. Under these rules, Certificateholders would generally not recognize any taxable gain or loss as a result of the deemed distribution of the Trust's assets incident to the Trust's termination as a partnership for tax purposes. However, termination could have the effect of modifying the Trust's basis for its underlying Tax Exempt Securities, which in turn may affect items of income, gain or loss reportable by a Certificateholder, or of shifting income and expense items into different taxable years for Certificateholders who are not calendar years reporters. The Company may not be able to determine whether a constructive termination has occurred and the Trust may be unable to comply with certain technical requirements that might apply should such a termination occur.

     Gain or Loss on Sale. In general, a holder's basis in a Certificate is computed in the manner discussed above. Upon sale or exchange of a Certificate, a Certificateholder generally will recognize gain or loss equal to the difference between the amount realized on the disposition and the holder's tax basis in the Certificate. Loss from the sale or exchange of a Certificate will be recognized on a distribution of cash in liquidation of such Certificate if the holder's basis in the Certificate exceeds the amount of money distributed. Except in the case of Certificateholders who are certain financial institutions or who would be treated as dealers in respect of the Tax Exempt Securities, such gains or losses should be capital gains or losses.

     Identification of Interests. Holders that sell some but not all of their interests in Certificates should be aware that they may not be permitted to identify specific interests sold for tax purposes. In Revenue Ruling 84-53, 1984-1 C.B. 159, the IRS took the position that a partner acquiring an interest in a partnership in separate transactions at different prices must maintain an aggregate adjusted tax basis in a single partnership interest consisting of its combined interests. Under this ruling, a Certificateholder who makes various purchases of interests would not be allowed to maintain a separate tax basis in each interest based upon its specific purchase price. It is not clear whether this ruling will apply in the case of a partnership like the arrangement evidenced by the Certificates, where it is anticipated that records will be kept providing a verifiable means of identifying each separate interest and tracing the purchase price of such interest.

     No Section 754 Election. The Trust does not intend to elect under Section 754 of the Code to adjust the basis of its assets upon a sale of Certificates or other events. Consequently, a subsequent purchaser of Certificates may have a basis in its Certificate which differs from the Trust's basis in corresponding Trust assets. Items of items of income and loss generated by the Trust will be determined based on the Trust's basis for its assets rather than the Certificateholder's basis for its Certificates.

ADDITIONAL TAX CONSIDERATIONS

     Additional tax considerations relevant to an investment in the Certificates of any Series are set forth under "Certain Federal Income Tax Consequences - Additional Tax Considerations" in the Prospectus. Prospective investors should read the discussion under such caption in the Prospectus and consult their own tax advisors regarding the additional tax considerations relevant to an investment in the Certificates.

                                 LEGAL MATTERS

     Certain legal matters will be passed upon for the Company by Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., Boston, Massachusetts. [Other counsel to be identified.]


                                USE OF PROCEEDS

     The net proceeds from the sale of the Certificates will be used to [purchase the Tax Exempt Securities deposited into a Trust,] [to repay indebtedness which has been incurred to acquire Tax Exempt Securities,] [to establish any Reserve Funds described herein,] [to pay costs of structuring, guaranteeing, credit enhancing and issuing the Certificates,] [Describe other purposes, if any, relating to one or more of the foregoing.]. [The purchase of the Tax Exempt Securities for a Series will be effected by an exchange of the Certificates with the seller of such Tax Exempt Securities.]


                             PLAN OF DISTRIBUTION

     The [Company] has entered into an Underwriting Agreement with [Tucker Anthony Incorporated, as Underwriter] [the several underwriters (the "Underwriters") listed below for whom [the Underwriter] is acting as Representative]. Subject to the terms and conditions set forth in the Underwriting Agreement, the [Company] has agreed to sell to [the Underwriter] [each of the Underwriters named below], and [the Underwriter] [each of the Underwriters] has [severally] agreed to purchase [the principal amount of Class [A][ ]-1 Certificates set forth opposite its name].

     Underwriters                  Class                    Principal Amount
     ------------                  -----                    ----------------

                                  [A][ ]-1                     $


                                                                ----------
                                                               $__________

     [The Underwriters[s] propose[s] to offer [the Class [A][ ]-1 Certificates] [part of the Class [A][ ]-1 Certificates] directly to the public at the public offering price set forth on the cover page hereof and part to certain dealers at such price less a concession not in excess of the amount set forth below for such Class. The Underwriter[s] may allow and such dealers may reallow a selling concession not in excess of the amount set forth below for such Class. After the initial public offering, such public offering price and such selling concession may be changed.

                                     Selling
                                   Concession              Reallowances
                                   (Percent of             (Percent of
                                    Principal               Principal
                                     Amount)                 Amount)
                                   ----------              -----------

Class [A][ ]-1 Certificates                 %                      %]

     [The [Company] has been advised by the Underwriter that it proposes to offer the Class [A][ ]-1 Certificates to the public from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The Underwriter and any dealers that participate with the Underwriter in the distribution of the Class [A][ ]-1 Certificates may be deemed to be underwriters and any commissions received by them and any profit on the resale of the Class [A][ ]-1 Certificates positioned by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933 as amended.] [Description of underwriting fees.]

     The Underwriting Agreement provides that the [Company] will indemnify the Underwriter[s] against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or contribute to payments the Underwriter[s] may be required to make in respect thereof.

     [The Tax Exempt Securities pledged as security for the Certificates will be purchased from the Underwriter[s] simultaneously with the closing of the sale of the Certificates.]

     [Disclosure of the extent to which Certificates were purchased by the Underwriter or an affiliate in the initial offering of such Certificates.]

     [Disclosure in case the Company or any affiliate is retaining an interest in one or more Classes.]


                                    RATINGS

     It is a condition to the issuance of the Class [A][ ]-1 Certificates that __________ [ and _________] ([each, a] [the] "Rating Agency" assign the [respective] rating[s] of ____ [and _____] to the Class [A][ ]-1 Certificates. The ratings on the Certificates do not address [list any carve-outs].

     A security rating should be evaluated independently of similar ratings of different types of security. A security rating does not address the effect of redemption or reinvestment rates on investors' yields. A rating is not a recommendation to buy, sell or hold Certificates and may be subject to revision or withdrawal at any time by the assigning rating organization. Each rating should be evaluated independently of any other rating. See "RISK FACTORS."

                                                                      APPENDIX A


                     DESCRIPTION OF TAX EXEMPT SECURITIES


Municipal Issuer:
Tax Exempt Securities:

Dated:
Original Principal
     Maturity Date:
Original Par Value
     Amount Issued:
CUSIP Number:
Stated Interest Rate:
Interest and Principal Payment Dates:
Terms of Redemption:

Security for Bonds

Trustee for Tax Exempt Securities:
Mode of Payment
     of Tax Exempt Securities:

Par Value Amount of
     Tax Exempt Securities Deposited Under
     Trust Agreement:                             $   _______


The Tax Exempt Securities will be held by the Trustee for the holders of Certificates as book-entry credits to an account of the Trustee at the Depository Trust Company of New York.

Information contained herein is subject to completion and amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These Securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these Securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                                                                       Version 2

                   Subject to Completion, Dated JUNE 3, 1996

PROSPECTUS SUPPLEMENT
(To Prospectus Dated ______, 1996)

                                  $__________

                            T.A. OF DELAWARE, INC.

                   TAX EXEMPT SECURITIES TRUST CERTIFICATES
                           MULTI-CLASS SERIES [A][ ]

      $_________ ___% Principal Strip Certificates due ________ __, _____

      $      0           (1) Coupon Strip Certificates due _________ __, ____
_____________________

(1) The Coupon Strip Certificates will accrue interest at ___% per annum on a notional amount equal to the outstanding principal balance of the Principal Strip Certificates as described herein.

     Tax Exempt Securities Trust Certificates, Multi-Class Series [A][ ] (the "Certificates") evidence ownership of the principal and interest payments due on the assets held by the Tax Exempt Securities Trust (the "Trust"), to be formed by [T.A. of Delaware, Inc.] (the "Company"), a wholly owned special purpose

                                             (cover page continued on next page)

                          ___________________________

     SEE "RISK FACTORS" BEGINNING ON PAGE S-6 FOR A DESCRIPTION OF CERTAIN FACTORS THAT SHOULD BE CONSIDERED BY PROSPECTIVE INVESTORS IN EVALUATING AN INVESTMENT IN THE CERTIFICATES.

                          ___________________________

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
        AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
             HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION
                  PASSED ON THE ACCURACY OR ADEQUACY OF THIS
                    PROSPECTUS.  ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.
                          ___________________________

     [Tucker Anthony (the "Underwriter")] [the Underwriters (as defined)] intend[s] to make a secondary market in the Certificates, but [has] [have] no obligation to do so. There can be no assurance that a secondary market for the Certificates will develop or, if it does develop, that it will continue.

     The Certificates will be offered from time to time by the Underwriter[s] in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The aggregate proceeds to the [Company] [Trust] from any sale of the Certificates will be equal to the purchase price paid by the purchasers thereof, net of any expenses payable by the Company and any compensation to the Underwriter[s].

     The Certificates are offered by the Underwriter[s] subject to prior sale, to withdrawal, cancellation or modification of the offer without notice, to delivery and acceptance by the Underwriter[s] and certain further conditions. It is expected that delivery of the Certificates will be made in book-entry only form through the facilities of The Depository Trust Company, on or about ____________, 199_.

                                TUCKER ANTHONY
                                --------------
                                 INCORPORATED

        The date of this Prospectus Supplement is __________ __, 199_.

(cover page continued from previous page)

subsidiary of Tucker Anthony Incorporated pursuant to a Trust Agreement (the "Trust Agreement"), dated as of ______ __, 199_, between the Company and [ ] as trustee (the "Trustee"). The Certificates will consist of the following classes: the Principal Strip Certificates and the Coupon Strip Certificates. It is a condition of issuance that the Certificates be rated ___ [and ____] by _______ [and _______, respectively].

     The Trust assets will consist of the municipal securities described herein and in Appendix A (the "Tax Exempt Securities"). The Tax Exempt Securities will
       ----------
be held by the Trustee in accordance with the Trust Agreement. Although the Certificates are secured by the Tax Exempt Securities, the Certificates will have payment characteristics different from the payment characteristics of the Tax Exempt Securities. An investment in the Certificates should not be viewed as a direct investment in the Tax Exempt Securities.

     The yield to maturity on the Principal Strip Certificates will be sensitive and on the Coupon Strip Certificates will be extremely sensitive to the rate and timing of principal payments on the Tax Exempt Securities (including as a result of redemptions and defaults). A rapid rate of redemption of the Tax Exempt Securities could result in the failure of investors in the Coupon Strip Certificates to recover their initial investment. See "Risk Factors" and "Certain Yield and Prepayment Considerations" herein and "Risk Factors" and "Yield Considerations" in the Prospectus.

     Payments on the Tax Exempt Securities are the sole source of payments on the Certificates. Interest on the Tax Exempt Securities is excludable from gross income of the holders thereof for federal income tax purposes. As is more fully discussed under "Certain Federal Income Tax Consequences," because the Trust will be classified as a grantor trust for federal income tax purposes, distributions of interest received with respect to the Tax Exempt Securities are expected to retain their tax exempt character when distributed to Certificateholders with respect to the Certificates.

     The Certificates do not represent an interest in or an obligation of the Company, the municipal issuer of the Tax Exempt Securities, the Trustee, or any of their affiliates. Neither the Certificates nor the underlying Tax Exempt Securities are insured or guaranteed by any governmental agency or instrumentality or by the Company or any of its affiliates.

                              __________________

     This Prospectus Supplement does not contain complete information about the Certificates offered hereby. Additional information is contained in the Prospectus, and purchasers are urged to read both the Prospectus Supplement and the Prospectus in full. Sales of the Certificates may not be consummated unless the purchaser has received both the Prospectus Supplement and the Prospectus.

     [IN CONNECTION WITH THIS OFFERING, THE UNDERWRITERS MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICES OF THE CERTIFICATES AT LEVELS ABOVE THOSE WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH STABILIZATION, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.]

     Until 90 days after the date of this Prospectus Supplement, all dealers effecting transactions in the Certificates, whether or not participating in this distribution, may be required to deliver a Prospectus Supplement and Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus Supplement and Prospectus when acting as underwriter and with respect to their unsold allotments or subscriptions.

                             AVAILABLE INFORMATION

     The Company has filed with the Commission a Registration Statement on Form S-3 (the "Registration Statement") under the Securities Act with respect to the Certificates to be offered by the Prospectus and this Prospectus Supplement. This Prospectus Supplement does not contain all of the information set forth in the Registration Statement and the exhibits and schedules thereto, certain portions of which have been omitted pursuant to the rules and regulations of the Commission. Statements made in this Prospectus Supplement as to the contents of any contract, agreement or other document are not necessarily complete. With respect to each such contract, agreement or other document filed or incorporated by reference as an exhibit to the Registration Statement, reference is made to such exhibit for a more complex description of the matter involved, and each such statement is qualified in its entirety by such reference.

     The Registration Statement and the exhibits and schedules thereto may be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and will also be available for inspection and copying at the regional offices of the Commission located at 7 World Trade Center, New York, New York 10048 and at 500 West Madison Street (Suite 1400), Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

- --------------------------------------------------------------------------------

                               SUMMARY OF TERMS

The following summary is qualified in its entirety by reference to the more detailed information appearing elsewhere herein and in the Prospectus. Capitalized terms used in this summary that are not otherwise defined have the meanings ascribed thereto in the Prospectus.

Title of Securities.........  The securities offered hereby are the Tax Exempt
                              Securities Trust, Multi-Class Series [A][ ] (the "Certificates").

Company.....................  T.A. of Delaware, Inc. (the "Company"), a Delaware
                              corporation. Neither the Company nor any of its affiliates has guaranteed or insured the Certificates. See "THE COMPANY" herein.

Trustee.....................  [                        ] (the "Trustee").

Trust Assets................  The property of the Trust (the "Trust Property")
                              will consist of the Tax Exempt Securities described herein [and in Appendix A]. The Tax Exempt Securities will be irrevocably transferred to the Trustee and will be held in the name of the Trustee or its nominee, in trust for the benefit of the Certificateholders as the beneficial owners of the Tax Exempt Securities in accordance with the Trust Agreement. The Tax Exempt Securities consist of [tax exempt revenue bonds issued by a conduit governmental issuer (the "Conduit Issuer"), the proceeds of which are loaned to an eligible obligor or obligors (the "Obligor) to finance or refinance eligible projects. The Obligor is generally a non-governmental, private entity. The payment of principal, premium, if any, interest and all other amounts owed with respect to Tax Exempt Securities issued by Conduit Issuers are payable by amounts owed by the Obligor under the terms of its loan. The loan is payable out of general cash flow of the Obligor or specific project revenues or otherwise. The repayment obligation may be secured by a mortgage on the project and/or other assets of the Obligor and other security interests. Tax Exempt Securities issued by Conduit Issuers are non-recourse to the Conduit Issuer] [tax exempt revenue bonds issued by a state or local governmental entity, such as a public authority or agency, without general taxing power (the "Revenue Bond Issuer"). The bonds are issued to finance or refinance the capital expenditure and operating needs of the Revenue Bond Issuer and are payable from the revenues of such Issuer, often a dedicated and pledged revenue stream] [tax exempt bonds issued by a governmental entity, such as a state or local government or some other political subdivision, with general taxing power (the "Governmental Issuer"). The bonds are issued to finance or refinance the capital expenditure and operating needs of the Governmental Issuer and are payable from some or all of the revenues of such Issuer. If all sources of revenue of the Issuer, including tax receipts, are available to make the payment, the bonds are general obligation bonds secured by the full faith and credit of the Issuer. Otherwise, they will be limited obligations of the Issuer] [any combination of the foregoing].

                              [Describe asset concentration level of Trust
                              Property, to the extent any Tax Exempt Security or Obligor with respect to any Tax Exempt Security constitutes more than 10% of the Trust Property including cross-reference to audited financial information and other
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

                              information with respect to the Obligor, Revenue Bond Issuer, or Governmental Isuer, as applicable.] [See "RISK FACTORS" and "THE TAX EXEMPT SECURITIES" herein.]

Securities Offered..........  The Tax Exempt Securities Trust Certificates,
                              Multi-Class Series [A][ ] will consist of two classes of Certificates: the Principal Strip Certificates and the Coupon Strip Certificates. Each Certificate evidences the ownership of, and the right to receive certain principal, premium, if any, and interest on the Tax Exempt Securities held by the Trust due after the Cut-Off Date (as Defined) all as more fully described herein.

Principal Strip Rate and
 Coupon Strip Rate..........  The rates on all Classes of Certificates are set forth on the cover hereof.

Initial Certificate
 Principal Balance..........  The Certificates will have an aggregate initial
                              Certificate Principal Balance (as defined) of
                              $[        ]. The Principal Strip Certificates will
                              have an initial Certificate Principal Balance of
                              $[     ]. The Coupon Strip Certificates will have
                              a notional balance equal to the Certificate
                              Principal Balance of the Principal Strip
                              Certificates. Certificate Principal Balance shall mean, with respect to any Certificate, on any date of determination, an amount equal to (a) the initial Certificate Principal Balance (as defined) thereof minus (b) the sum of (i) the aggregate of all amounts in respect of principal of such Certificate (or any predecessor Certificate) distributed to the Holder thereof prior to that date and (ii) the aggregate of all losses allocated to such Certificate (or any predecessor Certificate) as described herein.

Form; Denomination..........  The Certificates will be issued pursuant to the
                              Trust Agreement in denominations of [describe denominations for each class] provided, however, that one certificate of each Class may be issued in such other amount as is necessary to include the remainder of such Class. The Certificates will be initially represented by one or more Global Certificates (as defined) registered in the name of Cede & Co., as nominee of The Depository Trust Company, New York, New York ("DTC"). The interests of beneficial owners of the Certificates will be represented by book entries on the records of participating members of DTC. Physical Certificates (as defined) representing the Certificates will be available only under certain limited circumstances. See "DESCRIPTION OF THE CERTIFICATES - Book-Entry Registration".

Distribution Dates..........  Distributions of principal and interest will be
                              made on each [    ] and [    ] (or, if such day is
                              not a Business Day (defined as any day on which banks in New York, New York are open for commercial banking purposes and that is not a day on which the New York Stock Exchange is authorized or obligated by law or executive order to close) the next succeeding Business Day) (each, a
                              "Distribution Date"), commencing [      ].

Cut-Off Date................  ________ __, 1996 (the "Cut-Off Date").

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

Available Distribution
Amount......................  The "Available Distribution Amount" for any
                              Distribution Date is equal to the aggregate of all payments of principal and interest made with respect to the Tax Exempt Securities and received by the Trustee after the preceding Determination Date (or, in the case of the initial Distribution Date, the Cut-Off Date) on or prior to the related Determination Date (whether due to scheduled payments, scheduled or unscheduled prepayments or otherwise) less any administrative expenses incurred by the Trust since the preceding Determination Date. With respect to any Distribution Date, the "Determination Date" is the day that is _____ business days prior to such Distribution Date.

Interest Distributions......  On each Distribution Date, the Trustee will distribute to the registered holders of the Principal Strip Certificates (the "Principal Strip Certificateholders") and of the Coupon Strip Certificates (the "Coupon Strip Certificateholders" and, together with the Principal Strip Certificateholders, the "Certificateholders" or "Holders") as of the second Business Day next preceding such Distribution Date (the "Record Date"), in the manner and priority set forth herein, to the extent of the Available Distribution Amount for such Distribution Date, interest distributions in an amount equal to the Accrued Certificate Interest (as defined) on such Class.

                              With respect to any Distribution Date, "Accrued Certificate Interest" will be equal to (i) in the case of Principal Strip Certificates, interest accrued during the related Interest Accrual Period (as defined) on the Certificate Principal Balance of the Certificates of such class at the related Principal Strip Rate and (ii) in the case of the Coupon Strip Certificates, interest accrued during the related Interest Accrual Period on a notional balance equal to the Certificate Principal Balance of the Principal Strip Certificates (the "Coupon Strip Notional Amount") immediately prior to such Distribution Date at the Coupon Strip Rate. See "Description of the Certificates - Interest Distributions" herein.. [The "Interest Accrual Period" for any Distribution Date will be the six-month period preceding such Distribution Date.] See "DESCRIPTION OF THE CERTIFICATES -- Interest Distributions" herein.

Principal Distributions.....  On each Distribution Date, the Trustee will distribute to the Principal Strip
                              Certificateholders in whose name the Certificates are registered as of the applicable Record Date, in the manner set forth herein, to the extent of the portion of the Available Distribution Amount remaining after Accrued Certificate Interest has been distributed to Certificateholders, a distribution allocable to principal which will, as more fully described herein, include the scheduled payments due on the Tax Exempt Securities and the portion of any unscheduled collections, including prepayment proceeds and premium, if any. The Coupon Strip Certificates have no Certificate Principal Balance and, accordingly, will not be entitled to any principal distribution. See "Description of the Certificates - Principal Distributions" herein.

Allocation of Losses........  Any losses on the Tax Exempt Securities will be allocated to the Principal Strip Certificates by reducing the aggregate Certificate Principal
                              Balance thereof in an amount equal to such loss. Within the
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

                              Principal Strip Certificates, losses will be allocated pro rata based on the Certificate Principal Balances of all of the Certificates of such Class. Any reduction in the Certificate Principal Balance of the Principal Strip Certificates will result in a corresponding decrease in the Coupon Strip Notional Amount.

[Credit Enhancement.........  [Description of third-party credit enhancement, if any, available for the Certificates, including information with respect to the provider of such third party credit enhancement, as set forth in the Prospectus.]

Special Prepayment
Considerations..............  The rate and timing of payments on the
                              Certificates will depend, among other things, on the rate and timing of principal payments on the Tax Exempt Securities. Such principal payments may be as a result of scheduled or unscheduled payments on the Tax Exempt Securities. Accordingly, the Certificates are subject to cash flow uncertainties.

                              [Insert description of prepayment provisions of the Tax Exempt Securities; Insert description of effect of prepayment provisions on rate and timing of prepayments of Certificates]

Special Yield
Considerations.............   The yield to maturity on the Certificates will
                              depend, among other things, on the rate and timing of payments on the Tax Exempt Securities and the allocation thereof to reduce the Certificate
                              Principal Balance of the Principal Strip
                              Certificates or, in the case of the Coupon Strip
                              Certificates, the related Coupon Strip Notional
                              Amount.

                              The yield to maturity on each class of the Certificates will also depend on the Principal Strip Rate or the Coupon Strip Rate, as applicable, and the purchase price for such Certificates. In general, if a class of Certificates is purchased at a premium and principal distributions thereon occur at a rate faster than anticipated at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a class of Certificates is purchased at a discount and principal distributions thereon occur at a rate slower than that assumed at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase. The degree of yield volatility will depend upon the magnitude of the premium or the discount, as the case may be.

                              The yield to investors on the Coupon Strip
                              Certificates will be extremely sensitive to the rate and timing of principal payments on the Tax Exempt Securities, which rate may fluctuate significantly over time. A rapid rate of principal payments on the Tax Exempt Securities could result in the failure of investors in the Coupon Strip Certificates to recover their initial investment.




Federal Income Tax
Considerations..............  In the opinion of Mintz, Levin, Cohn, Ferris,
                              Glovsky and Popeo, P.C., Boston, Massachusetts,
                              tax counsel to the Company ("Tax Counsel"), a purchaser of Certificates will have purchased stripped bonds or stripped coupons from the Tax Exempt Securities and will be
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

                              treated as the owner thereof (the "Owner") for federal income tax purposes. Discount accruing on Certificates at a yield not exceeding the coupon rate of interest on the Tax Exempt Securities (or, at the election of the taxpayer, the original yield to maturity of the Tax Exempt Securities) will be excludable from gross income for federal income tax purposes.

                              There are a number of material tax aspects of an investment in the Certificates. Prospective investors are urged to read the discussion contained under "Certain Federal Income Tax Consequences" herein and in the Prospectus.

Legal Investment............  Investors whose investment is subject to legal restrictions should consult their own legal advisors to determine whether and to what extent the Certificates constitute legal investment for them. See "LEGAL INVESTMENT."

Use of Proceeds.............  The net proceeds of the offering of the
                              Certificates will be used [to purchase the Tax Exempt Securities] [to repay indebtedness which has been incurred to acquire the Tax Exempt Securities] [to establish the Reserve Fund] [to pay costs of structuring, guaranteeing, credit enhancing and issuing the Certificates] [Describe other purpose, if any, relating to one or more of the foregoing.] See "USE OF PROCEEDS."

Ratings.....................  It is a condition to the issuance of the
                              Certificates that __________ [ and _________]
                              ([each, a] [the] "Rating Agency" assign the
                              [respective] rating[s] of ____ [and _____] to the Certificates. The ratings on the Certificates do not address [list any carve-outs].

                              A security rating should be evaluated
                              independently of similar ratings of different types of security. A security rating does not address the effect of redemption or reinvestment rates on investors' yields. A rating is not a recommendation to buy, sell or hold Certificates and may be subject to revision or withdrawal at any time by the assigning rating organization. Each rating should be evaluated independently of any other rating. See "RISK FACTORS."

- --------------------------------------------------------------------------------

                                 RISK FACTORS

     In addition to the other information contained in this Prospectus Supplement and the Prospectus, investors should consider, among other things, the risk factors described below in connection with the purchase of the Certificates offered hereby.




     CLASSIFICATION OF TRUST FOR FEDERAL INCOME TAX PURPOSES. Neither the Company nor the Trustee will seek any rulings from the Internal Revenue Service regarding the classification of the Trust as a grantor trust for federal income tax purposes rather than as an association taxable as a corporation. While the Company expects to receive an opinion of counsel that the Trust will be classified as a grantor trust, an opinion of counsel is not a legal determination and is not binding on the IRS. Moreover, an opinion of counsel is based on existing judicial and administrative interpretations of applicable law and regulations, all of which are subject to change. Therefore, there can be no assurance that the Trust will be treated as a grantor trust.

     Failure to comply with the constituent documents of the Trust may also result in the Trust being classified, for federal income tax purposes, as an association taxable as a corporation.


     If the Trust were classified as an association taxable as a corporation, among other things, the income, deductions and any credits of the Trust would have to be reported on its own tax return and could not be passed through to the Holders of Certificates, the Trust would be subject to tax as a corporation and distributions by the Trust would not be treated as tax exempt interest, but be taxable as dividends in whole or in part.

     There are a number of material tax aspects of an investment in the Certificates. Prospective investors are urged to read "Certain Federal Income Tax Consequences" herein and in the Prospectus.




     [ASSET CONCENTRATION. The Trust Property of the Trust has a concentration level such that particular Tax Exempt Securities or Obligor with respect to any Tax Exempt Security would constitute more than 10% of the Trust Property. As a result, the Certificates will be subject to credit risk greater than that usually encountered in asset-backed transactions or experienced by Certificates of a Series secured by Trust Property which is not concentrated, because the diversification of credit risk generally present in a non-concentrated asset pool will be diminished. The concentration level of the Trust Property is described under "THE TAX EXEMPT SECURITIES" herein. This Prospectus Supplement also provides or includes by reference financial information on the Obligor(s) with respect to such Tax Exempt Securities.]


     [YIELD AND REDEMPTION CONSIDERATIONS. Describe any particular characteristics of the Tax Exempt Securities that would shorten the average life of the Certificates and could affect the yield of any Class of Certificates. See "Certain Yield and Prepayment Considerations" and "The Tax Exempt Securities."]


     VOTING RIGHTS; CONSENTS. Certificateholders have the right under the Trust Agreement to vote on certain matters. See "The Trust Agreement - Voting Rights. Holders of different Classes of Certificates may have conflicting voting interests. Potential investors in the Certificates should consider the allocation of voting rights herein in light of this consideration.

     FORM OF CERTIFICATES. The Certificates will be represented initially be a Global Certificate registered in the name of Cede & Co., as nominee for DTC, and will not be registered in the name of beneficial owners or their nominees. As a result, unless and until Physical Certificates are issued in the limited circumstances described herein, beneficial owners will not be recognized by the Trustee as "Certificateholders". Therefore, until such time, beneficial owners will be able to exercise the rights of a registered Certificateholder only indirectly through DTC participants and indirect participants (as defined). See "DESCRIPTION OF THE CERTIFICATES - Book-Entry Certificates.

     LIMITED NATURE OF RATINGS. It is a condition of issuance that the Certificates be rated ___ [and ____] by _______ [and _______, respectively]. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning Rating Agency. In addition, a security rating does not address the frequency of principal payments on the Tax Exempt Securities or the corresponding effect on yield to investors. See "RATINGS."

     [Describe any particular risks or considerations concerning the Tax Exempt Securities.]

                           THE TAX EXEMPT SECURITIES

GENERAL

     The Tax Exempt Securities consist of __ issues of tax exempt securities, in the aggregate principal amounts, bearing interest at the rates, and maturing on the dates set forth in the table below:

              TAX              AGGREGATE                             FINAL
             EXEMPT            PRINCIPAL         INTEREST           MATURITY
           SECURITIES           AMOUNT             RATE               DATE
           ----------          ---------         --------           --------




         Total amount
         deposited under
         Trust Agreement:

     Appendix A to this Prospectus sets forth, in addition to the above
     ----------
information, the full names, the respective issuers and obligors (if applicable), the trustee or paying agent, the dates of issuance, the interest and principal payment dates, the redemption features, if any, and the CUSIP numbers of each issue of tax exempt securities making up the Tax Exempt Securities.]

     The Company has received the following price quotations with respect to the Tax Exempt Securities:

    TAX
   EXEMPT             PRICE PER $1,000 OF
 SECURITIES             SUCH SECURITIES        TIME OF QUOTATION        SOURCE
 ----------             ---------------        -----------------        ------




Such quotations were obtained from ____________________, who is [not] affiliated with the Company. The Company believes that there is [an] [no] active secondary market in the Tax Exempt Securities [but the Company believes that the price quotations listed above accurately reflect the market prices of such Tax Exempt Securities].

     [The Tax Exempt Securities were purchased in [an] arms-length transaction[s] from persons unaffiliated with the Issuer of the Tax Exempt Securities or its underwriters.] [The Tax Exempt Securities were purchased in [an arms-length] transaction[s] from __________________, an affiliate of [the underwriter] [the Company].] [The Tax Exempt Securities were purchased in [an] arms-length transaction[s] from persons unaffiliated with the Issuer of the Tax Exempt Securities or its underwriters in exchange for [all] [a portion] of the [Certificates] [Class [A][ ]-1 Certificates]. [Describe pricing/calculation utilized for such exchange.]]

     The Tax Exempt Securities will be held by the Trustee for the Certificateholders as [book-entry credits to an account of the Trustee at DTC] [as ___________].

     Set forth in tabular form below with respect to each of the Tax Exempt Securities is the title of the Tax Exempt Security, indicating the identity and location of the Issuer; the date of the Tax Exempt Security; the rating assigned to the Tax Exempt Security as of the date of this Prospectus Supplement; the principal balance of the Tax Exempt Security expected to be deposited in the Trust on the Closing Date; the percentage of the Trust as of the Closing Date represented by such principal balance of the Tax Exempt Security; the stated coupon rate of interest borne by the Tax Exempt Security; the maturity date of the Tax Exempt Security; the first date on which the Tax Exempt Security may be redeemed pursuant to the [sinking fund] redemption schedule applicable to the Tax Exempt Security; [the first date after the Closing Date on which the Issuer of the Tax Exempt Security may exercise its right of optional redemption with respect to the Tax Exempt Security (the "First Optional Call Date") and the redemption price for that date;] [the percentage of the Trust as of the Closing Date represented by Tax Exempt Securities that are optionally redeemable within [specified years]]; and [whether the interest payable on the Tax Exempt Security is an item of tax preference for purposes of computing the federal alternative minimum tax, according to the opinion rendered at the time of original issuance of the Tax Exempt Security by bond counsel and/or special tax counsel to the Issuer of the Tax Exempt Security].

                                                           TAX
 TITLE OF                                                 EXEMPT
   TAX                                   PERCENTAGES OF  SECURITY             SINKING    FIRST OPTIONAL
  EXEMPT      DATED  CURRENT  PRINCIPAL   INITIAL POOL   INTEREST  MATURITY     FUND       CALL DATE
SECURITIES    DATE   RATING    AMOUNT       BALANCE        RATE      DATE    REDEMPTION   AND PRICE(2)      AMT STATUS(3)
- ----------    -----  -------  ---------  --------------  --------  --------  ----------  --------------     -------------

                     (1)


_________________________

(1) Neither the Company nor the Underwriter[s] make[s] any representations as to the meanings of such rating. Any explanation of the rating must be obtained from the assigning rating organization upon written request to such rating organization. A security rating is not a recommendation to buy, hold or sell securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

[(2) Each Tax Exempt Security continues to be redeemable at declining prices thereafter, but not below par.]

[(3) Indicates whether interest payable on the Tax Exempt Security is required to be treated as a tax preference item for both individuals and corporations for purposes of computing the federal alternative minimum tax. All interest on the Tax Exempt Securities will be included in the adjusted current earnings of certain corporations for purposes of calculating the alternative minimum tax imposed on such corporations.]

     The following table sets forth, for the Tax Exempt Securities, the outstanding par amount of the Tax Exempt Security that is to be deposited into the Trust, the outstanding par amount of all Tax Exempt Securities issued as part of the same bond issue and that have the same maturity and the outstanding par amount of all Tax Exempt Securities issued as part of the same bond issue.

                       OUTSTANDING PAR        OUTSTANDING PAR     OUTSTANDING PAR
                          AMOUNT OF           AMOUNT OF TOTAL     AMOUNT OF TOTAL
                          TAX EXEMPT            TAX EXEMPT      TAX EXEMPT SECURITY
   TITLE OF BOND   SECURITY TO BE DEPOSITED  SECURITY MATURITY         ISSUE
   -------------   ------------------------  -----------------  -------------------




     [Discussion of concentration level of Trust Property.]

REDEMPTION OF TAX EXEMPT SECURITIES

     [Specific redemption provisions to be set forth]

SECURITY FOR THE TAX EXEMPT SECURITIES

     The Tax Exempt Securities are secured principally by the [insert description of security].


[Name of Tax Exempt Securities]

     The following discussion relates to the Security securing the [name of Tax Exempt Securities].

     [copy to follow]

[Name of Tax Exempt Securities]

     [the discussion above will be repeated for each series of Tax Exempt Securities]

OBLIGORS ON TAX EXEMPT SECURITIES

     [The obligation of the Conduit Issuer[s] with respect to the Tax Exempt Securities is non-recourse and is limited to amounts received in connection with the repayment of the loan of proceeds of the Tax Exempt Securities from the Conduit Issuer to the borrower or borrowers thereof (the "Obligor") [and, if applicable, any refunding or cross-calling [to be described based on the specific characteristics of the Tax Exempt Securities]] and will not be payable from general funds or assets of the Conduit Issuer. Accordingly, financial information concerning the Conduit Issuer[s] of the Tax Exempt Securities has not been included in this Prospectus Supplement.] [Because no single underlying Conduit Tax Exempt Security or Obligor with respect to any Tax Exempt Security constitutes 10% or more of the Trust Property, no financial information concerning the underlying Obligor[s] with respect to the Conduit Tax Exempt Securities has been included in this Prospectus Supplement.] [Because one or more underlying Conduit Tax Exempt Securities or Obligors with respect to any Tax Exempt Security constitute 10% or more of the Trust Property, financial information concerning the underlying Obligor[s] has been included in this Prospectus Supplement.]

     [Because no single underlying Revenue Tax Exempt Security or Governmental Tax Exempt Security constitutes 10% or more of the Trust Property, no financial information concerning the Revenue Bond Issuer or the Governmental Issuer, respectively, has been included in this Prospectus Supplement.]


                        DESCRIPTION OF THE CERTIFICATES

GENERAL

     The Tax Exempt Securities Trust Certificates, Multi-Class Series [A][ ] will consist of two classes of Certificates: the Principal Strip Certificates and the Coupon Strip Certificates. Each Certificate evidences the ownership of, and the right to receive certain principal, premium, if any, and interest on the Tax Exempt Securities held by the Trust due after the Cut-Off Date, all as more fully described herein.

     The Certificates will be issued pursuant to the Trust Agreement in denominations of [describe denominations for each Class] provided, however, that one certificate of each Class may be issued in such other amount as is necessary to include the remainder of such Class. The Certificates will be initially represented by one or more Global Certificates (as defined) registered in the name of Cede & Co., as nominee of The Depository Trust Company, New York, New York ("DTC"). The interests of beneficial owners of the Certificates will be represented by book entries on the records of participating members of DTC. Physical Certificates (as defined) representing the Certificates will be available only under certain limited circumstances. See "-- Book-Entry Registration."


     The Certificates will have an aggregate initial Certificate Principal
Balance (as defined) of $[             ].  The Principal Strip Certificates will
have an initial Certificate Principal Balance of $[     ].  The Coupon Strip
Certificates will have a notional balance equal to the Certificate Principal Balance of the Principal Strip Certificates. Certificate Principal Balance shall mean, with respect to any Certificate, on any date of determination, an amount equal to (a) the initial Certificate Principal Balance thereof minus (b) the sum of (i) the aggregate of all amounts in respect of principal of such Certificate (or any predecessor Certificate) distributed to the Holder thereof prior to that date and (ii) the aggregate of all losses allocated to such Certificate (or any predecessor Certificate) as described herein.

     Payments of the principal of and premium, if any, and interest on the Tax Exempt Securities will be the sole source of payments on the Certificates. Neither the Trustee nor the Company will be responsible for the payments due on the Certificates, except that the Trustee will be required to apply all payments received in respect of the Tax Exempt Securities to the Certificates to which they relate without making any deduction, other than administrative expenses and any applicable tax or other governmental charge.

BOOK-ENTRY REGISTRATION

     The Certificates will be issued in the form of one "Global Certificate." The Global Certificate will be deposited on the date of the closing of the sale of the Certificates offered hereby (the "Closing Date") with, or on behalf of, DTC and registered in the name of a nominee of DTC.

     The Global Certificates. Pursuant to procedures established by DTC (i) upon deposit of the Global Certificate, DTC will credit the accounts of persons who have accounts with DTC ("participants") or persons who hold interests through participants designated by the Initial Purchaser with portions of the Global Certificate which shall be comprised of the corresponding respective principal amount of the Global Certificates and (ii) ownership of the Certificates will be shown on, and the transfer of ownership thereof will be effected only through, records maintained by DTC or its nominee (with respect to interests of participants) and the records of participants (with respect to interests of persons other than participants). Certificateholders may hold their interests in the Global Certificates directly through DTC if they are participants in such system, or indirectly through organizations which are participants in such system.


     So long as DTC, or its nominee, is the registered owner or Holder of the Certificates, DTC or such nominee will be considered the sole owner or Holder of the Certificates represented by the Global Certificate for all purposes under the Trust Agreement. No beneficial owner of an interest in the Global Certificates will be able to transfer such interest except in accordance with DTC's applicable procedures, in addition to those provided for under the Trust Agreement with respect to the Certificates.

     Payments of the principal of and interest on the Global Certificate will be made to DTC or its nominee, as the case may be, as the registered owner thereof. None of the Company, the Trustee nor the Underwriter[s] will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in the Global Certificate or for maintaining, supervising or reviewing any records relating to such beneficial ownership interest.

     DTC or its nominee, upon receipt of any payment of the principal of and interest on the Global Certificate, will credit participants' accounts with payments in amounts proportionate to their respective beneficial interests in the principal amount of such Global Certificate as shown on the records of DTC or its nominee. Payments by participants to owners of beneficial interests in any such Global Certificates held through such participants will be governed by standing instructions and customary practice, as is now the case with securities held for the accounts of customers registered to the names of nominees for such customers. Such payments will be the responsibility of such participants.

     Transfers between participants in DTC will be effected in the ordinary way in accordance with DTC rules and will be settled in clearinghouse funds. If a holder requires physical delivery of a Certificates ("Physical Certificates") for any reason, including to sell Certificates to persons in states which require physical delivery of such securities or to pledge such securities, such holder must transfer its interest in the applicable Global Certificate in accordance with the normal procedures of DTC and including, with respect to the Certificates, with the procedures set forth in the Trust Agreement.


     DTC has advised the Company that it will take any action permitted to be taken by a Holder of Certificates (including the presentation of Certificates for exchange as described below) only at the direction of one or more participants to whose account interests in the applicable Global Certificate is credited and only in respect of such portion of the aggregate principal amount of Global Certificates as to which such participant or participants has or have given such direction.

     DTC has advised the Company as follows: DTC is a limited purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "Clearing Agency" registered pursuant to the provisions of
Section 17A of the Securities Exchange Act of 1934, as amended. DTC was created to hold securities for its participants and facilitate the clearance and settlement of securities transactions between participants through electronic book-entry changes in accounts of its participants, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, banks, trust companies and clearing corporations and certain other organizations. Indirect access to the DTC system is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly ("indirect participants").

     Although DTC has agreed to the foregoing procedures in order to facilitate transfers of interests in the Global Certificates among participants of DTC, it is under no obligation to perform such procedures, and such procedures may be discontinued at any time. Neither the Company nor the Trustee will have any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

     Physical Certificates. If DTC is at any time unwilling or unable to continue as a depositary for any Global Certificate and a successor depositary is not appointed by the [Company] within 90 days, Physical Certificates will be issued in exchange for the Global Certificates.

AVAILABLE DISTRIBUTION AMOUNT

     The "Available Distribution Amount" for any Distribution Date is equal to the aggregate of all payments of principal, premium (if any) and interest made with respect to the Tax Exempt Securities and received by the Trustee after the preceding Determination Date (or, in the case of the initial Distribution Date, the Cut-Off Date) on or prior to the related Determination Date (whether due to scheduled payments, scheduled or unscheduled redemptions or otherwise) less any administrative expenses [describe particular administrative expenses, including surveillance fee, if any] incurred by the Trust since the preceding Determination Date. With respect to any Distribution Date, the Determination Date" is the day that is __ business days prior to such Distribution Date.

DISTRIBUTIONS ON THE CERTIFICATES

     Distributions of principal and interest on the Certificates will be made by the Trustee (or its duly appointed paying agent, if any) directly to Holders of Certificates in accordance with the procedures set forth in the Trust Agreement and summarized herein. Interest and principal payments will be made on each Distribution Date. Such payments will be made to holders in whose names the Certificates were registered at the close of business as of the second Business Day next preceding the Distribution Date (the "Record Date"). Distributions will be made by wire transfer in immediately available funds for the account of each Holder whose initial Certificate Principal Balance, or Coupon strip Notional Amount, as applicable, is not less than $________ and who has provided appropriate wire instructions to the Trustee, and to every other Holder, by check mailed to the address of such Holder as it appears on the certificate register. The final payment on any Certificate (whether a Physical Certificate or a Global Certificate) will be made only upon presentation and surrender of such Certificate at the offices of the Trustee or its agent or such office or agency as is specified in the notice of final distribution to Holders of Certificates being retired.

     Interest

     On each Distribution Date, the Trustee will distribute to the Principal Strip Certificateholders and the Coupon Strip Certificateholders in whose name the Certificates are registered as of the applicable Record Date, in the manner set forth herein, to the extent of the Available Distribution Amount for such Distribution Date, interest distributions in an amount equal to the Accrued Certificate Interest on such Class.

     With respect to any Distribution Date, "Accrued Certificate Interest" will be equal to (i) in the case of Principal Strip Certificates, interest accrued during the related Interest Accrual Period (as defined) on the Certificate Principal Balance of the Certificates of such class at the related Principal Strip Rate and (ii) in the case of the Coupon Strip Certificates, interest accrued during the related Interest Accrual Period on the Coupon Strip Notional Amount immediately prior to such Distribution Date at the Coupon Strip Rate. [The "Interest Accrual Period" for any Distribution Date will be the six-month period preceding such Distribution Date.]

     Principal

     On each Distribution Date, the Trustee will distribute to the Principal Strip Certificateholders in whose name the Certificates are registered as of the applicable Record Date, in the manner set forth herein, to the extent of the portion of the Available Distribution Amount remaining after Accrued Certificate Interest has been distributed to Certificateholders, a distribution allocable to principal which will, as more fully described herein, include the scheduled payments due on the Tax Exempt Securities and the portion of any unscheduled collections, including prepayment proceeds and premium, if any. The Coupon Strip Certificates have no Certificate Principal Balance and, accordingly, will not be entitled to any principal distribution.

[CREDIT ENHANCEMENT

     Description of third party credit enhancement, if any available for the Certificates, including information with respect to the provider of such credit enhancement, as set forth in the Prospectus.]

ALLOCATION OF LOSSES

     Any losses on the Tax Exempt Securities will be allocated to the Principal Strip Certificates by reducing the aggregate Certificate Principal Balance thereof in an amount equal to such loss. Within the Principal Strip Certificates, losses will be allocated pro-rata based on the Certificate Principal Balances of all of the Certificates of such Class. Any reduction in the Certificate Principal Balance of the Principal Strip Certificates will result in a corresponding decrease in the Coupon Strip Notional Amount. Such losses will be deemed to have been allocated on any Distribution Date prior to the distribution of principal on such Distribution Date.

                      YIELD AND REDEMPTION CONSIDERATIONS

GENERAL

     The yield to maturity and the aggregate amount of distributions on the Certificates will be affected by the rate and timing of principal payments on and redemption of the Tax Exempt Securities. The timing of changes in the rate of redemptions of the Tax Exempt Securities may, and the timing of losses will, significantly affect the yield to an investor, even if the average rate of principal payments experienced over time is consistent with an investor's expectation. Since the rate and timing of principal payments on the Tax Exempt Securities will depend on future events and on a variety of factors (as described more fully herein) no assurance can be given as to such rate or the timing of principal payments of the Certificates.

     [Insert description of specific redemption and/or default provisions of Tax Exempt Securities and potential effect on yield on and repayments of Certificates].

     [Because the Pass-Through Rates on the Certificates are fixed, such rates will not change in response to changes in market interest rates.]


     The yield to maturity of the Certificates will depend on the price paid by the Holders of the Certificates and the related interest rate. The extent to which the yield to maturity of a Certificate is sensitive to redemptions of the Tax Exempt Securities will depend, in part, upon the degree to which it is purchased at a discount or premium. In general, if a class of Certificates is purchased at a premium and principal distributions thereon occur at a rate faster than anticipated at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a class of Certificates is purchased at a discount and principal distributions thereon occur a rate slower than that assumed at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase. The magnitude of the change will depend upon the amount of premium or discount, as the case may be, and the rate of prepayment.

WEIGHTED AVERAGE LIFE OF CERTIFICATES

     Weighted average life refers to the average amount of time that will elapse from the date of issuance of a security to the date of distribution to the investor of each dollar distributed in reduction of principal of such security (assuming no losses). The weighted average life of the Certificates will be influenced by, among other things, the rate at which principal of the Tax Exempt Securities is paid and the rate at which the Tax Exempt Securities are redeemed.

     The assumed final Distribution Date with respect to each class of the Certificates is _______ __, ___, which is the Distribution Date immediately following the latest scheduled maturity date of the Tax Exempt Securities. No event of default, change in the priorities for distribution among the various classes or other provisions under the Trust Agreement will arise or become applicable solely by reason of the failure to retire the entire Certificate Principal Balance of any Class of Certificates on or before its assumed final Distribution Date.

     The weighted average life of the Principal Strip Certificates is _________.

COUPON STRIP CERTIFICATE YIELD CONSIDERATIONS

     The yield to maturity on the Coupon Strip Certificates will be extremely sensitive to both the timing of receipt of prepayments (which will result from redemptions) and the overall rate of [prepayments/redemptions] and defaults, if any, on the Tax Exempt Securities, which rate may fluctuate significantly over time. A rapid rate of [prepayments/redemptions] of the Tax Exempt Securities may result in a failure of investors in the Coupon Strip Certificates to fully recover their initial investment.

     The following table indicates the sensitivity of the yield to maturity on the Coupon Strip Certificates to various rates of [prepayment/redemption] of the Tax Exempt Securities by projecting the monthly aggregate payments of interest on the Coupon Strip Certificates and computing the corresponding pre-tax yields to maturity on a corporate bond equivalent basis. Any differences between such assumptions and the actual characteristics and performance of the Tax Exempt Securities may result in yields being different from those shown in the Coupon Strip Yield Table. Discrepancies between assumed and actual characteristics and performance underscore the hypothetical nature of the table, which is provided only to give a general sense of the sensitivity of yields in varying prepayment scenarios.

          PRE-TAX YIELDS TO MATURITY OF THE COUPON STRIP CERTIFICATES

  ASSUMED
  PURCHASE
   PRICE
 ---------      ______________________       ______________________

                  %        %        %         %        %         %
                ---      ---       ---       ---      ---       ---


     The pre-tax yields to maturity set forth in the preceding table were calculated by determining the monthly discount rate which, when applied to the assumed stream of cash flows to be paid on the Coupon Strip Certificates, would cause the discounted present value of such assumed streams of cash flows to equal the assumed purchase price listed in the table. Accrued interest is included in the purchase prices shown and is used in computing the corporate bond equivalent yields shown. These yields do not take into account the different interest rates at which investors may be able to reinvest funds received by them as distributions on the Coupon Strip Certificates, and thus do not reflect the return on any investment in the Coupon Strip Certificates when any reinvestment rates other than the discount rates are considered.

     Notwithstanding the assumed prepayment and redemption rates reflected in the preceding table, it is highly unlikely that the Tax Exempt Securities will be redeemed according to one particular pattern. For this reason, and because the timing of cash flows is critical to determining yields, the pre-tax yields to maturity on the Coupon Strip Certificates are likely to differ from those shown in the table, even if all the Tax Exempt Securities are redeemed at the indicated percentages over any given time period or over the entire life of the Certificates.

     There can be no assurance that the Tax Exempt Securities will be [prepaid/redeemed] at any particular rate or that the yield on the Coupon Strip Certificates will conform to the yields described herein. Moreover, the various remaining terms to maturity of the Tax Exempt Securities could produce slower or faster principal distributions than indicated in the preceding table at the various constant percentages specified, even if the weighted average remaining term to maturity of the Tax Exempt Securities is as assumed. Investors are urged to make their investment decisions based on their determinations as to anticipated rates of prepayment under a variety of scenarios. Investors in the Coupon Strip Certificates should fully consider the risk that a rapid rate of [prepayments/redemptions] on the Tax Exempt Securities could result in the failure of such investors to fully recover their investments.


                                  THE COMPANY

     The Company is a wholly owned subsidiary of Tucker Anthony Holding Corporation. Tucker Anthony Incorporated, which may act as underwriter of this offering, is also a wholly owned subsidiary of Tucker Anthony Holding Corporation. The Company was incorporated in the State of Delaware on September 28, 1983. The Company's sole business will be to act as the depositor of Tax Exempt Securities into Trusts formed to issue certificates such as the Certificates and otherwise to act as Trustor as described herein. Prior to the filing of the Registration Statement of which the Prospectus is a part, the Company had limited business activity, unrelated to its activities as described in the Prospectus and this Prospectus Supplement. The principal executive office of the Company is located at One Beacon Street, Boston, Massachusetts 02108 and its telephone number is (617) 725-2487.


                              THE TRUST AGREEMENT

     The discussion of the terms of the Trust Agreement contained herein is limited in scope. Investors should review the discussion contained in the Prospectus under the heading "THE TRUST AGREEMENT." In addition, a copy of the Trust Agreement will be filed with the Securities and Exchange Commission by the Company in a Form 8-K within fifteen days of the initial offering of the Class A-1 Certificates.

     The Company will provide a prospective or actual Certificateholder without charge, on written request, a copy of the Trust Agreement. Requests should be addressed to Secretary, T.A. of Delaware, Inc., One Beacon Street, Boston, Massachusetts 02108.

VOTING RIGHTS ON CERTIFICATES

     Each Certificate will be allocated voting rights for purposes of certain actions that may be taken pursuant to the Trust Agreement. ____% of all voting rights will be allocated to the Class A-1 Certificates in proportion to their Percentage Interests. ____% of all voting rights will be allocated to the Class A-2 Certificates in proportion to their Percentage Interests. ____% of all voting rights will be allocated to the Class A-3 Certificates in proportion to their Percentage Interests. [Voting Rights of Third Party Credit Provider.]

VOTING ON TAX EXEMPT SECURITIES

     In the event of any action or consent requiring the vote of the holders of any Tax Exempt Securities, under the terms of the Trust Agreement the Trustee is required to deliver to the Certificateholders its proxy for such vote, returnable to the Trustee, who is to vote solely in accordance with such proxies, weighted by the voting rights of the Certificates held by each Certificateholder; provided that if the action or consent will result in a decision to retain Tax Exempt Securities which otherwise would be redeemed or tendered or a decision to accept or reject a tender for cash of the Tax Exempt Securities no such proxies shall be delivered and the Trustee shall vote all Tax Exempt Securities in favor of the tender for cash of Tax Exempt Securities. If the holders of Tax Exempt Securities shall have the right to elect to retain Tax Exempt Securities after a mandatory tender or to accept or reject a tender for cash of the Tax Exempt Securities, such election shall not be referred to the Certificateholders but the Trustee shall elect in every case on behalf of the Certificateholders to accept the tender and to receive cash.


     The Trustee is not to take any action as the nominal holder or holder of any of the Tax Exempt Securities, either alone or as a part of a group of such holders of such Tax Exempt Securities, except in accordance with the affirmative direction of the Holders of the Certificates to which such Tax Exempt Securities relate after notifying such Certificateholders of such action or proposed group. The Trustee shall have no liability for any failure to act resulting from late return of, or failure to return, any such proxy sent by the Trustee to Holders of the Certificates.

DEFAULT ON TAX EXEMPT SECURITIES

     The Trustee will use its best reasonable efforts to collect all payments due with respect to the Tax Exempt Securities and, consistent therewith, will follow such normal and customary procedures as it shall deem necessary or desirable.


     If the Issuer defaults on the payment of interest or principal and premium, if any, on any Tax Exempt Security, the Trustee shall promptly give notice to the registered Holders of the applicable Certificates. Such notice shall set forth (a) the identity of the issue of Tax Exempt Securities, (b) the date and nature of such default, (c) the amount of the interest or principal in default,
(d) the identifying numbers of the Coupon Strip Certificates or the Principal Strip Certificates or any combination, as the case may be, evidencing the interest or principal described above in clause (c), and (e) any other information which the Trustee may deem appropriate.

THE TRUSTEE

     The Trust Agreement provides that the Trustee will incur no liability to any Certificateholder if, by reason of any provision of any present or future law, or regulation thereunder, of any governmental authority, or by reason of any natural disaster or war or other circumstance beyond its control, the Trustee is prevented from doing or performing any act or thing which the terms of the Trust Agreement provide should be done or performed.


     The Trust Agreement provides that the Trustee will assume no obligation and shall not be subject to any liability to Holders of Certificates in the performance of its duties, other than by reason of willful misconduct, bad faith or gross negligence. The Trustee will not be under any obligation to take any action which may tend to involve it in any expense or liability, the payment of which within a reasonable time is not, in its reasonable opinion, assured to it. The Trustee may own and deal in Tax Exempt Securities, in obligations of the same issue and maturity as the Tax Exempt Securities and in the Certificates, as though it were not the Trustee under the Trust Agreement.

     The Trustee is required at all times to maintain a fidelity bond or other insurance (which may be self-insurance) in reasonable form and amount to protect against loss due to dishonest or fraudulent action by its employees in connection with its obligations under the Trust Agreement.


     The Trustee is allowed at any time to resign as Trustee by written notice of its election to do so, and such resignation shall take effect upon the appointment of a successor Trustee, subject to the terms and conditions of the Trust Agreement. If at any time the Trustee becomes incapable of acting or is adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property is appointed, or any public officer takes charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then any Holder of a Certificate may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     In any case at any time the Trustee notifies the Company that it elects to resign as Trustee, the Company is required, within 45 days after the delivery of the notice of resignation or removal, to appoint a successor Trustee, which is to be a commercial bank or trust company having its principal office in the United States of America and having a combined capital and surplus of at least $50,000,000. If no successor Trustee has been appointed as successor Trustee within 45 days after the Trustee has given written notice of its election to resign, the Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     Any corporation or association into or with which the Trustee may be merged, consolidated or converted will be the successor of such Trustee without the execution or filing of any document or any further act.

TRUSTEE FEES

     The Trustee is entitled to receive an annual fee (the "Trustee Fee") equal to 0.___% per annum (the "Trustee Fee Rate") on the aggregate Certificate Principal Balance of the Certificates then outstanding. The Trustee Fee is designed to compensate the Trustee for the performance of all of its duties under the Trust Agreement.

AMENDMENTS


     The Trust Agreement may be amended at any time and from time to time by agreement between the Company and the Trustee, for any purpose and in respect of which they may deem necessary or desirable, without the consent of any of the Certificateholders, if (i) the Trustee determines that such amendment will not adversely affect the interests of any Certificateholders and (ii) the Trustee has received an opinion of appropriate special tax and securities counsel to the effect that such amendment would not result in the withdrawal of or modification of the conclusions of, any opinion previously delivered by such counsel in connection with the Certificates. In addition, the Trust Agreement may be amended at any time without the consent of any of the Holders of the Certificates for purposes of obtaining or maintaining any rating on the Certificates by a nationally recognized securities rating agency.

TERMINATION EVENTS

     Upon the occurrence of any of the following (herein called "Termination Events"):

          (a) the Trustee shall fail to distribute to any Certificateholders any distribution required to be made under the terms of the Trust Agreement and such failure shall continue unremedied for five days;

          (b) the Company shall consent to the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding of or relating to the

     Company or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or for the winding up or liquidation of its affairs, shall have been entered against the Company or the Company shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment to the benefit of its creditors or voluntarily suspend payment of its obligations;


          (c)  the Company shall cease to be a party to the Trust Agreement; or

          (d) it becomes necessary to register the Trust as an "investment company" under the Investment Company Act of 1940, as amended;


the Trustee shall notify each registered Certificateholder of the occurrence of such Termination Event as soon as practicable after it obtains knowledge thereof. The Certificateholders representing at least 66% of the voting rights of Certificates affected by a Termination Event may waive such Termination Event; provided, however, that a Termination Event under section (a) above may only be waived by all of the Certificateholders. Upon any such waiver, such Termination Event shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other Termination Event not shall impair any right consequent thereon except to the extent expressly waived. [Unless a Termination Event is waived by the requisite number of Certificateholders, as soon as is commercially practical, after the giving of notice to the Certificateholders, the Trustee shall sell the Tax Exempt Securities to the highest bidder in an auction, subject only to the requirement that at least one bid is received from a person that is not an affiliate of the Company. The proceeds of such a sale or, if no such bids are received, the assets of the Trust shall be distributed on the next Distribution Date to the Certificateholders pro rata based on the outstanding Certificate Principal Balances of the Certificates they hold.]

TERM OF EFFECTIVENESS

     Except as provided below, the Trust Agreement is to remain in effect until the date upon which all of the Tax Exempt Securities have been paid in full at the maturity or early redemption thereof or receipt of a final payment thereon, and the payments on such Tax Exempt Securities has been distributed to Holders of Certificates in accordance with the Trust Agreement. The discharge of any indenture or other document related to any of the Tax Exempt Securities will not result in a termination of the Trust Agreement. The Trust Agreement shall terminate with the consequences set forth above under "--Termination Events" upon the occurrence of any Termination Event unless such Termination Event shall have been waived as described above.


                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     In the opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., Boston, Massachusetts, tax counsel to the Company ("Tax Counsel"), the Trust will be classified for federal income tax purposes as a grantor trust and not as an association taxable as a corporation, and a purchaser of Certificates will have purchased stripped bonds or stripped coupons from the Tax Exempt Securities and will be treated as the owner thereof for federal income tax purposes. This opinion is based upon and subject to the discussion set forth below. As described below under "-- Original Issue Discount," discount accruing on Certificates at a yield not exceeding the coupon rate of interest on the Tax Exempt Securities (or, at the election of the taxpayer, the original yield to maturity of the Tax Exempt Securities) will be excludable from gross income for federal income tax purposes. In addition, each Certificateholder will be treated as if it paid directly its share of expenses paid by the Trust. See "Additional Tax Considerations" in the Prospectus.

BASIS OF OPINION

     The opinion of Tax Counsel and the tax consequences described herein are based upon an analysis of existing laws, regulations, rulings and court decisions, including the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and cover certain matters not directly addressed by such authorities. The Internal Revenue Service (the "IRS") has not yet issued any regulations or rulings under certain of the provisions of the Code discussed below and the opinion and tax consequences described herein are subject to and may be modified by the eventual issuance of such regulations and rulings. No rulings will be sought or obtained from the IRS regarding the classification of the Trust as a grantor trust for federal income tax purposes or any other aspect of the tax consequences described herein. In addition, there is no assurance that any such rulings could be obtained or that the IRS will agree with the conclusions expressed herein. The following discussion does not purport to discuss all federal income tax consequences that may be applicable to particular categories of investors, some of which may be subject to special rules. Therefore, potential purchasers should consult their own tax advisors prior to purchasing Certificates.

     On the date of initial issuance and delivery of the underlying Tax Exempt Securities, __________________ (respectively, "Bond Counsel"), rendered its opinion to the effect that, under existing laws, interest on the Tax Exempt Securities is [(i)] excludable from gross income for federal income tax purposes [and (ii) exempt from ___________________ State [and local] income taxes]. See ["Tax Exemption"] in the Official Statement attached as Appendix B to this
                                                        ----------
Prospectus Supplement. In rendering its opinions, Tax Counsel has not independently verified the opinion of Bond Counsel. Rather, Tax Counsel has assumed the continuing correctness of such opinion, continuing compliance with the requirements of the Code that must be met after the issuance of the Tax Exempt Securities in order that interest not be included in gross income for federal income tax purposes, and that no circumstances have occurred that would adversely affect the exclusion from gross income for federal income tax purposes of interest on the Tax Exempt Securities as described in the opinion of Bond Counsel. Additionally, Tax Counsel has not undertaken to determine or to inform Certificateholders whether such circumstances have occurred or if they do occur in the future.

ORIGINAL ISSUE DISCOUNT

     The Holder of a Certificate will be treated for federal income tax purposes as acquiring stripped bonds or stripped interest payments at an original issue discount equal to the difference between the aggregate amounts payable on the Certificate (whether representing principal or interest on the Municipal Securities), assuming that the Tax Exempt Securities remain outstanding to their final maturity dates (or earlier applicable redemption date), and the purchase price of the Certificate. The purchaser should accrue such original issue discount using a constant yield to maturity (or applicable redemption date) which discounts all principal, interest and redemption premium, if any, payable on the Certificate to the purchase price thereof. All such accruals of original issue discount will be treated as tax-exempt to the extent that the yield so determined does not exceed the coupon rate on the underlying Tax Exempt Securities (or, at the election of the taxpayer, original yield to maturity of the Tax Exempt Securities). Any accruals in excess of such amount would result in taxable income or gain.


     The original issue discount is accrued over the term to maturity (or applicable redemption date) of each Certificate on the basis of a constant yield to maturity (or applicable redemption date) compounded at the end of each six-month period (or shorter period from the date of purchase) ending on the dates in each calendar year corresponding to payments with respect to the Tax Exempt Securities. The adjusted basis of the Holder of a Certificate is increased by the amount of tax-exempt original issue discount accrued in each period and decreased by cash payments received by the holder in such period.


     With respect to a Certificate which matures within one year or less of the date of purchase by a purchaser thereof, the original issue discount shall be treated as accruing on a straight-line basis over the number of days between the date of purchase and the date of payment of the Certificate. The Holder of a Certificate that matures within one year of purchase may wish to consult its tax advisor with respect to the possibility of electing to treat the original issue discount as accruing on the basis of the constant yield to maturity with compounding on a daily basis.

     The calculation of original issue discount may differ for subsequent purchasers of a Certificate. Such subsequent purchasers should consult their tax advisors as to the proper method of calculation.

ADDITIONAL TAX CONSIDERATIONS

     Additional tax considerations relevant to an investment in the Certificates are set forth under "Certain Federal Income Tax Consequences - Additional Tax Considerations" in the Prospectus. Prospective investors should read the discussion under such caption in the Prospectus and consult their own tax advisors regarding the additional tax considerations relevant to an investment in the Certificates.


                                 LEGAL MATTERS

     Certain legal matters will be passed upon for the Company by Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., Boston, Massachusetts. [Other counsel to be identified.]


                                USE OF PROCEEDS


     The net proceeds from the sale of each Class will be used to [purchase the Tax Exempt Securities] [to repay indebtedness which has been incurred to acquire the Tax Exempt Securities] [to establish the Reserve Fund] [to pay costs of structuring, guaranteeing, credit enhancing and issuing the Certificates] [Describe other purpose, if any, relating to one or more of the foregoing.] See "USE OF PROCEEDS."


                             PLAN OF DISTRIBUTION

     The [Company] has entered into an Underwriting Agreement with [Tucker Anthony Incorporated, as Underwriter] [the several underwriters (the "Underwriters") listed below for whom [the Underwriter] is acting as Representative]. Subject to the terms and conditions set forth in the Underwriting Agreement, the [Company] has agreed to sell to [the Underwriter] [each of the Underwriters named below], and [the Underwriter] [each of the Underwriters] has [severally] agreed to purchase [the Certificates] [the principal amount of each Class of Certificates set forth opposite its name].

 Underwriters    Class      Principal Amount
 ------------    -----      ----------------
                            $


                              ________
                            $ ________

     [The Underwriters[s] propose[s] to offer [the Certificates] [part of each Class of the Certificates] directly to the public at the public offering price set forth on the cover page hereof and part to certain dealers at such price less a concession not in excess of the amount set forth below for each such Class. The Underwriter[s] may allow and such dealers may reallow a selling concession not in excess of the amount set forth below for each such Class. After the initial public offering, such public offering price and such selling concession may be changed.

                                  Selling
                                 Concession          Reallowances
                                 (Percent of          (Percent of
                                  Principal            Principal
                                   Amount)              Amount)
                                 -----------          ----------
Principal Strip Certificates                %                    %
Coupon Strip Certificates                   %                    %]

     [The [Company] has been advised by the Underwriter that it proposes to offer the Certificates to the public from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The Underwriter and any dealers that participate with the Underwriter in the distribution of the Certificates may be deemed to be underwriters and any commissions received by them and any profit on the resale of the Certificates positioned by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933 as amended.] [Description of underwriting fees.]

     The Underwriting Agreement provides that the [Company] will indemnify the Underwriter[s] against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or contribute to payments the Underwriter[s] may be required to make in respect thereof.

     [The Tax Exempt Securities pledged as security for the Certificates will be purchased from the Underwriter[s] simultaneously with the closing of the sale of the Certificates.]

     [Disclosure of the extent to which Certificates were purchased by the Underwriter or an affiliate in the initial offering of such Certificates.]

     [Disclosure in case the Company or any affiliate is retaining an interest in one or more Classes.]


                                    RATINGS

     It is a condition to the issuance of the Certificates that __________ [ and _________] ([each, a] [the] "Rating Agency" assign the [respective] rating[s] of
____ [and _____] to the Certificates. The ratings on the Certificates do not address [list any carve-outs].

     A security rating should be evaluated independently of similar ratings of different types of security. A security rating does not address the effect of redemption or reinvestment rates on investors' yields. A rating is not a recommendation to buy, sell or hold Certificates and may be subject to revision or withdrawal at any time by the assigning rating organization. Each rating should be evaluated independently of any other rating. See "RISK FACTORS."

                                                                      APPENDIX A


                     DESCRIPTION OF TAX EXEMPT SECURITIES


Municipal Issuer:
Tax Exempt Securities:

Dated:
Original Principal
     Maturity Date:
Original Par Value
     Amount Issued:
CUSIP Number:
Stated Interest Rate:
Interest Payment Dates:
Terms of Redemption:

Security for Bonds

Description of Mortgage Loans

Pool Performance Data
     Default Rates
     Foreclosure Costs and Rates
     Use of liquidity reserves or credit enhancement

Trustee for Tax Exempt Securities:
Mode of Payment
     of Tax Exempt Securities:

Par Value Amount of
     Tax Exempt Securities Deposited Under
     Trust Agreement:                                       $   _______



The Tax Exempt Securities will be held by the Trustee for the Holders of Certificates as book-entry credits to an account of the Trustee at the Depository Trust Company of New York.

                                                                       VERSION 1
================================================================================

        No dealer, salesperson or other person has been authorized to give any information or make any representations not contained in this Prospectus Supplement and the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Company or by the Underwriter. This Prospectus Supplement and the Prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, the securities offered hereby to anyone in any jurisdiction in which the person making such offer or solicitation is not qualified to do so or to anyone to whom it is unlawful to make any such offer or solicitation. Neither the delivery of this Prospectus Supplement and the Prospectus nor any sale made hereunder shall, under any circumstances, create an implication that information herein or therein is correct as of any time since the date of this Prospectus Supplement.


                                ______________

                               TABLE OF CONTENTS

                             Prospectus Supplement


                                                                            Page
                                                                            ----
SUMMARY OF TERMS..........................................................   S-
RISK FACTORS..............................................................   S-
THE TAX EXEMPT SECURITIES.................................................   S-
DESCRIPTION OF THE CERTIFICATES...........................................   S-
YIELD AND REDEMPTION CONSIDERATIONS.......................................   S-
THE COMPANY...............................................................   S-
THE TRUST AGREEMENT.......................................................   S-
CERTAIN FEDERAL INCOME TAX CONSEQUENCES...................................   S-
LEGAL MATTERS.............................................................   S-
USE OF PROCEEDS...........................................................   S-
PLAN OF DISTRIBUTION......................................................   S-
RATINGS...................................................................   S-


                                   Prospectus

SUMMARY OF PROSPECTUS.....................................................    1
RISK FACTORS..............................................................    8
THE TAX EXEMPT SECURITIES.................................................   12
YIELD AND REDEMPTION CONSIDERATIONS.......................................   16
DESCRIPTION OF THE CERTIFICATES...........................................   18
DESCRIPTION OF CREDIT ENHANCEMENT.........................................   20
THE COMPANY...............................................................   23
THE TRUST AGREEMENT.......................................................   23
CERTAIN FEDERAL INCOME TAX CONSEQUENCES...................................   28
LEGAL MATTERS.............................................................   31
USE OF PROCEEDS...........................................................   31
METHODS OF DISTRIBUTION...................................................   31
RATINGS...................................................................   32
INDEX OF MAJOR DEFINED TERMS..............................................  I-1


        Until 90 days after the date of each Prospectus Supplement, all dealers effecting transactions in the related Certificates, whether or not participating in the distribution thereof, may be required to deliver this Prospectus and the related Prospectus Supplement. This delivery requirement is in addition to the obligation of dealers to deliver a Prospectus Supplement and Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions


                                  $___________



                            T.A. OF DELAWARE, INC.



                          TAX EXEMPT SECURITIES TRUST
                    CERTIFICATES, MULTI-CLASS SERIES [A][ ]


                              __________________

                             PROSPECTUS SUPPLEMENT

                              __________________


                          TUCKER ANTHONY INCORPORATED


                               ___________, 199_

================================================================================

================================================================================

                                                                       VERSION 2


        No dealer, salesperson or other person has been authorized to give any information or make any representations not contained in this Prospectus Supplement and the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Company or by the Underwriter. This Prospectus Supplement and the Prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, the securities offered hereby to anyone in any jurisdiction in which the person making such offer or solicitation is not qualified to do so or to anyone to whom it is unlawful to make any such offer or solicitation. Neither the delivery of this Prospectus Supplement and the Prospectus nor any sale made hereunder shall, under any circumstances, create an implication that information herein or therein is correct as of any time since the date of this Prospectus Supplement.


                                ______________

                               TABLE OF CONTENTS

                             Prospectus Supplement


                                                                            Page
                                                                            ----
SUMMARY OF TERMS...........................................................  S-
RISK FACTORS...............................................................  S-
THE TAX EXEMPT SECURITIES..................................................  S-
DESCRIPTION OF THE CERTIFICATES............................................  S-
YIELD AND REDEMPTION CONSIDERATIONS........................................  S-
THE COMPANY................................................................  S-
THE TRUST AGREEMENT........................................................  S-
CERTAIN FEDERAL INCOME TAX CONSEQUENCES....................................  S-
LEGAL MATTERS..............................................................  S-
USE OF PROCEEDS............................................................  S-
PLAN OF DISTRIBUTION.......................................................  S-
RATINGS....................................................................  S-

                                   Prospectus

SUMMARY OF PROSPECTUS......................................................   1
RISK FACTORS...............................................................   8
THE TAX EXEMPT SECURITIES..................................................  12
YIELD AND REDEMPTION CONSIDERATIONS........................................  16
DESCRIPTION OF THE CERTIFICATES............................................  18
DESCRIPTION OF CREDIT ENHANCEMENT..........................................  20
THE COMPANY................................................................  23
THE TRUST AGREEMENT........................................................  23
CERTAIN FEDERAL INCOME TAX CONSEQUENCES....................................  28
LEGAL MATTERS..............................................................  31
USE OF PROCEEDS............................................................  31
METHODS OF DISTRIBUTION....................................................  31
RATINGS....................................................................  32
INDEX OF MAJOR DEFINED TERMS............................................... I-1

        Until 90 days after the date of each Prospectus Supplement, all dealers effecting transactions in the related Certificates, whether or not participating in the distribution thereof, may be required to deliver this Prospectus and the related Prospectus Supplement. This delivery requirement is in addition to the obligation of dealers to deliver a Prospectus Supplement and Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions



                                  $___________



                             T.A. OF DELAWARE, INC.



                          TAX EXEMPT SECURITIES TRUST
                    CERTIFICATES, MULTI-CLASS SERIES [A][ ]

                              __________________

                             PROSPECTUS SUPPLEMENT

                              __________________


                          TUCKER ANTHONY INCORPORATED


                               ___________, 199_


===============================================================================

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION
          -------------------------------------------

     The expenses expected to be incurred in connection with the issuance and distribution of the Certificates being registered, other than underwriting compensation, are as set forth below. All such expenses, except for the SEC registration and filing fees, are estimated:

     SEC Registration Fee.............................  $24,138.00
     Legal Fees and Expenses..........................  $ *
     Accounting Fees and Expenses.....................  $ *
     Trustee's Fees and Expenses
      (including counsel Fees)........................  $ *
     Blue Sky Qualification Fees
      and expenses....................................  $ *
     Printing and Engraving Fees......................  $ *
     Rating Agency Fees...............................  $ *
     Miscellaneous....................................  $ *
                                                         ---------

     Total............................................  $ *


________________________
* To be provided by amendment.

ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS
          -----------------------------------------

     Section 145 of the General Corporation Law of Delaware empowers a corporation to indemnify any person who was or is a party or witness or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise. Depending on the character of the proceeding, a corporation may indemnify against expenses, costs and fees (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding if the person indemnified acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. If the person indemnified is not wholly successful in such action, suit or proceeding, but is successful, on the merits or otherwise, in one or more but less than all claims, issues or matters in such proceeding, he or she may be indemnified against expenses actually and reasonably incurred in connection with each successfully resolved claim, issue or matter. In the case of an action or suit by or in the right of the corporation, no indemnification may be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine that despite the adjudication of liability such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper. Section 145 provides that to the extent a director, officer, employee or agent of a corporation has been successful in the defense of any action, suit or proceeding referred to above or in the defense of any claim, issue or manner therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith.

     The Certification of Incorporation of the Registrant provides that no Director of the Registrant shall be personally liable to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a Director; provided, however, that this limitation of liability of a Director shall not apply with respect to (i) any breach of the Director's duty of loyalty to the Registrant or its stockholder, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) any liability arising under Section 174 of the General Corporation Law of the State of Delaware and (iv) for any transaction from which the Director derives an improper personal benefit. The Bylaws of the Registrant are silent as to the indemnification of officers and directors.


ITEM 16.  EXHIBITS:
          --------

          1.1    Form of Underwriting Agreement


          3.1 Certificate of Incorporation of Company as currently in effect


          3.2    Bylaws of Company as currently in effect


          4.1    Form of Trust Agreement (Partnership Classification)


          4.2    Form of Trust Agreement (Grantor Trust Classification)


          *5.1 Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. as to legality including consent of such firm


          *8.1 Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. as to certain tax matters (including consent of such firm)


          *24.1 Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (included as Exhibits 5.1 and 8.1)


_________________________
* To be provided by amendment.

ITEM 17.  UNDERTAKINGS.
          ------------

     A.   Undertaking Pursuant to Rule 415.
          --------------------------------

     The Registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

          (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement for the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

          (iii) To include any material information with respect to the plan of distribution not previously disclosed on the Registration Statement or any material change of such information in the Registration Statement.

     (2) That, for the purpose of determining any liability under the Securities Act of 1933 each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

B.   Filing Incorporating Subsequent Exchange Act Documents By Reference:
     -------------------------------------------------------------------

     The Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof.
                                            ---------

C.   Undertaking in respect of indemnification.
     -----------------------------------------

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, as the case may be, will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston, Massachusetts on March 29, 1996.

                                 T.A. OF DELAWARE, INC.



                                 By:/s/ John H. Goldsmith
                                    -------------------------------------
                                    John H. Goldsmith
                                    Principal Executive Officer



                                 By:/s/ Lawrence G. Kirshbaum
                                    -------------------------------------
                                    Lawrence G. Kirshbaum
                                    Principal Financial Officer



                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Wayne Workman his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as full to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


Signatures                             Title                        Date
- ----------                             -----                        ----
/s/ John H. Goldsmith              Director, Principal
- ------------------------------
John H. Goldsmith                  Executive Officer             March 29, 1996

/s/ Lawrence G. Kirshbaum          Director, Principal
- ------------------------------
Lawrence G. Kirshbaum              Financial Officer             March 29, 1996

/s/ Wayne Workman
- ------------------------------
Wayne Workman                      Director, Vice President      March 29, 1996

/s/ Kevin J. McKay
- ------------------------------
Kevin J. McKay                     Director, Clerk/Secretary     March 29, 1996

                                 EXHIBIT INDEX


EXHIBIT NO.
- -----------


   1.1        -   Form of Underwriting Agreement


   3.1        -   Certificate of Incorporation of Company as currently in
                  effect


   3.2        -   Bylaws of Company as currently in effect


   4.1        -   Form of Trust Agreement (Partnership Classification)


   4.2        -   Form of Trust Agreement (Grantor Trust Classification)


   *5.1       -   Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo P.C.
                  as to legality (including consent of such firm)

   *8.1       -   Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
                  as to certain tax matters (including consent of such firm)


   *24.1      -   Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
                  (included in Exhibits 5.1 and 8.1)



_____________
*  To be provided by amendment